                                                         Pursuant to Rule 497(c)
                                                       Registration No. 33-78264

[PHOTO]

       FC Photo


Excelsior Domestic Equity Funds

Prospectus

July 29, 2003

Excelsior Funds, Inc.
Excelsior Funds Trust

Blended Equity Fund
Large Cap Growth Fund
Optimum Growth Fund
Small Cap Fund
Value and Restructuring Fund
Mid Cap Value Fund
Energy and Natural Resources Fund
Real Estate Fund
Biotechnology Fund

Investment Adviser
United States Trust Company of New York
U.S. Trust Company, N.A.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[LOGO] Excelsior Banner Logo

Table of Contents

Excelsior Funds, Inc. and Excelsior Funds Trust are mutual funds that offer shares in separate investment portfolios that have individual investment goals, strategies and risks. This prospectus gives you important information about the Shares class of the Blended Equity, Large Cap Growth, Small Cap, Value and Restructuring, Energy and Natural Resources, Real Estate and Biotechnology Funds of Excelsior Funds, Inc. and the Optimum Growth and Mid Cap Value Funds of Excelsior Funds Trust (each, a Fund) that you should know before investing. The Optimum Growth and Mid Cap Value Funds offer two classes of shares: Shares, which are offered in this prospectus, and Institutional Shares, which are offered in a separate prospectus. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to each of the Funds. For more detailed information about each Fund, please see:

                                                                             Page
Blended Equity Fund...................................................          4
Large Cap Growth Fund.................................................          6
Optimum Growth Fund...................................................          8
Small Cap Fund........................................................         10
Value And Restructuring Fund..........................................         12
Mid Cap Value Fund....................................................         14
Energy And Natural Resources Fund.....................................         16
Real Estate Fund......................................................         18
Biotechnology Fund....................................................         20
More Information About Risk...........................................         22
More Information About Fund Investments...............................         23
Investment Adviser....................................................         23
Portfolio Managers....................................................         24
Purchasing, Selling And Exchanging Fund Shares........................         25
Distribution Of Fund Shares...........................................         28
Dividends And Distributions...........................................         28
Taxes.................................................................         28
Financial Highlights..................................................         29
How to Obtain More Information About Excelsior Funds.................. Back Cover

--------------------------------------------------------------------------------


Introduction -- Risk/Return
Information Common to the Funds

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal, strategies and risks for reaching that goal. The investment advisers invest Fund assets in a way that they believe will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. An investment adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment adviser does, you could lose money on your investment in a Fund, just as you could with other investments. A Fund share is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

The Adviser's Equity Investment Philosophy:
United States Trust Company of New York and U.S. Trust Company, N.A. (together, the "Adviser") manage each of the Fund's investments with a view toward long-term success. To achieve this success, the Adviser utilizes two fundamental investment strategies, value and growth. These strategies are combined with "longer-term investment themes" to assess the investment potential of individual companies. Specific investment selection is a "bottom-up" approach, guided by these strategies and themes to ensure proper diversification, risk control and market focus.

   Value:
   This long-term strategy consists of searching for, identifying and obtaining the benefits of present or future investment values. For example, such values may be found in a company's future earnings potential or in its existing resources and assets. Accordingly, the Adviser is constantly engaged in assessing, comparing and judging the worth of companies, particularly in comparison to the price the markets place on such companies' shares.

   Growth:
   This long-term strategy consists of buying and holding equity securities of companies that the Adviser believes to be of high quality and high growth potential. Typically, these companies are industry leaders with the potential to dominate their markets by being low-cost, high-quality producers of products or services. Usually these companies have an identifiable competitive advantage. The Adviser believes that the earnings growth rate of these companies is the primary determinant of their stock prices and that efficient markets will reward consistently above average earnings growth with greater-than-average capital appreciation over the long-term.

   Themes:
   To complete the Adviser's investment philosophy in managing the funds, the investment strategies discussed above are applied in concert with longer-term investment themes to identify investment opportunities. These longer-term themes are strong and inexorable trends arising from time to time from economic, social, demographic and cultural forces. The Adviser also believes that understanding the instigation, catalysts and effects of these longer-term trends will enable it to identify companies that are currently or will soon benefit from these trends.

                                    [GRAPHIC]




Blended Equity Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Long-term capital appreciation

  Investment Focus Common stocks of U.S. companies

  Share Price Volatility High

  Principal Investment Strategy Invests in common stocks that the Adviser believes are undervalued in the market

  Investor Profile Investors seeking growth of capital through a diversified portfolio of securities, and who are willing to accept the risks of investing in equity securities

Investment Objective
The Blended Equity Fund seeks long-term capital appreciation by investing in companies that represent good long-term values not currently recognized in the market prices of their securities.

Investment Strategy of the Blended Equity Fund
Under normal circumstances, the Blended Equity Fund invests at least 80% of its net assets in equity securities. The Fund invests primarily in large capitalization (i.e., companies with market capitalizations over $5 billion) common stocks of U.S. and, to a lesser extent, foreign companies that the Adviser believes have value that is not currently reflected in their market prices. The Adviser generally diversifies the Fund's investments over a variety of industries and types of companies. The Fund may invest in companies of any size, including small, high growth companies.

The Adviser takes a long-term approach to managing the Fund and tries to identify companies with characteristics that will lead to future earnings growth or recognition of their true value. The Adviser looks for companies that are positioned to provide solutions to or benefit from complex social and economic trends, or whose products are early in their life cycle and will experience accelerating growth in the future. In addition, the Adviser invests a smaller portion of the Fund's assets in a quantitatively selected segment of large capitalization U.S. companies designed to complement the Fund's core holdings by reducing portfolio volatility and further diversifying the Fund. In considering whether to sell one or more portfolio holdings, the Adviser will generally seek to minimize the tax impact of any such sale(s).

Principal Risks of Investing in the Blended Equity Fund
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund also may be subject to risks particular to its investments in foreign, medium and smaller capitalization companies. These risks are discussed in greater detail in the section entitled "More Information About Risk."

The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole.

--------------------------------------------------------------------------------


Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.

                                    [CHART]

 1993   1994    1995    1996    1997    1998    1999    2000    2001     2002
------  -----  ------  ------  ------  ------  ------ ------- -------  -------
16.34%  0.22%  28.93%  19.88%  29.73%  28.70%  22.80%  -8.13% -16.10%  -20.58%


                           Best Quarter Worst Quarter
                              22.44%      (15.44)%
                            (12/31/98)    (9/30/01)

The Fund's performance for the six month period ending June 30, 2003 was 9.83%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2002 to those of the Standard & Poor's 500 Composite Stock Price Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                          1 Year 5 Years 10 Years
-------------------------------------------------
Blended Equity Fund
  Return Before Taxes   (20.58)% (0.66)%  8.50%
  Return After Taxes
    on Distributions    (21.59)% (1.28)%  7.28%
  Return After Taxes
    on Distributions
    and Sale of Fund
    Shares              (11.80)% (0.44)%  6.86%
Standard & Poor's 500
  Composite Stock Price
  Index (reflects no
  deduction for fees,
  expenses, or taxes)*  (22.10)% (0.58)%  9.34%

* The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                              0.75%
Other Expenses                               0.36%
---------------------------------------------------
Total Annual Fund Operating Expenses         1.11%
  Fee Waivers and Expense Reimbursements   (0.06)%*
---------------------------------------------------
  Net Annual Fund Operating Expenses         1.05%*

* The expense information in the table reflects contractual fee waivers and expense reimbursements currently in effect. The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.05%. The waiver and reimbursement agreement may not be terminated before March 31, 2004. Additionally, until further notice, the Adviser has voluntarily agreed to waive a portion of its advisory and administration fees. During the Fund's latest fiscal year, these fee waivers ultimately reduced the Fund's "Net Annual Fund Operating Expenses" to 0.98%. These fee waivers are voluntary and may be terminated at any time. For more information, see "Investment Adviser."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

                         1 Year 3 Years 5 Years 10 Years
                       ---------------------------------
                          $107   $347    $606    $1,346

                                    [GRAPHIC]




Large Cap Growth Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Superior, long-term capital appreciation

  Investment Focus Common stocks of large U.S. companies

  Share Price Volatility High

  Principal Investment Strategy Invests in common stocks of large companies that the Adviser believes have above-average growth prospects

  Investor Profile Investors seeking total return through a diversified portfolio of securities, and who are willing to accept the risks of investing in equity securities of larger companies

Investment Objective
The Large Cap Growth Fund seeks superior, long-term capital appreciation. The Fund invests in larger companies whose growth prospects, in the opinion of the Adviser, appear to exceed that of the overall market. This objective may be changed without shareholder approval.

Investment Strategy of the Large Cap Growth Fund
Under normal circumstances, the Large Cap Growth Fund invests at least 80% of its net assets in common stocks of large U.S. companies. The large cap companies in which the Fund invests currently have market capitalizations over $5 billion. The Adviser focuses on those companies that it believes have above-average growth prospects.

The Adviser takes a long-term approach to managing the Fund and invests in companies with characteristics that it believes will lead to future earnings growth or recognition of their true value. In selecting particular investments, the Adviser applies a bottom-up investment approach designed to identify the best companies in the most rapidly growing industries. Frequently, these are well established companies that are positioned to provide solutions to or benefit from complex social and economic trends. However, the Fund also may invest in smaller, high growth companies when the Adviser expects their earnings to grow at an above-average rate.

Principal Risks of Investing in the Large Cap Growth Fund
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is subject to the risk that large capitalization growth stocks may underperform other segments of the equity market or the equity markets as a whole.

The Fund also may be subject to risks particular to its investments in smaller capitalization companies. These risks are discussed in greater detail in the section entitled "More Information About Risk."

--------------------------------------------------------------------------------


Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.

            [CHART]

 1998    1999     2000       2001       2002
------  ------  --------  ---------  ---------
67.04%  47.47%   -19.73%   -31.91%    -37.34%


Best Quarter Worst Quarter
   39.37%      (28.35)%
 (12/31/98)    (3/31/01)

The Fund's performance for the six month period ending June 30, 2003 was 10.68%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2002 to those of the Russell 1000 Growth Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                              Since
                           1 Year 5 Years Inception
---------------------------------------------------
Large Cap Growth Fund
  Return Before Taxes    (37.34)% (3.34)% (2.93)%*
  Return After Taxes
    on Distributions     (37.34)% (3.34)% (2.93)%*
  Return After Taxes
    on Distributions
    and Sale of Fund
    Shares               (22.93)% (2.64)% (2.31)%*
Russell 1000 Growth
  Index (reflects no
  deduction for fees,
  expenses, or taxes)*** (27.88)% (3.84)% (3.38)%**

  *Since October 1, 1997
 **Since September 30, 1997
***The Russell 1000 Growth Index is an unmanaged index composed of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is composed of the 1000 largest companies in the Russell 3000 Index which is composed of 3,000 of the largest U.S. companies by market capitalization.

What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                 0.75%
Other Expenses                  0.46%
--------------------------------------
Total Annual Fund Operating
  Expenses                      1.21%
  Fee Waivers and Expense     (0.16)%*
    Reimbursements
--------------------------------------
  Net Annual Fund Operating
    Expenses                    1.05%*

* The expense information in the table reflects contractual fee waivers and expense reimbursements currently in effect. The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.05%. The waiver and reimbursement agreement may not be terminated before March 31, 2004. Additionally, until further notice, the Adviser has voluntarily agreed to waive a portion of its advisory and administration fees. During the Fund's latest fiscal year, these fee waivers ultimately reduced the Fund's "Net Annual Fund Operating Expenses" to 1.03%. These fee waivers are voluntary and may be terminated at any time. For more information, see "Investment Adviser."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 Year 3 Years 5 Years 10 Years
---------------------------------
   $107   $368    $650    $1,452

                                    [GRAPHIC]




Optimum Growth Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Superior, risk-adjusted total return

  Investment Focus Common stocks of U.S. companies

  Share Price Volatility High

  Principal Investment Strategy Invests in common stocks that the Adviser believes have strong growth prospects

  Investor Profile Investors seeking total return through a diversified portfolio of securities, and who are willing to accept the risks of investing in equity securities

Investment Objective
The Optimum Growth Fund seeks superior, risk-adjusted total return. This objective may be changed without shareholder approval.

Investment Strategy of the Optimum Growth Fund
The Optimum Growth Fund invests primarily (at least 65% of its assets) in common stocks of U.S. companies that the Adviser believes have growth prospects that exceed those of the overall market. The Fund generally invests in mid- to large-capitalization companies (i.e., companies with market capitalizations over $1.5 billion) in a variety of industries.

The Adviser takes a long-term approach to managing the Fund and tries to identify high quality companies with consistent or rising earnings growth records. Typically, these companies are industry leaders with the potential to dominate their markets by being the low cost, high quality producers of products or services. In addition to its core portfolio selections, the Adviser further diversifies Fund investments with a structured segment of issuers included in the Russell 1000 Growth Index, which includes growth-oriented issuers selected from among the 1000 largest U.S. issuers. From this universe, the Adviser systematically selects companies that it believes, based on quantitative screening, complement the Fund's core holdings by reducing portfolio volatility and further diversifying the Fund.

Principal Risks of Investing in the Optimum Growth Fund
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that medium to large capitalization U.S. stocks or growth stocks may underperform other segments of the equity market or the equity markets as a whole. These risks are discussed in greater detail in the section entitled "More Information About Risk."

--------------------------------------------------------------------------------


Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's shares from year to year.

               [CHART]

 1997    1998    1999     2000     2001       2002
------  ------  ------  --------  --------  --------
33.07%  64.66%  44.47%   -22.36%   -29.08%  -31.94%


                           Best Quarter Worst Quarter
                              36.33%      (25.20)%
                            (12/31/98)    (3/31/01)

The Fund's performance for the six month period ending June 30, 2003 was 10.06%.

This table compares the average annual total returns of the Fund's shares for the periods ended December 31, 2002 to those of the Russell 1000 Growth Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                    Since
                                 1 Year 5 Years Inception
---------------------------------------------------------
Optimum Growth Fund
  (Shares)
  Return Before Taxes          (31.94)% (2.27)%   3.26%*
  Return After Taxes on
    Distributions              (31.94)% (3.65)%   2.13%*
  Return After Taxes on
    Distributions and Sale
    of Fund Shares             (19.61)% (0.41)%   3.80%*
Russell 1000 Growth Index
  (reflects no deduction for
  fees, expenses, or taxes)*** (27.88)% (3.84)%   2.55%**

  *Since June 1, 1996
 **Since May 31, 1996
***The Russell 1000 Growth Index is an unmanaged index composed of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is composed of the 1,000 largest companies in the Russell 3000 Index which is composed of 3,000 of the largest U.S. companies by market capitalization.

What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                              0.65%
Other Expenses                               0.70%
Distribution (12b-1)                         0.00%**
----------------------------------------------------
Total Annual Fund Operating Expenses         1.35%
  Fee Waivers and Expense Reimbursements   (0.30)%*
----------------------------------------------------
  Net Annual Fund Operating Expenses         1.05%*

* The expense information in the table reflects fee waivers and expense reimbursements currently in effect. The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.05%. The waiver and reimbursement agreement may not be terminated before March 31, 2004. For more information, see "Investment Adviser" and "Distribution of Fund Shares."
** The Fund has adopted a distribution plan under Rule 12b-1 of the 1940 Act that authorizes the payment of up to 0.25% for the distribution of Fund shares. However, the Plan is not active at this time.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 Year 3 Years 5 Years 10 Years
---------------------------------
   $107   $398    $711    $1,598

                                    [GRAPHIC]




Small Cap Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Capital appreciation

  Investment Focus Equity securities of small cap U.S. issuers

  Share Price Volatility High

  Principal Investment Strategy Investing in equity securities of smaller companies that are expected to achieve substantial long-term earnings growth

  Investor Profile Investors seeking capital appreciation through a diversified portfolio of securities, and who are willing to tolerate the risks of investing in smaller companies

Investment Objective
The Small Cap Fund seeks long-term capital appreciation by investing primarily in companies with capitalization of $1.5 billion or less.

Investment Strategy of the Small Cap Fund
Under normal circumstances, the Small Cap Fund invests at least 80% of its net assets in equity securities of smaller U.S.-based companies. The small cap companies in which the Fund invests currently have market capitalizations of $1.5 billion or less. These companies tend to be in the early stages of development and the Adviser believes they have the potential to achieve substantial long-term earnings growth.

In selecting investments for the Fund, the Adviser applies a bottom-up investment approach designed to identify innovative companies whose potential is not yet reflected in their market values. Generally, the Fund invests in companies with market capitalizations of $1.5 billion or less, but the Adviser also considers, to a lesser degree, larger or more mature companies engaged in new or higher growth operations that the Adviser believes will result in accelerated earnings growth.

Principal Risks of Investing in the Small Cap Fund
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies.

The Fund is also subject to the risk that small capitalization growth stocks may underperform other segments of the equity market or the equity markets as a whole.

--------------------------------------------------------------------------------


Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.

                                    [CHART]

 1993   1994   1995    1996    1997    1998     1999    2000     2001  2002
------ -----  ------  ------  ------  -------  ------  ------   ----- -------
27.91% 5.30%  22.81%  -2.30%  14.21%  -12.38%  29.71%  -0.92%   1.95% -19.38%

                           Best Quarter Worst Quarter
                              25.80%      (24.77)%
                            (12/31/99)    (9/30/98)

The Fund's performance for the six month period ending June 30, 2003 was 17.27%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2002 to those of the Russell 2000 Index. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                          1 Year 5 Years 10 Years
               --------------------------------------------------
               Small Cap Fund
                 Return Before Taxes    (19.38)% (1.54)%    5.50%
                 Return After Taxes on
                   Distributions        (19.38)% (1.97)%    4.78%
                 Return After Taxes on
                   Sales of Fund Shares (11.90)% (1.22)%    4.37%
               Russell 2000 Index
                 (reflects no deduction
                 for fees, expenses, or
                 taxes)*                (20.48)% (1.36)%    7.16%

* The Russell 2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization.

What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                            0.60%
Other Expenses                             0.43%
-------------------------------------------------
Total Annual Fund Operating Expenses       1.03%*

* The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.05%. The waiver and reimbursement agreement may not be terminated before March 31, 2004. Additionally, until further notice, the Adviser has voluntarily agreed to waive a portion of its advisory and administration fees. During the Fund's latest fiscal year, these fee waivers ultimately reduced the Fund's "Net Annual Fund Operating Expenses" to 0.84%. These fee waivers are voluntary and may be terminated at any time. For more information, see "Investment Adviser."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

                         1 Year 3 Years 5 Years 10 Years
                       ---------------------------------
                          $105   $328    $569    $1,259

                                    [GRAPHIC]




Value and Restructuring Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Long-term capital appreciation

  Investment Focus Common stocks of U.S. companies

  Share Price Volatility High

  Principal Investment Strategy Investing in common stocks of companies which the Adviser believes are undervalued by the market and whose share prices are expected to benefit from the value created through restructuring or industry consolidation

  Investor Profile Investors seeking long-term capital appreciation through a diversified portfolio of securities, and who are willing to bear the risks of investing in equity securities

Investment Objective
The Value and Restructuring Fund seeks long-term capital appreciation by investing in companies which will benefit from their restructuring or redeployment of assets and operations in order to become more competitive or profitable.

Investment Strategy of the Value and Restructuring Fund
The Value and Restructuring Fund invests primarily (at least 65% of its assets) in common stocks of U.S. and, to a lesser extent, foreign companies whose share price, in the opinion of the Adviser, does not reflect the economic value of the company's assets, but where the Adviser believes restructuring efforts or industry consolidation will serve to highlight the true value of the company.

In choosing investments for the Fund, the Adviser looks for companies where restructuring activities, such as consolidations, outsourcing, spin-offs or reorganizations, will offer significant value to the issuer and increase its investment potential. The Adviser may select companies of any size for the Fund and the Fund invests in a diversified group of companies across a number of different industries.

Principal Risks of Investing in the Value and Restructuring Fund
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund also may be subject to risks particular to its investments in foreign, small and medium capitalization companies. These risks are discussed in greater detail in the section entitled "More Information About Risk."

The Fund is also subject to the risk that equity securities of issuers expected to experience a restructuring or business combination may underperform other segments of the equity market or the equity markets as a whole.

--------------------------------------------------------------------------------


Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.

                                    [CHART]

 1993    1994     1995     1996    1997    1998    1999   2000    2001    2002
------   -----   ------   ------  ------  ------  ------  -----  ------ -------
39.95%   2.60%   38.80%   25.05%  33.56%  10.32%  41.97%  7.21%  -4.96% -23.32%


                           Best Quarter Worst Quarter
                              28.03%      (20.46)%
                            (12/31/99)    (9/30/98)

The Fund's performance for the six month period ending June 30, 2003 was 18.19%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2002 to those of the Russell 1000 Value Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                           1 Year 5 Years 10 Years
------------------------------------------------------------------
Value and Restructuring Fund
  Return Before Taxes                    (23.32)%  4.12%   15.08%
  Return After Taxes in Distributions    (23.47)%  3.81%   14.46%
  Return After Taxes in Distributions
    and Sale of Fund Shares              (14.31)%  3.22%   12.82%
Russell 1000 Value Index (reflects no
  deduction for fees, expenses, or
  taxes)*                                (15.52)%  1.16%   10.81%

* The Russell 1000 Value Index is an unmanaged index composed of the 1,000 companies with lower price-to-book ratios and lower forecasted growth rates in the Russell 3000 Index. The Russell 3000 Index is composed of the 3,000 of the largest U.S. companies by market capitalization.

What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                              0.60%
Other Expenses                               0.53%
---------------------------------------------------
Total Annual Fund Operating Expenses         1.13%
  Fee Waivers and Expense Reimbursements   (0.14)%*
---------------------------------------------------
  Net Annual Fund Operating Expenses         0.99%*

* The expense information in the table reflects fee waivers and expense reimbursements currently in effect. The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 0.99%. The waiver and reimbursement agreement may not be terminated before March 31, 2004. For more information, see "Investment Adviser."


Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

                         1 Year 3 Years 5 Years 10 Years
                       ---------------------------------
                          $101   $345    $609    $1,362

                                    [GRAPHIC]




Mid Cap Value Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Long-term capital appreciation

  Investment Focus Common stocks of U.S. companies

  Share Price Volatility High

  Principal Investment Strategy Investing in common stocks that the Adviser believes are undervalued by the market

  Investor Profile Investors seeking growth of capital through a diversified portfolio of securities, and who are willing to accept the risks of investing in equity securities

Investment Objective
The Mid Cap Value Fund seeks long-term capital appreciation. This objective may be changed without shareholder approval.

Investment Strategy of the Mid Cap Value Fund
Under normal circumstances, the Mid Cap Value Fund invests at least 80% of its net assets in mid cap equity securities. The mid cap companies in which the Fund invests currently have market capitalizations in the range of $1.5 billion and $5 billion. The Fund invests primarily in common stocks of U.S. and, to a lesser extent, foreign companies that the Adviser believes are undervalued at current market prices. The Adviser generally diversifies the Fund's investments over a variety of industries and the Fund may invest in companies of any size, including small, high growth companies.

In selecting investments for the Fund, the Adviser combines fundamental research with valuation constraints to identify companies trading at what the Adviser believes are reasonable prices and displaying characteristics expected to lead to greater recognition of true value. The Adviser believes that events such as restructuring activities and industry consolidations can be the catalysts necessary to realize this value.

Principal Risks of Investing in the Mid Cap Value Fund
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is subject to the risk that its undervalued mid cap equity securities may underperform other segments of the equity market or the equity markets as a whole.

The mid and smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid and small cap companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid and small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

The Fund also may be subject to risks particular to its investments in foreign companies. These risks are discussed in greater detail in the section entitled "More Information About Risk."

--------------------------------------------------------------------------------


Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's shares from year to year.

               [CHART]

 1997    1998    1999   2000   2001     2002
------  ------  ------  -----  -----  -------
27.53%  20.11%  34.44%  4.22%  8.43%  -15.75%

                           Best Quarter Worst Quarter
                              26.76%      (20.67)%
                            (12/31/99)    (9/30/02)

The Fund's performance for the six month period ending June 30, 2003 was 16.78%.

This table compares the average annual total returns of the Fund's shares for the periods ended December 31, 2002 to the Russell Mid Cap Value Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                  Since
                                              1 Year 5 Years  Inception
          -------------------------------------------------------------
          Mid Cap Value Fund (Shares)
             Return Before Taxes            (15.75)%  8.98%    13.22%*
             Return After Taxes
              on Distributions              (15.80)%  5.77%    10.37%*
             Return After Taxes
              on Distributions and Sale
              of Fund Shares                 (9.67)%  6.75%    10.50%*
          Russell Mid Cap Value Index
           (reflects no deduction for fees,
           expenses, or taxes)***            (9.65)%  2.95%     8.76%**

   *Since June 1, 1996
  **Since May 31, 1996
 ***The Russell Mid Cap Value Index measures the performance of medium-sized, value-oriented securities.

What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

            Management Fees                                 0.65%
            Other Expenses                                  0.63%
            Distribution (12b-1) Fees                       0.00%**
            -------------------------------------------------------
            Total Annual Fund Operating
             Expenses                                       1.28%
               Fee Waivers and Expense Reimbursements     (0.29)%*
            -------------------------------------------------------
               Net Annual Fund Operating
                Expenses                                    0.99%*

* The expense information in the table reflects fee waivers and expense reimbursements currently in effect. The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 0.99%. The waiver and reimbursement agreement may not be terminated before March 31, 2004. For more information, see "Investment Adviser" and "Distribution of Fund Shares."
** The Fund has adopted a distribution plan under Rule 12b-1 of the 1940 Act that authorizes the payment of up to 0.25% for the distribution of Fund shares. However, the Plan is not active at this time.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

                         1 Year 3 Years 5 Years 10 Years
                       ---------------------------------
                          $101   $377    $674    $1,520

                                    [GRAPHIC]




Energy and Natural Resources Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Long-term capital appreciation

  Investment Focus Equity securities of U.S. and foreign energy and natural resources companies

  Share Price Volatility High

  Principal Investment Strategy Investing in equity securities of U.S. and foreign issuers engaged in the energy and natural resources groups of industries

  Investor Profile Investors seeking long-term growth of capital, and who are willing to accept the risks of investing in a non-diversified portfolio of energy and natural resources companies


Investment Objective
The Energy and Natural Resources Fund seeks long-term capital appreciation by investing primarily in companies that are in the energy and other natural resources groups of industries. The Fund may also invest, to a more limited extent, in gold and other precious metal bullion and coins.

Investment Strategy of the Energy and Natural Resources Fund
Under normal circumstances, the Energy and Natural Resources Fund invests at least 80% of its net assets in equity securities of U.S. and, to a lesser extent, foreign companies engaged in the energy and natural resources industries. These companies include those engaged in the discovery, development, production or distribution of energy or other natural resources and companies that develop technologies and furnish energy and natural resource supplies and services to these companies. In selecting investments for the Fund, the Adviser takes a long-term approach and seeks to identify companies whose value is not recognized in the prices of their securities or with characteristics that will lead to above-average earnings growth.

Energy companies normally will constitute a significant portion of the Fund's investments, and the Fund typically invests at least 50% of its assets in crude oil, petroleum and natural gas companies. The Fund also may invest a portion of its assets in precious metals, such as gold bullion, and companies engaged in the production of precious metals. The Fund invests in companies of any size, including small, high growth companies.

Principal Risks of Investing in the Energy and Natural Resources Fund
The Fund is subject to the risk that the securities of issuers engaged in the energy and natural resources industries that the Fund purchases will underperform other market sectors or the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same industry, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry. The values of natural resources are affected by numerous factors including events occurring in nature and international politics. For instance, events in nature (such as earthquakes or fires in prime natural resources areas) and political events (such as coups or military confrontations) can affect the overall supply of a natural resource and thereby the value of companies involved in such natural resource.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund also may be subject to risks particular to its investments in foreign, medium and smaller

--------------------------------------------------------------------------------

capitalization companies. These risks are discussed in greater detail in the section entitled "More Information About Risk."

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political/regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.

                                    [CHART]

 1993   1994    1995   1996   1997    1998    1999   2000   2001     2001
------ ------- ------ ------ ------ -------- ------ ------ ------- -------
14.69% -2.70%  20.11% 38.38% 18.31% -15.87%  27.30% 42.56% -13.70% -10.14%

                           Best Quarter Worst Quarter
                              21.22%      (18.86)%
                            (3/31/00)     (9/30/02)

The Fund's performance for the six month period ending June 30, 2003 was 10.16%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2002 to those of the Standard & Poor's 500 Composite Stock Price Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                             1 Year 5 Years 10 Years
           ---------------------------------------------------------
           Energy and Natural Resources
            Fund
              Return Before Taxes          (10.14)%   3.44%  10.02%
              Return After Taxes
               on Distributions            (10.27)%   2.21%   8.60%
              Return After Taxes
               on Distributions and Sale
               of Fund Shares               (6.22)%   2.37%   7.93%
           Standard & Poor's 500
            Composite Stock Price
            Index (reflects no deduction
            for fees, expenses, or taxes)* (22.10)% (0.58)%   9.34%

* The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees               0.60%
Other Expenses                0.57%
------------------------------------
Total Annual Fund Operating
 Expenses                     1.17%*

* The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.25%. The waiver and reimbursement agreement may not be terminated before March 31, 2004. Additionally, until further notice, the Adviser has voluntarily agreed to waive a portion of its advisory and administration fees. During the Fund's latest fiscal year, these fee waivers ultimately reduced the Fund's "Net Annual Fund Operating Expenses" to 0.99%. These fee waivers are voluntary and may be terminated at any time. For more information, see "Investment Adviser."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 Year 3 Years 5 Years 10 Years
---------------------------------
   $119   $372    $644    $1,420

                                    [GRAPHIC]




Real Estate Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Current income and long-term capital appreciation

  Investment Focus Equity securities of companies engaged in the real estate business

  Share Price Volatility High

  Principal Investment Strategy Investing in equity securities of real estate investment trusts (REITs) and other issuers engaged in the real estate industry

  Investor Profile Investors seeking current income and long-term growth of capital, and who are willing to accept the risks of investing in a non-diversified portfolio of real estate issuers

Investment Objective
The Real Estate Fund seeks current income and long-term capital appreciation by investing in real estate investment trusts (REITs) and other companies principally engaged in the real estate business. This objective may be changed without shareholder approval.

Investment Strategy of the Real Estate Fund
Under normal circumstances, the Real Estate Fund invests at least 80% of its net assets in REITs and other publicly-traded equity securities of U.S. and, to a lesser extent, foreign companies engaged in the real estate industry. REITs pool investors' funds for investment directly in real estate (equity REITs), real estate loans (mortgage REITs), or a combination of the two (hybrid REITs). The Fund intends to invest primarily in equity and hybrid REITs. REITs generally are income producing investments. The Fund also invests in other issuers engaged in the real estate business, such as developers, mortgage lenders and servicers, construction companies and building material suppliers.

The Adviser takes a long-term approach to managing the Fund and seeks to identify companies with characteristics that will lead to above-average earnings growth. The Adviser analyzes demographic and macroeconomic factors to determine regional allocations. Based on its regional allocations, the Adviser selects particular investments based on its analysis of valuation relative to underlying real estate values.

Principal Risks of Investing in the Real Estate Fund
The Fund is subject to the risk that the securities of issuers in the real estate industry that the Fund purchases will underperform other market sectors or the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same industry, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund's investments in the securities of REITs and companies principally engaged in the real estate industry may subject the Fund to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties and defaults by borrowers or tenants. In addition to these risks, REITs are dependent on specialized management skills and some REITs may have investments in relatively few properties, or in a small geographic area or a single type of property. These factors may increase the volatility of the Fund's investments in REITs.

--------------------------------------------------------------------------------


The Fund also may be subject to risks particular to its investments in foreign companies. These risks are discussed in greater detail in the section entitled "More Information About Risk."

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political/regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.

              [CHART]

  1998     1999     2000    2001    2002
--------  -------  ------  ------  ------
-13.55%    -7.30%  27.58%  13.02%   4.13%

             Best Quarter                Worst Quarter
                10.79%                     (10.55)%
               (6/30/99)                   (9/30/99)

The Fund's performance for the six month period ending June 30, 2003 was 10.22%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2002 to those of the Morgan Stanley REIT Index and the Standard & Poor's 500 Composite Stock Price Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                        Since
                                                     1 Year 5 Years Inception
-----------------------------------------------------------------------------
Real Estate Fund
  Return Before Taxes                                 4.13%   3.77%   4.25%*
  Return After Taxes on Distributions                 2.70%   1.84%   2.31%*
  Return After Taxes on Distributions and Sale of
    Fund Shares                                       2.55%   1.97%   2.30%*
Morgan Stanley REIT Index (reflects no deduction
 for fees, expenses, or taxes)***                     3.64%   3.30%   3.33%**
Standard & Poor's 500 Composite Stock Price Index
 (reflects no deduction for fees, expenses, or
 taxes)****                                        (22.10)% (0.58)% (0.02)%**

   *Since October 1, 1997
  **Since September 30, 1997
 ***The Morgan Stanley REIT Index is a unmanaged capitalization-weighted index composed of the largest and most actively traded REITs designed to provide a broad measure of real estate equity performance.
****The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                    1.00%
Other Expenses                     0.36%
-----------------------------------------
Total Annual Fund Operating
 Expenses                          1.36%
   Fee Waivers and Expense
    Reimbursements               (0.16)%*
-----------------------------------------
   Net Annual Fund Operating
    Expenses                       1.20%*

* The expense information in the table reflects fee waivers and expense reimbursements currently in effect. The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.20%. The waiver and reimbursement agreement may not be terminated before March 31, 2004. For more information, see "Investment Adviser."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

                                                 1 Year 3 Years 5 Years 10 Years
                                               ---------------------------------
                                                  $122   $415    $729    $1,621

                                    [GRAPHIC]




Biotechnology Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Superior, long-term capital appreciation

  Investment Focus Common stocks of biotechnology companies

  Share Price Volatility High

  Principal Investment Strategy Invests in common stocks of companies principally engaged in the research, development and manufacture of various biotechnological products, services and processes

  Investor Profile Investors seeking capital appreciation, and who are willing to accept the risks of investing in a non-diversified portfolio of biotechnology companies

Investment Objective
The Biotechnology Fund seeks superior, long-term capital appreciation.

Investment Strategy of the Biotechnology Fund
Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its net assets in equity securities of U.S., and to a lesser extent, foreign companies principally engaged in the research, development and manufacture of various biotechnological products, services and processes, and whose long-term growth prospects, in the Adviser's opinion, appear to exceed the overall market. For example, the Fund may invest in companies involved with developments and applications in such areas as human health care, pharmaceuticals, agriculture, chemicals, medicine/surgery and industrial-oriented companies. In addition, investments may include securities of companies that: manufacture biotechnological and biomedical products, including devices and instruments; provide biotechnological processes or services; provide scientific and technological advances in biotechnology; and develop new or experimental technologies, such as genetic engineering. The Fund may also invest in securities of companies that distribute biotechnological and biomedical products, including devices and instruments, and companies that benefit significantly from scientific and technological advances in biotechnology.

The Fund may invest in companies of any size, including small, high-growth companies and medium size companies.

In selecting investments for the Fund, the Adviser takes a long-term approach and seeks to identify biotechnology companies whose value is not recognized in the prices of their securities or with characteristics that will lead to above-average earnings growth.

Principal Risks of Investing in the Biotechnology Fund
Biotechnology companies are often small, start-up ventures whose products are only in the research stage. Only a limited number of biotechnology companies have reached the point of approval of products by the FDA and subsequent commercial production and distribution of such products. Therefore, the success of investments in the biotechnology industry is often based on speculation and expectations about future products, research progress and new product filings with regulatory authorities. Such investments are speculative and may drop sharply in value in response to regulatory or research setbacks.

The Fund is subject to the risk that the securities of issuers engaged in the biotechnology sector of the economy that the Fund purchases will underperform other market sectors or the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the biotechnology sector, the Fund is subject to adverse market conditions affecting that sector, such as patent considerations, intense competition and/or rapid technological change and obsolescence affecting that sector. The biotechnology sector also is subject to extensive government regulatory requirements, regulatory approval for new drugs and medical products, product liability and similar matters. As these factors impact the biotechnology sector, the value of securities of biotechnology companies may experience dramatic price movements that have little or no basis in fundamental economic conditions. In addi-

--------------------------------------------------------------------------------

tion, biotechnology companies can have persistent losses during a new product's transition from development to production, and revenue patterns can be erratic. As a result, the Fund's investment in biotechnology companies may subject it to more volatile price movements than an investment in a more diversified securities portfolio.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund also may be subject to risks particular to its investments in foreign, medium and smaller capitalization companies. These stocks may be more volatile than other equity securities, and the risks associated with them are discussed in greater detail in the section entitled "More Information About Risk."

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political/regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.

     [CHART]

  2001      2002
--------  --------
-21.87%   -48.35%


                           Best Quarter Worst Quarter
                              29.08%      (35.63)%
                            (12/31/01)    (6/30/02)

The Fund's performance for the six month period ending June 30, 2003 was 20.21%.

This table compares the Fund's average annual total return for the periods ended December 31, 2002 to those of the NASDAQ Biotechnology Index and the Standard & Poor's 500 Composite Stock Price Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                 1 Year Since Inception
         --------------------------------------------------------------
         Biotechnology Fund
           Return Before Taxes                 (48.35)%     (36.40)%*
           Return After Taxes
             on Distributions                  (48.35)%     (36.42)%*
           Return After Taxes
             on Distributions and
             Sale of Fund Shares               (29.69)%     (27.63)%*
         NASDAQ Biotechnology Index (reflects
           no deduction for fees, expenses, or
           taxes)**                            (45.33)%     (32.31)%*
         Standard & Poor's 500 Composite
           Stock Price Index (reflects no
           deduction for fees, expenses, or
           taxes)***                           (22.10)%     (17.15)%*

  *Since December 31, 2000
 **The NASDAQ Biotechnology Index is a capitalization-weighted index designed to measure the performance of all NASDAQ stocks in the biotechnology sector. ***The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------


Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees                 1.00%
Other Expenses                  0.48%
--------------------------------------
Total Annual Fund Operating
  Expenses                      1.48%
  Fee Waivers and Expense
    Reimbursements            (0.23)%*
--------------------------------------
  Net Annual Fund Operating
    Expenses                    1.25%*

* The expense information in the table reflects contractual fee waivers and expense reimbursements currently in effect. The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.25%. The waiver and reimbursement agreement may not be terminated before March 31, 2004. Additionally, until further notice, the Adviser has voluntarily agreed to waive a portion of its advisory and administration fees. During the Fund's latest fiscal year, these fee waivers ultimately reduced the Fund's "Net Annual Fund Operating Expenses" to 1.24%. These fee waivers are voluntary and may be terminated at any time. For more information, see "Investment Adviser."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                         1 Year 3 Years 5 Years 10 Years
                       ---------------------------------
                          $127   $445    $786    $1,749

More Information About Risk

Equity Risk
(All Funds)--Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in these types of equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision.

Small Cap Risk
(Blended Equity Fund, Large Cap Growth Fund, Small Cap Fund, Value and Restructuring Fund, Mid Cap Value Fund, Energy and Natural Resources Fund and Biotechnology Fund)--The smaller capitalization companies in which the Funds may invest, which generally have market capitalizations up to $1.5 billion, may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies.

Mid Cap Risk
(Blended Equity Fund, Optimum Growth Fund, Value and Restructuring Fund, Mid Cap Value Fund, Energy and Natural Resources Fund and Biotechnology Fund)--The medium capitalization companies in which the Funds may invest, which generally have market capitalizations between $1.5 billion and $5 billion, may be more vulnerable to adverse business or economic events than larger companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend on a relatively small management group. Therefore, medium capitalization stocks may be more volatile than those of larger companies.

Mortgage-Backed Securities
(Real Estate Fund)--Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

Technology Risk
(Blended Equity Fund, Large Cap Growth Fund, Optimum Growth Fund, Small Cap Fund, Value and Restructuring Fund, Mid Cap Value Fund and Biotechnology
Fund)--The Funds may invest in securities of issuers engaged in the

--------------------------------------------------------------------------------

technology sector of the economy. These securities may underperform stocks of other issuers or the market as a whole. To the extent that the Funds invest in issuers conducting business in the technology market sector, the Funds are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the market sector. Competitive pressures may significantly impact the financial condition of technology companies. For example, an increasing number of companies and new product offerings can lead to price cuts and slower selling cycles, and many of these companies may be dependent on the success of a principal product, may rely on sole source providers and third-party manufacturers, and may experience difficulties in managing growth. In addition, securities of technology companies may experience dramatic price movements that have little or no basis in fundamental economic conditions. As a result, a Fund's investment in technology companies may subject it to more volatile price movements.

Foreign Security Risks
(All Funds)--Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial-reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities.

Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Currency Risk
(All Funds)--Investments in foreign securities denominated in foreign currencies involve additional risks, including:

  . A Fund may incur substantial costs in connection with conversions between various currencies.

  . Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

More Information About Fund Investments
In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds' Statements of Additional Information.

The investments and strategies described in this prospectus are those that are used under normal conditions. During adverse economic, market or other conditions, each Fund may take temporary defensive positions such as investing up to 100% of its assets in investments that would not ordinarily be consistent with a Fund's objective. The Fund may not achieve its goal when so invested. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.

Investment Adviser
United States Trust Company of New York and U.S. Trust Company, N.A. (together, the "Adviser"), acting through their respective registered investment advisory divisions, U.S. Trust New York Asset Management Division and U.S. Trust Company, N.A. Asset Management Division, serve as investment adviser to each Fund. United States Trust Company of New York is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company, N.A. is a national bank organized under the laws of the United States. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company.

U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation ("Schwab"). Charles R. Schwab is the founder, Chairman and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. Through its principal subsidiary Charles Schwab & Co., Inc., Schwab is one of the nation's largest financial services firms and the nation's largest electronic brokerage firm, in each case measured by customer assets. At May 15, 2003, Schwab served 8.0 million active accounts with $798.2 billion in customer assets.

--------------------------------------------------------------------------------


United States Trust Company of New York (together with the other wholly-owned subsidiaries of U.S. Trust Corporation, "U.S. Trust") is one of the oldest investment management companies in the country. Since 1853, U.S. Trust has been a leader in wealth management for sophisticated investors providing trust and banking services to individuals, corporations and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. On March 31, 2003, U.S. Trust had approximately $79 billion in aggregate assets under management. United States Trust Company of New York has its principal offices at 114 W. 47th Street, New York, NY 10036. U.S. Trust Company, N.A. is headquartered in Greenwich, Connecticut.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program.

U.S. Trust advises and manages assets for its private clients and funds, some of which have investment objectives and policies similar to the Funds. U.S. Trust will not have any obligation to make available or use any information regarding these proprietary investment activities for the benefit of the Funds. The research department of U.S. Trust prepares research reports that are utilized by these Funds, wealth managers of U.S. Trust and Schwab and its affiliates. It is U.S. Trust's intention to distribute this information as simultaneously as possible to all recipients. However, where the investment adviser of a Fund prepares such research, that Fund may and often does receive and act upon that information before it is disseminated to other parties, which in turn may have a negative effect on the price of the security subject to research.

The Board of Directors of Excelsior Funds, Inc. and the Board of Trustees of Excelsior Funds Trust supervise the Adviser and establish policies that the Adviser must follow in its management activities.

For the fiscal year ended March 31, 2003, the Adviser received advisory fees after waivers, as a percentage of average daily net assets, of:

Blended Equity Fund               0.65%
Large Cap Growth Fund             0.62%
Optimum Growth Fund               0.46%
Small Cap Fund                    0.41%
Value and Restructuring Fund      0.49%
Mid Cap Value Fund                0.42%
Energy and Natural Resources Fund 0.48%
Real Estate Fund                  0.84%
Biotechnology Fund                0.71%

--------
For the period commencing on the date of this Prospectus and ending on March 31, 2004, the Adviser has contractually agreed to waive fees and reimburse expenses to keep the Funds' net annual fund operating expenses from exceeding the percentages stated in the "Annual Fund Operating Expenses" section for each Fund. This waiver and reimbursement agreement may not be terminated before March 31, 2004. In addition, the agreement will renew automatically for the Funds' next fiscal year unless the Adviser or Excelsior Funds, Inc. and Excelsior Funds Trust terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Funds' next fiscal year.

Portfolio Managers
Leigh H. Weiss and Bruce Tavel have served as the Blended Equity Fund's portfolio co-managers since 1997. Mr. Weiss and Mr. Tavel are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Weiss, a Managing Director and Senior Portfolio Manager, has been with U.S. Trust since 1993. Prior to joining U.S. Trust, Mr. Weiss was a portfolio manager with Goldman, Sachs & Co. Mr. Tavel, a Managing Director and Senior Portfolio Manager, has been with U.S. Trust since 1980.

David J. Williams and Timothy Evnin serve as the Value and Restructuring Fund's portfolio co-managers. Mr. Williams is primarily responsible for the day-to-day management of the Fund's portfolio. He has served as the Fund's portfolio manager or co-manager since the Fund's inception. Mr. Williams, a Managing Director and Senior Portfolio Manager, has been with U.S. Trust since 1987. Mr. Evnin, a Managing Director and Senior Portfolio Manager in the Personal Wealth Management Group, has been with U.S. Trust since 1987.

Douglas H. Pyle and Jennifer Byrne, CFA, serve as the Small Cap Fund's portfolio co-managers. Mr. Pyle is primarily responsible for the day-to-day management of the Fund's portfolio. He is a Managing Director of U.S. Trust Company, and has been with U.S. Trust since 1999. Prior to his employment with U.S. Trust, Mr. Pyle served as Chief Investment Officer of Radnor Capital Management. Prior to joining Radnor Capital Management, he was a general partner and Managing Partner at Cashman, Farrell and Associates. Before that, he was a First Vice President with Shearson Lehman Brothers, where he was responsible for research and portfolio management. Ms. Byrne, a Senior Vice President, oversees institutional client portfolio management at U.S. Trust. Prior to joining U.S. Trust, she held a similar position at Radnor Capital Management. Before that, she was Chief Investment Officer at AMA Investment Advisers where she managed several equity mutual funds and supervised the management of the firm's other funds. Ms. Byrne began her career as a Security Analyst with Butcher & Singer.

--------------------------------------------------------------------------------


Michael E. Hoover and Brian M. Madonick serve as the Energy and Natural Resources Fund's portfolio co-managers. Mr. Hoover and Mr. Madonick are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Hoover is a Managing Director and Senior Analyst and has been with U.S. Trust since 1989. He has served as the Fund's portfolio manager or co-manager since 1995. Mr. Madonick, a Senior Vice President in U.S. Trust's Research Division, has been with U.S. Trust since May 2000. He covers a variety of industries within the capital goods market, including electrical equipment, machinery and aerospace/defense. Prior to joining U.S. Trust, Mr. Madonick was an analyst with Bear Stearns & Co., Inc.

Joan Ellis and Tisha Avallone serve as the Real Estate Fund's portfolio co-managers. Ms. Ellis and Ms. Avallone are primarily responsible for the day-to-day management of the Fund's portfolio. Ms. Ellis, a Senior Vice President, has been with U.S. Trust since 1984 and has served as the Fund's manager or co-manager since its inception. Ms. Avallone is a Vice President in U.S. Trust's Equity Research Division. Prior to joining U.S. Trust in 1999, she ran a family-owned wholesale food company. Before that, she spent two years in the corporate lending division of Mellon Bank.

Maria L. Brisbane, CFA, and John F. Lafferty, CFA, serve as the Biotechnology Fund's portfolio co-managers. Ms. Brisbane and Mr. Lafferty are primarily responsible for the day-to-day management of the Fund's portfolio.
Ms. Brisbane, a Senior Vice President and Senior Portfolio Manager, has been with U.S. Trust since 1994. Mr. Lafferty, a Senior Vice President and healthcare industry analyst, has been with U.S. Trust since 1998. Prior to joining U.S. Trust, Mr. Lafferty was a Vice President and healthcare industry analyst with J.P. Morgan & Co.

Timothy Evnin and John McDermott, CFA, serve as the Mid Cap Value Fund's portfolio co-managers. Mr. Evnin and Mr. McDermott are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Evnin, a Managing Director and Senior Portfolio Manager in the Personal Wealth Management Group, has been with U.S. Trust since 1987. Mr. McDermott, a Senior Vice President and Portfolio Manager, has been with U.S. Trust since 1996.

All investment decisions for the Large Cap Growth Fund and Optimum Growth Fund are made by a committee of investment professionals and no persons are primarily responsible for making recommendations to that committee.

Research analyses, trade execution and other facilities provided by U.S. Trust and other personnel also play a significant role in portfolio management and performance.

Purchasing, Selling and Exchanging Fund Shares
This section tells you how to purchase, sell and exchange shares of the Funds.

How to Purchase Fund Shares
You may purchase shares directly by:
..  Mail
..  Telephone
..  Wire
..  Automatic Investment Program, or
..  Automated Clearinghouse (ACH)

To purchase shares directly from us, please call (800) 446-1012 (from overseas, call (617) 483-7297), or complete and send in the application to Excelsior Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8529, Boston, MA 02266-8529. Unless you arrange to pay by wire or through the automatic investment program, write your check, payable in U.S. dollars, to "Excelsior Funds" and include the name of the appropriate Fund(s) on the check. A Fund cannot accept third-party checks, credit cards, credit card checks, money orders, starter checks or cash. To purchase shares by wire, please call us for instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

State Street Bank & Trust
ABA # 011000028
DDA # 99055352
Specify Excelsior Fund Name
Fund Account Number
Account Registration

Investors making initial investments by wire must promptly complete the application and forward it to the address indicated on the application. Investors making subsequent investments by wire should follow the above instructions.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding a Fund to your institution.

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities. Excelsior Funds must adopt such policies and procedures, including procedures to verify the identity of customers opening new accounts. Until such verification is

--------------------------------------------------------------------------------

made, Excelsior Funds may temporarily limit additional share purchases. In addition, Excelsior Funds may limit additional share purchases or close an account if it is unable to verify a customer's identity.

General Information
You may purchase shares on any day that the New York Stock Exchange (NYSE) and the Adviser are open for business (a "Business Day"). Presently, the only Business Days on which the Adviser is closed and the NYSE is open are Veterans' Day and Columbus Day. A Fund may reject any purchase request if it is determined that accepting the request would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Fund receives your purchase request in good order. We consider requests to be in "good order" when all required documents are properly completed, signed and received.

Each Fund calculates its NAV once each Business Day at the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time). So, for you to receive the current Business Day's NAV, a Fund must receive your purchase request in good order before 4:00 p.m., Eastern time.

How We Calculate NAV
NAV of each class of the Funds is the value of the assets attributable to the class less liabilities attributable to the class divided by the number of outstanding shares of the class.

In calculating NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or the Adviser thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Directors and the Board of Trustees, as the case may be. Fixed income investments with remaining maturities of 60 days or less generally are valued at their amortized cost which approximates their market value.

Some Funds may hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the market value of a Fund's investments may change on days when you cannot purchase or sell Fund shares.

Minimum Purchases
To purchase shares for the first time, you must invest at least $500 ($250 for IRAs) in any Fund. Your subsequent investments must be made in amounts of at least $50. A Fund may accept investments of smaller amounts at its discretion.

Automatic Investment Program
If you have a checking, money market or NOW account with a bank, you may purchase shares automatically through regular deductions from your account in amounts of at least $50 per transaction.

With a $50 minimum initial investment, you may begin regularly scheduled investments once per month, on either the first or fifteenth day, or twice per month, on both days.

How to Sell Your Fund Shares
You may sell shares directly by:
..  Mail
..  Telephone
..  Systematic Withdrawal Plan, or
..  Automated Clearinghouse (ACH)

Holders of Fund shares may sell (sometimes called "redeem") shares by following the procedures established when they opened their account or accounts. If you have questions, call (800) 446-1012 (from overseas, call (617) 483-7297).

You may sell your shares by sending a written request for redemption to:

Excelsior Funds
c/o Boston Financial Data Services, Inc.
P.O. Box 8529
Boston, MA 02266-8529

Please be sure to indicate the number of shares to be sold, identify your account number and sign the request.

If you own your shares directly and previously indicated on your account application or arranged in writing to do so, you may sell your shares on any Business Day by contacting a Fund directly by telephone at (800) 446-1012 (from overseas, call (617) 483-7297). The minimum amount for telephone redemptions is $500. Shares will not be redeemed by the Fund unless all required documents have been received by the Fund.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to sell $50,000 or more of your shares, or any amount if the proceeds are to be sent to an address other than the address of record, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

--------------------------------------------------------------------------------

The sale price of each share will be the next NAV determined after the Fund receives your request in good order.

Systematic Withdrawal Plan
If you have at least $10,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

Receiving Your Money
Normally, we will send your sale proceeds within seven days after we receive your request in good order. Your proceeds can be wired to your bank account (if more than $500) or sent to you by check. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase).

Redemptions in Kind
We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise, we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Involuntary Sales of Your Shares
If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

Suspension of Your Right to Sell Your Shares
A Fund may suspend your right to sell your shares if the NYSE restricts trading, or if the SEC declares an emergency. More information about this is in our Statement of Additional Information.

How to Exchange Your Shares
You may exchange your Shares on any Business Day for Shares of any portfolio of Excelsior Funds, Inc. or Excelsior Tax-Exempt Funds, Inc., or for Shares of certain portfolios of Excelsior Funds Trust. In order to protect other shareholders, we may limit your exchanges to no more than six per year or reject an exchange if we deem that such exchange would not be in the best interests of a Fund or its shareholders. This limitation is not intended to limit a shareholder's right to redeem shares. Rather, the limitation is intended to curb short-term trading. Shares can be exchanged directly by mail, or by telephone if you previously selected the telephone exchange option on the account application.

You may also exchange shares through your financial institution. Exchange requests must be for an amount of at least $500.

If you recently purchased shares by check you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from your date of purchase). This exchange privilege may be changed or canceled at any time upon 60 days' notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request in good order.

Telephone Transactions
Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not liable for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine, provided that the Funds follow their telephone transaction procedures. If you or your financial institution transact with a Fund over the telephone, you will generally bear the risk of any loss.

Authorized Intermediaries
Certain intermediaries, such as brokers or other shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. These intermediaries may authorize other organizations to accept purchase, redemption and exchange requests for Fund shares. These requests are normally executed at the NAV next determined after the intermediary receives the request in good order. Authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

Shareholder and Administrative Services
The Funds are permitted to pay a fee of up to 0.25% of the average daily net assets of a Fund to certain organizations for providing shareholder and administrative services to their customers who hold shares of the Funds. These services may include assisting in the processing of

--------------------------------------------------------------------------------

purchase, redemption and exchange requests and providing periodic account statements and other administrative services.

Distribution of Fund Shares
The Optimum Growth and Mid Cap Value Funds have adopted a distribution plan that allows shares of the Funds to pay distribution fees for the sale and distribution of their shares in an amount not to exceed the annual rate of 0.25% of the average daily net asset value of each Fund's outstanding shares. However, fees are not currently being paid under the distribution plan. If the distribution plan is ever implemented, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges because these fees are paid out of a Fund's assets continuously.

The Funds' distributor may institute promotional incentive programs for dealers, which will be paid for by the distributor out of its own assets and not out of the assets of the Funds. Subject to NASD regulation, compensation may include promotional and other merchandise, sales and training programs and other special events sponsored by dealers. Compensation may also include payment for reasonable expenses incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature.

Dividends and Distributions
Each Fund distributes dividends from its income quarterly.

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

Dividends and distributions for shares held of record by U.S. Trust or correspondent banks will be paid in cash. Otherwise, dividends and distributions will be paid in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

Taxes
Each Fund will distribute substantially all of its taxable income including its net capital gain (the excess of long-term capital gain over short-term capital loss), if any. Distributions you receive from a Fund will generally be taxable regardless of whether they are paid in cash or reinvested in additional shares. Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as dividend or ordinary income.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will generally not be currently taxable.

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however, to the portions of each Fund's distributions, if any, that are attributable to interest on federal securities.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

More information about taxes is in the Funds' Statements of Additional Information.

--------------------------------------------------------------------------------

Financial Highlights
The tables that follow present performance information about shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Ernst & Young LLP, independent auditors. Their report, along with each Fund's financial statements, are incorporated by reference into the Funds' Statements of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling (800) 446-1012 (from overseas, call (617) 483-7297).

BLENDED EQUITY FUND

                                                                         Year Ended March 31,
                                                           ------------------------------------------------
                                                                 2003      2002       2001     2000     1999
                                                           ---------  --------  ---------  -------  -------
Net Asset Value, Beginning of Year........................ $   35.17  $  35.99  $   50.63  $ 42.51  $ 36.12
                                                           ---------  --------  ---------  -------  -------
Income From Investment Operations
  Net Investment Income...................................      0.17      0.10       0.01     0.03     0.11
  Net Gains (Losses) on Investments (both realized and
    unrealized)...........................................     (7.97)    (0.67)    (13.31)    9.54     6.90
                                                           ---------  --------  ---------  -------  -------
  Total From Investment Operations........................     (7.80)    (0.57)    (13.30)    9.57     7.01
                                                           ---------  --------  ---------  -------  -------
Less Distributions
  Dividends From Net Investment Income....................     (0.15)    (0.08)     (0.01)   (0.06)   (0.13)
  Distributions From Net Realized Gain on Investments.....     (1.55)    (0.17)     (1.33)   (1.39)   (0.49)
                                                           ---------  --------  ---------  -------  -------
  Total Distributions.....................................     (1.70)    (0.25)     (1.34)   (1.45)   (0.62)
                                                           ---------  --------  ---------  -------  -------
Net Asset Value, End of Year.............................. $   25.67  $  35.17  $   35.99  $ 50.63  $ 42.51
                                                           =========  ========  =========  =======  =======
Total Return..............................................  (22.45)%   (1.58)%   (26.72)%   22.90%   19.65%
Ratios/Supplemental Data
  Net Assets, End of Period (in millions)................. $  469.01  $ 683.10  $  724.18  $993.41  $720.27
  Ratio of Net Operating Expenses to Average Net Assets...     0.96%     0.97%      0.99%    0.97%    0.95%
  Ratio of Gross Operating Expenses to Average Net Assets1     1.11%     1.08%      1.06%    1.02%    1.01%
  Ratio of Net Investment Income to Average Net Assets....     0.59%     0.29%      0.03%    0.08%    0.29%
  Portfolio Turnover Rate.................................     36.0%     43.0%      36.0%    24.0%    20.0%

--------
Notes:
1.Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

          ----------------------------------------------------------------------



LARGE CAP GROWTH FUND

                                                                         Year Ended March 31,
                                                        ------------------------------------------------------
                                                                 2003    2002       2001      2000      1999
                                                        ---------     ---------  ---------  --------  --------
Net Asset Value, Beginning of Year..................... $    8.83     $   10.06  $   18.98  $  14.30  $   8.51
                                                        ---------     ---------  ---------  --------  --------
Income From Investment Operations
  Net Investment Loss..................................     (0.01)/2/     (0.06)     (0.08)    (0.06)    (0.03)
  Net Gains (Losses) on Investments (both realized
    and unrealized)....................................     (3.03)/2/     (1.17)     (8.84)     4.74      5.82
                                                        ---------     ---------  ---------  --------  --------
  Total From Investment Operations.....................     (3.04)        (1.23)     (8.92)     4.68      5.79
                                                        ---------     ---------  ---------  --------  --------
Net Asset Value, End of Year........................... $    5.79     $    8.83  $   10.06  $  18.98  $  14.30
                                                        =========     =========  =========  ========  ========
Total Return...........................................  (34.43)%      (12.23)%   (47.00)%    32.73%    68.04%
Ratios/Supplemental Data
  Net Assets, End of Period (in millions).............. $   73.89     $  189.25  $  277.50  $ 498.31  $ 251.55
  Ratio of Net Operating Expenses to Average Net Assets     1.04%         1.00%      1.01%     1.01%     1.04%
  Ratio of Gross Operating Expenses to Average Net
    Assets/1/..........................................     1.21%         1.10%      1.08%     1.07%     1.08%
  Ratio of Net Investment Loss to Average Net Assets...   (0.21)%       (0.50)%    (0.50)%   (0.48)%   (0.53)%
  Portfolio Turnover Rate..............................     56.0%         10.0%      20.0%     20.0%      4.0%

--------
Notes:
1.Expense ratio before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.
2.For comparative purposes per share amounts are based on average shares outstanding.

--------------------------------------------------------------------------------

OPTIMUM GROWTH FUND

                                                                               Year Ended March 31,
                                                             --------------------------------------------------------
                                                                   2003      2002          2001      2000      1999
                                                             ---------     --------     ---------  --------  --------
Net Asset Value, Beginning of Year.......................... $   11.76     $  12.94     $   30.57  $  27.40  $  16.31
                                                             ---------     --------     ---------  --------  --------
Income From Investment Operations
  Net Investment Loss.......................................     (0.01)/1/    (0.20)/1/     (0.10)    (0.11)    (0.06)
  Net Gains (Losses) on Investments (both realized and
    unrealized).............................................     (3.59)/1/    (0.98)/1/    (12.08)     7.16     11.15
                                                             ---------     --------     ---------  --------  --------
  Total From Investment Operations..........................     (3.60)       (1.18)       (12.18)     7.05     11.09
                                                             ---------     --------     ---------  --------  --------
Less Distributions
  Dividends From Net Investment Income......................     (0.00)/3/     0.00          0.00      0.00      0.00
  Distributions From Net Realized Gains on Investments......      0.00         0.00         (5.45)    (3.88)     0.00
                                                             ---------     --------     ---------  --------  --------
  Total Distributions.......................................      0.00         0.00         (5.45)    (3.88)     0.00
                                                             ---------     --------     ---------  --------  --------
Net Asset Value, End of Year................................ $    8.16     $  11.76     $   12.94  $  30.57  $  27.40
                                                             =========     ========     =========  ========  ========
Total Return................................................  (30.60)%      (9.12)%      (45.34)%    27.40%    68.00%
Ratios/Supplemental Data
  Net Assets at end of Period (in millions)................. $    4.86     $   8.75     $   13.25  $  21.97  $  12.41
  Ratio of Net Operating Expenses to Average Net Assets.....     1.04%        1.04%         1.05%     1.05%     1.05%
  Ratio of Gross Operating Expenses to Average Net Assets/2/     1.16%        1.32%         1.20%     1.18%     1.26%
  Ratio of Net Investment Loss to Average Net Assets........   (0.13)%      (0.37)%       (0.53)%   (0.43)%   (0.34)%
  Portfolio Turnover........................................     61.0%        43.0%         46.0%     44.0%     22.0%

--------
Notes:
1.For comparative purposes per share amounts are based on average shares outstanding.
2.Expense ratios before waiver of fees and reimbursement of expenses (if any)
  by investment adviser and administrators.
3.Amount represents less than $0.01 per share.

SMALL CAP FUND

                                                                                        Year Ended March 31,
                                                                       ------------------------------------------------------
                                                                                2003   2002         2001      2000     1999
                                                                       ---------     -------     ---------  ------- ---------
Net Asset Value, Beginning of Year.................................... $   12.19     $ 10.06     $   15.39  $  9.27 $   11.95
                                                                       ---------     -------     ---------  ------- ---------
Income From Investment Operations
  Net Investment Income (Loss)........................................     (0.03)/3/    0.03          0.07     0.00      0.00
  Net Gains (Losses) on Investments (both realized and unrealized)....     (3.69)/3/    2.14         (4.41)    6.12     (2.56)
                                                                       ---------     -------     ---------  ------- ---------
  Total From Investment Operations....................................     (3.72)       2.17         (4.34)    6.12     (2.56)
                                                                       ---------     -------     ---------  ------- ---------
Less Distributions
  Dividends From Net Investment Income................................      0.00       (0.04)/1/     (0.07)    0.00      0.00
  Distributions From Net Realized Gain on Investments.................      0.00        0.00         (0.92)    0.00     (0.12)
                                                                       ---------     -------     ---------  ------- ---------
  Total Distributions.................................................      0.00       (0.04)/1/     (0.99)    0.00     (0.12)
                                                                       ---------     -------     ---------  ------- ---------
Net Asset Value, End of Year.......................................... $    8.47     $ 12.19     $   10.06  $ 15.39 $    9.27
                                                                       =========     =======     =========  ======= =========
Total Return..........................................................  (30.52)%      21.61%      (28.69)%   65.91%  (21.41)%
Ratios/Supplemental Data
  Net Assets, End of Period (in millions)............................. $  156.32     $171.60     $   87.18  $107.94 $   43.79
  Ratio of Net Operating Expenses to Average Net Assets...............     0.83%       0.84%         0.89%    0.92%     0.94%
  Ratio of Gross Operating Expenses to Average Net Assets/2/..........     1.05%       0.98%         1.04%    1.03%     1.05%
  Ratio of Net Investment Income (Loss) to Average Net Assets.........   (0.31)%       0.19%         0.57%    0.01%   (0.04)%
  Portfolio Turnover Rate.............................................    105.0%      144.0%        132.0%   134.0%    115.0%

--------
Notes:
1.Includes a return of capital of $(0.01).
2.Expense ratios before waiver of fees and reimbursement of expenses (if any)
  by investment adviser and administrators.
3.For comparative purposes per share amounts are based on average shares outstanding.

--------------------------------------------------------------------------------

VALUE AND RESTRUCTURING FUND

                                                                             Year Ended March 31,
                                                             ---------------------------------------------------
                                                                   2003    2002       2001       2000      1999
                                                             ---------  ---------  ---------  ---------  -------
Net Asset Value, Beginning of Year.......................... $   32.63  $   30.69  $   33.89  $   23.88  $ 23.79
                                                             ---------  ---------  ---------  ---------  -------
Income From Investment Operations
  Net Investment Income.....................................      0.17       0.08       0.60       0.07     0.13
  Net Gains (Losses) on Investments (both realized and
    unrealized).............................................     (9.01)      1.94      (3.21)     10.03     0.21
                                                             ---------  ---------  ---------  ---------  -------
  Total From Investment Operations..........................     (8.84)      2.02      (2.61)     10.10     0.34
                                                             ---------  ---------  ---------  ---------  -------
Less Distributions
  Dividends From Net Investment Income......................     (0.13)     (0.08)     (0.59)     (0.09)   (0.11)
  Distributions From Net Realized Gain on Investments.......      0.00       0.00       0.00       0.00    (0.14)
                                                             ---------  ---------  ---------  ---------  -------
  Total Distributions.......................................     (0.13)     (0.08)     (0.59)     (0.09)   (0.25)
                                                             ---------  ---------  ---------  ---------  -------
Net Asset Value, End of Year................................ $   23.66  $   32.63  $   30.69  $   33.89  $ 23.88
                                                             =========  =========  =========  =========  =======
Total Return................................................  (27.13)%      6.60%    (7.74)%     42.41%    1.48%
Ratios/Supplemental Data
  Net Assets, End of Period (in millions)................... $1,558.72  $2,408.05  $1,822.71  $1,207.24  $594.62
  Ratio of Net Operating Expenses to Average Net Assets.....     0.99%      0.94%      0.95%      0.90%    0.93%
  Ratio of Gross Operating Expenses to Average Net Assets1..     1.12%      1.02%      1.02%      1.03%    1.07%
  Ratio of Net Investment Income to Average Net Assets......     0.65%      0.27%      1.66%      0.25%    0.59%
  Portfolio Turnover Rate...................................     16.0%       8.0%      15.0%      20.0%    43.0%

--------
Notes:
1.Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

--------------------------------------------------------------------------------

MID CAP VALUE FUND

                                                                            Year Ended March 31,
                                                             --------------------------------------------------
                                                                      2003   2002       2001     2000     1999
                                                             ---------     -------    --------  -------  ------
Net Asset Value, Beginning of Year.......................... $   13.29     $ 11.99    $  21.34  $ 15.35  $16.11
                                                             ---------     -------    --------  -------  ------
Income From Investment Operations:
  Net Investment Income.....................................      0.02/1/     0.27/1/     0.37     0.01    0.08
  Net Gains (Losses) on Investments (both realized and
    unrealized).............................................     (3.05)/1/    1.41/1/    (1.27)    6.35    0.55
                                                             ---------     -------    --------  -------  ------
  Total From Investment Operations..........................     (3.03)       1.68       (0.90)    6.36    0.63
                                                             ---------     -------    --------  -------  ------
Less Distributions:
  Dividends From Net Investment Income......................     (0.02)      (0.02)      (0.37)   (0.05)  (0.07)
  Distributions From Net Realized Gains on Investments......      0.00       (0.36)      (8.08)   (0.32)  (1.32)
                                                             ---------     -------    --------  -------  ------
  Total Distributions.......................................     (0.02)      (0.38)      (8.45)   (0.37)  (1.39)
                                                             ---------     -------    --------  -------  ------
Net Asset Value, End of Year................................ $   10.24     $ 13.29    $  11.99  $ 21.34  $15.35
                                                             =========     =======    ========  =======  ======
Total Return................................................  (22.81)%      14.23%     (0.84)%   41.60%   4.59%
Ratios/Supplemental Data
  Net Assets at end of Period (in millions)................. $   81.15     $ 50.48    $   2.37  $  0.34  $ 0.13
  Ratio of Net Operating Expenses to Average Net Assets.....     1.01%       1.05%       1.03%    1.05%   1.05%
  Ratio of Gross Operating Expenses to Average Net Assets/2/     1.15%       1.16%       1.26%    1.20%   1.32%
  Ratio of Net Investment Income to Average Net Assets......     0.20%       0.59%       0.97%    0.02%   0.53%
  Portfolio Turnover........................................     28.0%       24.0%       95.0%    45.0%   55.0%

--------
Notes: 1. For comparative purposes per share amounts are based on average shares outstanding. 2. Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

ENERGY AND NATURAL RESOURCES FUND

                                                                           Year Ended March 31,
                                                             ------------------------------------------------
                                                                   2003      2002     2001     2000       1999
                                                             ---------  --------  -------  -------  ---------
Net Asset Value, Beginning of Year.......................... $   14.40  $  15.41  $ 15.21  $ 11.02  $   12.66
                                                             ---------  --------  -------  -------  ---------
Income From Investment Operations
  Net Investment Income.....................................      0.04      0.10     0.07     0.04       0.10
  Net Gains (Losses) on Investments (both realized and
    unrealized).............................................     (2.67)    (0.58)    1.60     4.72      (1.65)
                                                             ---------  --------  -------  -------  ---------
  Total From Investment Operations..........................     (2.63)    (0.48)    1.67     4.76      (1.55)
                                                             ---------  --------  -------  -------  ---------
Less Distributions
  Dividends From Net Investment Income......................     (0.05)    (0.10)   (0.07)   (0.06)     (0.09)
  Distributions From Net Realized Gain on Investments.......      0.00     (0.43)   (1.40)   (0.51)      0.00
                                                             ---------  --------  -------  -------  ---------
  Total Distributions.......................................     (0.05)    (0.53)   (1.47)   (0.57)     (0.09)
                                                             ---------  --------  -------  -------  ---------
Net Asset Value, End of Year................................ $   11.72  $  14.40  $ 15.41  $ 15.21  $   11.02
                                                             =========  ========  =======  =======  =========
Total Return................................................  (18.30)%   (2.82)%   11.98%   44.61%   (12.23)%
Ratios/Supplemental Data
  Net Assets, End of Period (in millions)................... $   92.44  $ 129.17  $102.85  $ 71.13  $   43.02
  Ratio of Net Operating Expenses to Average Net Assets.....     1.01%     0.98%    0.99%    0.97%      0.98%
  Ratio of Gross Operating Expenses to Average Net Assets/1/     1.19%     1.12%    1.05%    1.08%      1.09%
  Ratio of Net Investment Income to Average Net Assets......     0.35%     0.77%    0.46%    0.37%      0.97%
  Portfolio Turnover Rate...................................     78.0%     73.0%    59.0%   138.0%      96.0%

--------
Notes: 1. Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

--------------------------------------------------------------------------------

REAL ESTATE FUND

                                                                            Year Ended March 31,
                                                           ------------------------------------------------------
                                                               2003        2002        2001       2000       1999
                                                           --------     -------     -------     ------  ---------
Net Asset Value, Beginning of Year........................ $   7.10     $  6.09     $  5.21     $ 5.50  $    7.05
                                                           --------     -------     -------     ------  ---------
Income From Investment Operations
  Net Investment Income...................................     0.28/3/     0.31        0.33       0.34       0.33
  Net Gains (Losses) on Investments (both realized and
    unrealized)...........................................    (0.52)/3/    1.01        0.89      (0.31)     (1.55)
                                                           --------     -------     -------     ------  ---------
  Total From Investment Operations........................    (0.24)       1.32        1.22       0.03      (1.22)
                                                           --------     -------     -------     ------  ---------
Less Distributions
  Dividends From Net Investment Income....................    (0.25)      (0.31)/1/   (0.34)/1/  (0.32)     (0.33)
                                                           --------     -------     -------     ------  ---------
  Total Distributions.....................................    (0.25)      (0.31)      (0.34)     (0.32)     (0.33)

                                                           --------     -------     -------     ------  ---------
Net Asset Value, End of Year.............................. $   6.61     $  7.10     $  6.09     $ 5.21  $    5.50
                                                           ========     =======     =======     ======  =========
Total Return..............................................  (3.49)%      22.37%      24.03%      0.58%   (17.55)%
Ratios/Supplemental Data
  Net Assets, End of Period (in millions)................. $  79.37     $ 91.31     $ 44.24     $33.70  $   32.84
  Ratio of Net Operating Expenses to Average Net Assets...    1.17%       1.20%       1.20%      1.20%      1.20%
  Ratio of Gross Operating Expenses to Average Net Assets2    1.23%       1.33%       1.36%      1.41%      1.43%
  Ratio of Net Investment Income to Average Net Assets....    4.09%       4.53%       5.52%      6.17%      5.37%
  Portfolio Turnover Rate.................................    23.0%       25.0%       29.0%      27.0%      28.0%

--------
Notes: 1. Includes a return of capital of $(0.08) and $(0.02) for the years ended March 31, 2001 and March 31, 2002, respectively. 2. Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators. 3. For comparative purposes per share amounts are based on average shares outstanding.

BIOTECHNOLOGY FUND

                                                                Year Ended March 31,   Period Ended
                                                              -----------------------     March 31,
                                                                   2003          2002        20011
                                                              ---------     ---------  ------------
Net Asset Value, Beginning of Period......................... $    4.49     $    5.09   $    7.00
                                                              ---------     ---------   ---------
Investment Operations:
  Net Investment Income (Loss)...............................     (0.03)/5/     (0.02)       0.01
  Net Realized and Unrealized Loss on Investments............     (1.86)/5/     (0.57)      (1.92)
                                                              ---------     ---------   ---------
Total From Investment Operations.............................     (1.89)        (0.59)      (1.91)
                                                              ---------     ---------   ---------
Less Distributions
  From Net Investment Income.................................      0.00         (0.01)       0.00
                                                              ---------     ---------   ---------
Total Distributions..........................................      0.00         (0.01)       0.00
                                                              ---------     ---------   ---------
Net Asset Value, End of Period............................... $    2.60     $    4.49   $    5.09
                                                              =========     =========   =========
Total Return.................................................  (42.09)%      (11.64)%    (27.29)%2
Ratios/Supplemental Data
  Net Assets, End of Period (in millions).................... $   21.98     $   42.21   $   15.26
  Ratio of Net Operating Expenses to Average Net Assets......     1.18%         1.24%       1.25%/3/
  Ratio of Gross Operating Expenses to Average Net Assets4...     1.22%         1.44%       2.19%3
  Ratio of Net Investment Income (Loss) to Average Net Assets   (0.91)%       (0.74)%       1.11%3
  Portfolio Turnover Rate....................................     22.0%         32.0%        2.0%/3/

--------
Notes: 1. Commenced operations on December 31, 2000. 2. Not annualized. 3. Annualized. 4. Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators. 5. For comparative purposes per share amounts are based on average shares outstanding.

Excelsior Funds, Inc.
Excelsior Funds Trust

Investment Adviser
United States Trust Company of New York
114 W. 47th Street
New York, New York 10036

U.S. Trust Company, N.A.
225 High Ridge Road
Stamford, Connecticut 06905

Distributor
Edgewood Services, Inc.
5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-5829

More information about each Fund is available without charge through the following:

Statements of Additional Information (SAIs)
The SAIs dated July 29, 2003 include detailed information about Excelsior Funds, Inc. and Excelsior Funds Trust. The SAIs are on file with the SEC and are incorporated by reference into this prospectus. This means that the SAIs, for legal purposes, are a part of this prospectus.

Annual and Semi-Annual Reports
These reports contain additional information about the Funds' investments. The Annual Report also lists each Fund's holdings and discusses the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:
By Telephone: Call (800) 446-1012 (from overseas, call (617) 483-7297)

By Mail: Excelsior Funds, P.O. Box 8529, Boston, MA 02266-8529 (or, if by overnight or certified mail, 66 Brooks Drive, Braintree, MA 02184)

By Internet: http://www.excelsiorfunds.com

From the SEC: You can also obtain the SAIs or the Annual and Semi-Annual reports, as well as other information about Excelsior Funds, Inc. and Excelsior Funds Trust, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

Excelsior Funds, Inc.'s and Excelsior Funds Trust's Investment Company Act registration numbers are 811-4088 and 811-8490, respectively.

PRODE0703
38305

                                    [Graphic]

                                   Cov1 image           Pursuant to Rule 497(c)
                                   [GRAPHIC]          Registration No. 33-78264


Excelsior Fixed Income Funds

Prospectus

July 29, 2003

Excelsior Funds, Inc.
Excelsior Funds Trust

Managed Income Fund
Intermediate-Term Managed Income Fund
Short-Term Government Securities Fund
High Yield Fund

Investment Adviser
United States Trust Company of New York and U.S. Trust Company, N.A.




The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

         [Logo]

EXCELSIOR FUNDS
Advised by U.S. TRUST

Table of Contents

Excelsior Funds, Inc. and Excelsior Funds Trust are mutual funds that offer shares in separate investment portfolios that have individual investment goals, strategies and risks. This prospectus gives you important information about the Managed Income, Intermediate-Term Managed Income, Short-Term Government Securities and High Yield Funds (each, a Fund) that you should know before investing. The High Yield Fund offers two classes of shares: Shares, which are offered in this prospectus, and Institutional Shares, which are offered in a separate prospectus. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to each of the Funds. For more detailed information about each Fund, please see:

                                                                   Page
        Managed Income Fund.................................          4
        Intermediate-Term Managed Income Fund...............          6
        Short-Term Government Securities Fund...............          8
        High Yield Fund.....................................         10
        More Information About Risk.........................         12
        More Information About Fund Investments.............         13
        Investment Adviser..................................         13
        Portfolio Managers..................................         14
        Purchasing, Selling and Exchanging Fund Shares......         14
        Dividends and Distributions.........................         17
        Taxes...............................................         18
        Financial Highlights................................         19
        How to Obtain More Information About Excelsior Funds Back Cover

--------------------------------------------------------------------------------

Risk/Return Information Common to the Funds

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal, strategies and risks for reaching that goal. The investment advisers invest Fund assets in a way that they believe will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. An investment adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment adviser does, you could lose money on your investment in a Fund, just as you could with other investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Managed Income Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Current income, consistent with prudent risk of capital

  Investment Focus Investment grade fixed income securities

  Share Price Volatility Medium

  Principal Investment Strategy Investing in investment grade government and corporate fixed income securities

  Investor Profile Investors seeking current income through a diversified portfolio of securities, and who are willing to accept the risks of investing in fixed income securities of varying maturities

Investment Objective
The Managed Income Fund seeks high current income consistent with what is believed to be prudent risk of capital.

Investment Strategy of the Managed Income Fund
The Managed Income Fund invests primarily (at least 65% of its assets) in fixed income securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, and corporate issuers, including mortgage-backed securities, rated at the time of investment in one of the three highest rating categories by a major rating agency. The Fund also may invest up to 25% of its assets in preferred stock, dollar-denominated fixed income securities of foreign issuers and/or may place a portion of its assets in fixed income securities that are rated below investment grade. These securities are sometimes called "high yield" or "junk bonds."

There is no limit on the Fund's dollar-weighted average portfolio maturity or on the maximum maturity of a particular security. United States Trust Company of New York and U.S. Trust Company, N.A. (together, the "Adviser") manages the Fund's average portfolio maturity in light of current market and economic conditions to provide a competitive current yield and reasonable principal volatility. In selecting particular investments, the Adviser looks for securities that offer relative value, based on its assessment of real interest rates and the yield curve, and that have the potential for moderate price appreciation.

Principal Risks of Investing in the Managed Income Fund
The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise, and the volatility of lower rated securities is even greater than that of higher rated securities.

The Fund's U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

The Fund also may be subject to risks particular to its investments in foreign fixed income securities. These risks are discussed in greater detail in the section entitled "More Information About Risk."

Junk bonds are considered speculative, involve greater risks of default or down-grade and are more volatile than investment grade securities. Junk bonds involve additional risks which are discussed in greater detail in the section entitled "More Information About Risk."

--------------------------------------------------------------------------------


The Fund is also subject to the risk that long-term fixed income securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.

                              [CHART]

 1993    1994     1995   1996   1997   1998    1999     2000   2001     2002
------  -------  ------  -----  -----  -----  -------  ------  -----   ------
12.63%  (5.53)%  22.44%  0.57%  9.79%  8.59%  (2.55)%  12.47%  7.07%   9.42%

                           Best Quarter Worst Quarter
                              8.09%        (4.28)%
                            (6/30/95)     (3/31/94)

The Fund's performance for the six month period ending June 30, 2003 was 4.89%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2002 to those of the Lehman Brothers Aggregate Bond Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                 1 Year    5 Years 10 Years
        -------------------------------------------------------------------
        Managed Income Fund
           Return Before Taxes                    9.42%      6.87%    7.21%
           Return After Taxes on Distributions    7.17%      4.36%    4.42%
           Return After Taxes on Distributions
            and Sale of Fund Shares               5.74%      4.25%    4.37%
        Lehman Brothers Aggregate Bond Index
         (reflects no deduction for fees,
         expenses, or taxes)*                    10.27%      7.54%    7.51%

* The Lehman Brothers Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                 0.75%
Other Expenses                  0.30%
--------------------------------------
Total Annual Fund Operating
  Expenses                      1.05%
  Fee Waivers and Expense     (0.15)%*
    Reimbursements
--------------------------------------
  Net Annual Fund Operating
    Expenses                    0.90%*

* The expense information in the table reflects contractual fee waivers and expense reimbursements currently in effect. The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 0.90%. The waiver and reimbursement agreement may not be terminated before March 31, 2004. Additionally, until further notice, the Adviser has voluntarily agreed to waive a portion of its advisory and administration fees. During the Fund's latest fiscal year, these fee waivers ultimately reduced the Fund's "Net Annual Fund Operating Expenses" to 0.86%. These fee waivers are voluntary and may be terminated at any time. For more information, see "Investment Adviser."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 Year 3 Years 5 Years 10 Years
---------------------------------
   $92    $319    $565    $1,269

                                    [Graphic]

                                top of pg image


        Intermediate-Term Managed Income Fund
        ------------------------------------------------------------------------


                                       FUND SUMMARY

  Investment Goal Current income, consistent with relative stability of principal

  Investment Focus Investment grade fixed income securities

  Share Price Volatility Medium

  Principal Investment Strategy Investing in investment grade government and corporate fixed income securities

  Investor Profile Investors seeking current income through a diversified portfolio of securities, and who are willing to accept the risks of investing in fixed income securities

Investment Objective
The Intermediate-Term Managed Income Fund seeks as high a level of current interest income as is consistent with relative stability of principal.

Investment Strategy of the Intermediate-Term Managed Income Fund
The Intermediate-Term Managed Income Fund invests primarily (at least 65% of its assets) in fixed income securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, and corporate issuers, including mortgage-backed securities, rated at the time of investment in one of the three highest rating categories by a major rating agency. The Fund also may invest up to 25% of its assets in dollar-denominated fixed income securities of foreign issuers and/or may place a portion of its assets in fixed income securities that are rated below investment grade. These securities are sometimes called "high yield" or "junk" bonds.

The Fund maintains a dollar-weighted average portfolio maturity of 3 to 10 years. The Adviser manages the Fund's average portfolio maturity in light of current market and economic conditions to provide a competitive current yield with reasonable risk of price volatility. In selecting particular investments, the Adviser looks for securities that offer relative value, based on its assessment of real interest rates and the yield curve. The fixed income securities held by the Fund also may have the potential for moderate price appreciation. There is no limit on the maximum maturity for a particular security.

Principal Risks of Investing in the Intermediate-Term Managed Income Fund The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise, and the volatility of lower rated securities is even greater than that of higher rated securities.

The Fund's U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

The Fund also may be subject to risks particular to its investments in foreign fixed income securities. These risks are discussed in greater detail in the section entitled "More Information About Risk."

Junk bonds are considered speculative, involve greater risks of default or down-grade and are more volatile than investment grade securities. Junk bonds involve addi-

--------------------------------------------------------------------------------

tional risks which are discussed in greater detail in the section entitled "More Information About Risk."

The Fund is also subject to the risk that intermediate-term fixed income securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.


                                    [CHART]

1993    1994     1995   1996   1997   1998    1999     2000   2001     2002
-----  -------  ------  -----  -----  -----  -------  ------  -----   ------
8.46%  (3.68)%  19.17%  1.92%  8.49%  8.46%  (1.55)%  10.66%  8.83%    7.94%




                           Best Quarter Worst Quarter
                              6.78%        (3.79)%
                            (6/30/95)     (3/31/94)

The Fund's performance for the six month period ending June 30, 2003 was 4.70%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2002 to those of the Lehman Brothers Intermediate Govt/Credit Bond Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                 1 Year   5 Years 10 Years
       -------------------------------------------------------------------
       Intermediate-Term Managed
        Income Fund
          Return Before Taxes                    7.94%     6.78%   6.69%
          Return After Taxes on Distributions    5.48%     4.28%   4.23%
          Return After Taxes on Distributions
           and Sale of Fund Shares               4.88%     4.19%   4.14%
       Lehman Brothers Intermediate Govt/
        Credit Bond Index (reflects no
        deduction for fees, expenses, or taxes)* 9.82%     7.48%   7.07%

* The Lehman Brothers Intermediate Govt/Credit Bond Index is an unmanaged total return performance benchmark composed of U.S. government agencies and U.S. Treasury securities and investment grade corporate debt, selected as representative of the market with maturities of one to ten years.

What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expense
(expenses that are deducted from Fund assets)

Management Fees                 0.35%
Other Expenses                  0.32%
--------------------------------------
Total Annual Fund Operating
  Expenses                      0.67%
  Fee Waivers and Expense     (0.02)%*
    Reimbursements
--------------------------------------
  Net Annual Fund Operating
    Expenses                    0.65%*

* The expense information in the table reflects contractual fee waivers and expense reimbursements currently in effect. The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 0.65%. The waiver and reimbursement agreement may not be terminated before March 31, 2004. Additionally, until further notice, the Adviser has voluntarily agreed to waive a portion of its advisory and administration fees. During the Fund's latest fiscal year, these fee waivers ultimately reduced the Fund's "Net Annual Fund Operating Expenses" to 0.52%. These fee waivers are voluntary and may be terminated at any time. For more information, see "Investment Adviser."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your invest- ment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 Year 3 Years 5 Years 10 Years
---------------------------------
   $66    $212    $371     $833

                                    [Graphic]

                                top of pg image



Short-Term Government Securities Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Current income, consistent with stability of principal

  Investment Focus Short-term fixed income securities issued or guaranteed by the U.S. government, its agencies and instrumentalities

  Share Price Volatility Low

  Principal Investment Strategy Investing in U.S. government securities, while maintaining a dollar-weighted average maturity of 1 to 3 years

  Investor Profile Investors seeking to preserve capital through a diversified portfolio of securities and earn current income


Investment Objective
The Short-Term Government Securities Fund seeks a high level of current income consistent with stability of principal.

Investment Strategy of the Short-Term Government Securities Fund
Under normal circumstances, the Short-Term Government Securities Fund invests at least 80% of its net assets in fixed income securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, including mortgage-backed securities. Interest payments on these securities generally will be exempt from state and local taxes.

The Fund generally maintains a dollar-weighted average portfolio maturity of 1 to 3 years. The Adviser manages the Fund's average portfolio maturity in light of current market and economic conditions to provide a competitive current yield with relative stability of principal. In selecting particular investments, the Adviser looks for securities that offer relative value, based on its assessment of real interest rates and the yield curve. There is no limit on the maximum maturity for a particular security.

Principal Risks of Investing in the Short-Term Government Securities Fund The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise, and the volatility of lower rated securities is even greater than that of higher rated securities.

The Fund's U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates.

The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

The Fund is also subject to the risk that short-term government securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

--------------------------------------------------------------------------------


Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.

                                    [CHART]

1993   1994    1995   1996   1997   1998   1999   2000   2001     2002
-----  -----  ------  -----  -----  -----  -----  -----  -----   -----
4.42%  1.07%  10.25%  3.97%  5.89%  6.30%  2.44%  7.60%  7.67%   6.74%



                           Best Quarter Worst Quarter
                              3.35%        (0.44)%
                            (6/30/95)     (3/31/94)

The Fund's performance for the six month period ending June 30, 2003 was 1.41%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2002 to those of the Lehman Brothers 1-3 Year Government Bond Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                               1 Year 5 Years 10 Years
          ------------------------------------------------------------
          Short-Term Government Securities
           Fund
             Return Before Taxes               6.74%   6.13%   5.60%
             Return After Taxes on
              Distributions                    4.95%   4.06%   3.54%
             Return After Taxes on
              Distributions and Sale of Fund
              Shares                           4.13%   3.88%   3.45%
          Lehman Brothers 1-3 Year Government
           Bond Index (reflects no deductions
           for fees, expenses, or taxes)*      6.01%   6.51%   6.08%

* The Lehman Brothers 1-3 Year Government Bond Index is an unmanaged total return performance benchmark composed of U.S. government agencies and U.S. Treasury securities with maturities of one to three years.

What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                          0.30%
Other Expenses                           0.33%
-----------------------------------------------
Total Annual Fund Operating Expenses     0.63%
  Fee Waivers and Expense              (0.03)%*
    Reimbursements
-----------------------------------------------
Net Annual Fund Operating Expenses       0.60%*

* The expense information in the table reflects contractual fee waivers and expense reimbursements currently in effect. The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 0.60%. The waiver and reimbursement agreement may not be terminated before March 31, 2004. Additionally, until further notice, the Adviser has voluntarily agreed to waive a portion of its advisory and administration fees. During the Fund's latest fiscal year, these fee waivers ultimately reduced the Fund's "Net Annual Fund Operating Expenses" to 0.48%. These fee waivers are voluntary and may be terminated at any time. For more information, see "Investment Adviser."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 Year 3 Years 5 Years 10 Years
---------------------------------
   $61    $199    $348     $783

High Yield Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal High level of current income and, secondarily, capital appreciation

  Investment Focus Non-investment grade fixed-income securities

  Share Price Volatility High

  Principal Investment Strategy Investing in non-investment grade corporate and government fixed-income securities

  Investor Profile Investors seeking a high level of current income through a diversified portfolio of securities, and who are willing to bear risks of investing in non-investment grade fixed-income securities


Investment Objective
The High Yield Fund seeks a high level of current income as its primary objective, and may also consider the potential for capital appreciation as a secondary objective, when consistent with its primary objective.

Investment Strategy of the High Yield Fund
Under normal circumstances, the High Yield Fund invests at least 80% of its net assets in high yield, fixed income securities that are rated in the lower rating categories of a nationally recognized rating agency (e.g., Baa or lower by Moody's Investors Service (Moody's) or BBB or lower by Standard & Poor's (S&P)), or unrated securities that the Adviser believes are of comparable quality. Securities rated below Baa by Moody's or below BBB by S&P are commonly known as "junk bonds." The Fund may invest in all types of fixed-income securities, including:

..  Senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper)
..  Convertible and non-convertible corporate debt obligations
..  Custodial receipts
..  Municipal securities and obligations of the U.S. government, its agencies and instrumentalities
..  Preferred stock
..  Mortgage and other asset-backed securities

Although the Fund invests primarily in the debt obligations of domestic issuers, it may invest up to 25% of its assets in obligations of foreign issuers (including emerging countries), including obligations of foreign corporations, banks and governments.

The Fund does not have any portfolio maturity limitation and may invest its assets from time to time primarily in instruments with short, medium and long maturities. The Fund may also purchase the securities of issuers that are in default and/or subject to insolvency and/or bankruptcy proceedings.

In selecting securities for the Fund's portfolio, the Adviser does not rely principally on the ratings agencies. It performs its own independent investment analysis of each issuer to determine its creditworthiness. In doing so, the Adviser considers a number of factors, including the issuer's financial and managerial strength and its sensitivity to economic and market conditions as well as other factors.

Principal Risks of Investing in the High Yield Fund
The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise, and the volatility of lower rated securities is even greater than that of higher rated securities.

High yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High yield bonds involve greater risk of default or price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of high yield bonds may be more susceptible than other issuers to economic downturns. High yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

--------------------------------------------------------------------------------


The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore to calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates.

The Fund's U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

The Fund also may be subject to risks particular to its investment in foreign fixed income securities. These securities may be more volatile than other securities, and the risks associated with them are discussed in greater detail in the section entitled "More Information About Risk."

The Fund is also subject to the risk that long-term fixed income securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.

                                    [CHART]

2001       2002
-----     ------
8.84%    (16.23)%


                           Best Quarter Worst Quarter
                              8.13%       (11.44)%
                            (3/31/01)     (9/30/02)

The Fund's performance for the six month period ending June 30, 2003 was 22.84%.

This table compares the Fund's average annual total return for the periods ended December 31, 2002 to those of the Merrill Lynch High Yield, Cash Pay Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                               1 Year Since Inception
           ----------------------------------------------------------
           High Yield Fund
             Return Before Taxes             (16.23)%     (4.33)%*
             Return After Taxes on
               Distributions                 (25.21)%    (11.78)%*
             Return After Taxes on
               Distributions and Sale of
               Fund Shares                    (9.49)%     (6.34)%*
             Merrill Lynch High Yield, Cash
               Pay Index (reflects no
               deduction for fees, expenses,
               or taxes)**                    (1.14)%       1.78%*

*  Since October 31, 2000
** The Merrill Lynch High Yield, Cash Pay Index is an unmanaged index comprised of publicly placed, non-convertible, coupon bearing domestic debt. Issues in the index are less than investment grade as rated by S&P or Moody's and must not be in default.

What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

                Management Fees                          0.80%
                Other Expenses                           0.57%
                Distribution(12b-1) Fees                 0.00%**
                ------------------------------------------------
                Total Annual Fund Operating Expenses     1.37%
                  Fee Waivers and Expense              (0.32)%*
                    Reimbursements
                ------------------------------------------------
                  Net Annual Fund Operating Expenses     1.05%*

* The expense information in the table reflects fee waivers and expense reimbursements currently in effect. The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.05%. The waiver and reimbursement agreement may not be terminated before March 31, 2004. For more information, see "Investment Adviser."
** The Fund has adopted a distribution plan under Rule 12b-1 of the 1940 Act that authorizes the payment of up to 0.25% for the distribution of Fund shares. However, the Plan is not active at this time.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

                         1 Year 3 Years 5 Years 10 Years
                       ---------------------------------
                          $107   $402    $719    $1,618

--------------------------------------------------------------------------------

More Information About Risk

Fixed Income Risk
(All Funds)--The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. As the average maturity or duration of a security lengthens, the risk that the price of such security will become more volatile increases. Duration approximates the price sensitivity of a security to changes in interest rates. In contrast to maturity which measures only time until final payment, duration combines consideration of yield, interest payments, final maturity and call features.

  Call Risk
  (All Funds)--During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

  Extension Risk
  (All Funds)--An issuer may exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and the Fund will also suffer from the inability to invest in higher yielding securities.

  Credit Risk
  (All Funds)--The possibility that an issuer will be unable to make timely payments of either principal or interest. The Adviser performs credit analyses on all issuers of securities in which a Fund invests. Such analyses are based on information that is publicly available about issuers, and this information and/or the Adviser's analyses may be incomplete or incorrect.

  Event Risk
  (All Funds)--Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of a Fund's multiple holdings.

  Liquidity Risk
  (Intermediate-Term Managed Income Fund, Managed Income Fund and High Yield
  Fund)---A Fund may not be able to pay redemption proceeds within the time period stated in this prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed income securities or emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events or adverse investor perceptions whether or not accurate.

High-Yield, Lower Rated Securities
(Intermediate-Term Managed Income Fund, Managed Income Fund and High Yield
Fund)--High-yield, lower rated securities are subject to additional risks associated with investing in high-yield securities, including:

Greater risk of default or price declines due to changes in the issuer's creditworthiness. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

A thinner and less active market, which may increase price volatility and limit the ability of a Fund to sell these securities at their carrying values.

Prices for high-yield, lower rated securities may be affected by investor perception of issuer credit quality and the outlook for economic growth, such that prices may move independently of interest rates and the overall bond market. Issuers of junk bonds may be more susceptible than other issuers to economic downturns.

Mortgage-Backed Securities
(All Funds)--Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of

--------------------------------------------------------------------------------

additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

Foreign Security Risks
(Managed Income Fund, Intermediate-Term Managed Income Fund and High Yield
Fund)--Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

The securities of emerging markets are less liquid, are especially subject to greater price volatility, have smaller market capitalizations and less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. The securities of issuers resident in emerging markets are also subject to a greater risk of default than securities of issuers in non-emerging countries or U.S. companies or the U.S. Government.

More Information About Fund Investments
In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds' Statements of Additional Information.

The investments and strategies described in this prospectus are those that are used under normal conditions. During adverse economic, market or other conditions, each Fund may take temporary defensive positions such as investing up to 100% of its assets in investments that would not ordinarily be consistent with a Fund's objective. The Fund may not achieve its goal when so invested. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.

Investment Adviser
United States Trust Company of New York and U.S. Trust Company, N.A. (together, the "Adviser"), acting through their respective registered investment advisory divisions, U.S. Trust New York Asset Management Division and U.S. Trust Company, N.A. Asset Management Division, serve as investment adviser to each Fund. United States Trust Company of New York is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company, N.A. is a national bank organized under the laws of the United States. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company.

U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation ("Schwab"). Charles R. Schwab is the founder, Chairman and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. Through its principal subsidiary Charles Schwab & Co., Inc., Schwab is one of the nation's largest financial services firms and the nation's largest electronic brokerage firm, in each case measured by customer assets. At May 15, 2003, Schwab served 8.0 million active accounts with $798.2 billion in customer assets.

United States Trust Company of New York (together with the other wholly-owned subsidiaries of U.S. Trust Corporation, "U.S. Trust") is one of the oldest investment management companies in the country. Since 1853, U.S. Trust has been a leader in wealth management for sophisticated investors providing trust and banking services to individuals, corporations and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. On March 31, 2003, U.S. Trust had approximately $79 billion in aggregate assets under management. United States Trust Company of New York has its principal offices at 114 W. 47th Street, New York, NY 10036. U.S.

--------------------------------------------------------------------------------

Trust Company, N.A. is headquartered in Greenwich, Connecticut.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program.

U.S. Trust advises and manages assets for its private clients and funds, some of which have investment objectives and policies similar to the Funds. U.S. Trust will not have any obligation to make available or use any information regarding these proprietary investment activities for the benefit of the Funds. The research department of U.S. Trust prepares research reports that are utilized by these Funds, wealth managers of U.S. Trust and Schwab and its affiliates. It is U.S. Trust's intention to distribute this information as simultaneously as possible to all recipients. However, where the investment adviser of a Fund prepares such research, that Fund may and often does receive and act upon that information before it is disseminated to other parties, which in turn may have a negative effect on the price of the securities subject to research.

The Board of Directors of Excelsior Funds, Inc. and the Board of Trustees of Excelsior Funds Trust supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

For the fiscal year ended March 31, 2003, the Adviser received advisory fees after waivers, as a percentage of average daily net assets, of:

Short-Term Government Securities Fund 0.18%
Intermediate-Term Managed Income Fund 0.23%
Managed Income Fund                   0.59%
High Yield Fund                       0.53%

For the period commencing on the date of this Prospectus and ending on March 31, 2004, the Adviser has contractually agreed to waive fees and reimburse expenses to keep the Funds' net annual fund operating expenses from exceeding the percentages stated in the "Annual Fund Operating Expenses" section for each Fund. This waiver and reimbursement agreement may not be terminated before March 31, 2004. In addition, the agreement will renew automatically for the Funds' next fiscal year unless the Adviser or Excelsior Funds, Inc. and Excelsior Funds Trust terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Funds' next fiscal year.

Portfolio Managers
Frank A. Salem and Mark T. Rasimas serve as the Intermediate-Term Managed Income Fund's portfolio co-managers. Mr. Salem is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Salem, a Senior Vice President, has been the Fund's portfolio manager or co-manager since joining U.S. Trust in 1998. Prior to joining U.S. Trust, he was a Director and Portfolio Manager in the Fixed-Income Department of Mackay Shields in New York. A description of Mr. Rasimas's business experience is provided below.

Alexander R. Powers and Cyril Theccanat serve as the Managed Income Fund's portfolio co-managers. Mr. Powers is primarily responsible for the day-to-day management of the Fund. He has been the Fund's portfolio manager or co-manager since August 1997. Mr. Powers, a Managing Director, has been with U.S. Trust since 1996. From 1988 to 1996, he was the head of Taxable Fixed-Income at Chase Asset Management. Mr. Theccanat, a Senior Vice President, has been with U.S. Trust since 1990, except for the period from June 1998 to December 1999 when he left U.S. Trust to develop proprietary fixed income investment strategies.

Mark T. Rasimas and Alexander R. Powers serve as the Short-Term Government Securities Fund's portfolio co-managers. Mr. Rasimas is primarily responsible for the day-to-day management of the Fund's portfolio. He has been the Fund's portfolio manager or co-manager since August 2000. Mr. Rasimas, a Senior Vice President, has been with U.S. Trust since 1997. Prior to joining U.S. Trust, he was a mortgage-backed securities analyst at Thomson Financial and an investment banking analyst in the structured finance group at NationsBanc Capital Markets, Inc. A description of Mr. Powers's business experience is provided above.

All investment decisions for the High Yield Fund are made by a committee of investment professionals and no persons are primarily responsible for making recommendations to that committee.

Research, analyses, trade execution and other facilities provided by U.S. Trust and other personnel also play a significant role in portfolio management and performance.

Purchasing, Selling and Exchanging Fund Shares
This section tells you how to purchase, sell and exchange shares of the Funds.

--------------------------------------------------------------------------------


How to Purchase Fund Shares
You may purchase shares directly by:
..  Mail
..  Telephone
..  Wire
..  Automatic Investment Program, or
..  Automated Clearinghouse (ACH)

To purchase shares directly from us, please call (800) 446-1012 (from overseas, call (617) 483-7297), or complete and send in the application to Excelsior Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8529, Boston, MA 02266-8529. Unless you arrange to pay by wire or through the automatic investment program, write your check, payable in U.S. dollars, to "Excelsior Funds" and include the name of the appropriate Fund(s) on the check. A Fund cannot accept third-party checks, credit cards, credit card checks, money orders, starter checks or cash. To purchase shares by wire, please call us for instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

State Street Bank & Trust
ABA #011000028
DDA #99055352
Specify Excelsior Fund Name
Fund Account Number
Account Registration

Investors making initial investments by wire must promptly complete the application and forward it to the address indicated on the application. Investors making subsequent investments by wire should follow the above instructions.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding a Fund to your institution.

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities. Excelsior Funds must adopt such policies and procedures, including procedures to verify the identity of customers opening new accounts. Until such verification is made, Excelsior Funds may temporarily limit additional share purchases. In addition, Excelsior Funds may limit additional share purchases or close an account if it is unable to verify a customer's identity.

General Information
You may purchase shares on any day that the New York Stock Exchange (NYSE) and the Adviser are open for business (a "Business Day"). Presently, the only Business Days on which the Adviser is closed and the NYSE is open are Veterans' Day and Columbus Day. A Fund may reject any purchase request if it is determined that accepting the request would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Fund receives your purchase request in good order. We consider requests to be in "good order" when all required documents are properly completed, signed and received.

Each Fund calculates its NAV once each Business Day at the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time). So, for you to receive the current Business Day's NAV, a Fund must receive your purchase request in good order before 4:00 p.m., Eastern time.

How We Calculate NAV
NAV of each class of the Funds is the value of the assets attributable to the class less liabilities attributable to the class, divided by the number of outstanding shares of the class.

In calculating NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or the Adviser thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Directors. Fixed income investments with remaining maturities of 60 days or less generally are valued at their amortized cost, which approximates their market value.

The Funds may hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the market value of the Funds' investments may change on days when you cannot purchase or sell Fund shares.

Minimum Purchases
To purchase shares for the first time, you must invest at least $500 ($250 for IRAs) in any Fund. Your subsequent

--------------------------------------------------------------------------------

investments in any Fund must be made in amounts of at least $50. A Fund may accept investments of smaller amounts at its discretion.

Automatic Investment Program
If you have a checking, money market or NOW account with a bank, you may purchase shares automatically through regular deductions from your account in amounts of at least $50 per transaction.

With a $50 minimum initial investment, you may begin regularly scheduled investments once per month, on either the first or fifteenth day, or twice per month, on both days.

How to Sell Your Fund Shares
You may sell shares directly by:
..  Mail
..  Telephone
..  Systematic Withdrawal Plan, or
..  Automated Clearinghouse (ACH)

Holders of Fund shares may sell (sometimes called "redeem") shares by following the procedures established when they opened their account or accounts. If you have questions, call (800) 446-1012 (from overseas, call (617) 483-7297).

You may sell your shares by sending a written request for redemption to:

Excelsior Funds
c/o Boston Financial Data Services, Inc.
P.O. Box 8529
Boston, MA 02266-8529

Please be sure to indicate the number of shares to be sold, identify your account number and sign the request.

If you own your shares directly and previously indicated on your account application or arranged in writing to do so, you may sell your shares on any Business Day by contacting a Fund directly by telephone at (800) 446-1012 (from overseas, call (617) 483-7297). The minimum amount for telephone redemptions is $500. Shares will not be redeemed by the Fund unless all required documents have been received by the Fund.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to sell $50,000 or more of your shares, or any amount if the proceeds are to be sent to an address other than the address of record, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Fund receives your request in good order.

Systematic Withdrawal Plan
If you have at least $10,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

Receiving Your Money
Normally, we will send your sale proceeds within seven days after we receive your request in good order. Your proceeds can be wired to your bank account (if more than $500) or sent to you by check. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase).

Redemptions in Kind
We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise, we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Involuntary Sales of Your Shares
If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

Suspension of Your Right to Sell Your Shares
A Fund may suspend your right to sell your shares if the NYSE restricts trading, or if the SEC declares an emergency. More information about this is in the Funds' Statements of Additional Information.

--------------------------------------------------------------------------------


How to Exchange Your Shares
You may exchange your Shares on any Business Day for Shares of any portfolio of Excelsior Funds, Inc. or Excelsior Tax-Exempt Funds, Inc., or for Shares of certain portfolios of Excelsior Funds Trust. In order to protect other shareholders, we may limit your exchanges to no more than six per year or reject an exchange if we deem that the exchange would not be in the best interests of the Fund or its shareholders. This limitation is not intended to limit a shareholder's right to redeem shares. Rather, the limitation is intended to curb short-term trading. Shares can be exchanged directly by mail, or by telephone if you previously selected the telephone exchange option on the account application.

You may also exchange shares through your financial institution. Exchange requests must be for an amount of at least $500.

If you recently purchased shares by check, you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from your date of purchase). This exchange privilege may be changed or canceled at any time upon 60 days' notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request in good order.

Telephone Transactions
Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not liable for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine, provided that the Funds follow their telephone transaction procedures. If you or your financial institution transact with a Fund over the telephone, you will generally bear the risk of any loss.

Authorized Intermediaries
Certain intermediaries, such as brokers or other shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. These intermediaries may authorize other organizations to accept purchase, redemption and exchange requests for Fund shares. These requests are normally executed at the NAV next determined after the intermediary receives the request in good order. Authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

Shareholder and Administrative Services
The Funds are permitted to pay a fee of up to 0.25% of the average daily net assets of a Fund to certain organizations for providing shareholder and administrative services to their customers who hold shares of the Funds. These services may include assisting in the processing of purchase, redemption and exchange requests, providing periodic account statements and other administrative services.

Distribution of Fund Shares
The High Yield Fund has adopted a distribution plan that allows shares of the Fund to pay distribution fees for the sale and distribution of its shares in an amount not to exceed the annual rate of 0.25% of the average daily net asset value of the Fund's outstanding shares. However, fees are not currently being paid under the distribution plan. If the distribution plan is ever implemented, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales and charges because these fees are paid out of the Fund's assets continuously.

The Funds' distributor may institute promotional incentive programs for dealers, which will be paid for by the distributor out of its own assets and not out of the assets of the Funds. Subject to NASD regulation, compensation may include promotional and other merchandise, sales and training programs and other special events sponsored by dealers. Compensation may also include payment for reasonable expenses incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature.

Dividends and Distributions
Each Fund distributes its income by declaring a dividend daily and paying accumulated dividends monthly.

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

Dividends and distributions for shares held of record by U.S. Trust or correspondent banks will be paid in cash. Otherwise, dividends and distributions will be paid in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends

--------------------------------------------------------------------------------

and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

Taxes
Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as dividend or ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

If you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you received for them. Your initial tax basis will be the amount you pay for your shares including sales commissions. To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however, to the portions of each Fund's distributions, if any, that are attributable to interest on federal securities.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

More information about taxes is in the Funds' Statements of Additional Information.

--------------------------------------------------------------------------------

Financial Highlights
The tables that follow present performance information about shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Ernst & Young, LLP, independent auditors. Their report, along with each Fund's financial statements, are incorporated by reference into the Funds' Statements of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling (800) 446-1012 (from overseas, call (617) 483-7297).

MANAGED INCOME FUND

                                                                       Year Ended March 31,
                                                           -------------------------------------------
                                                               2003     2002     2001     2000     1999
                                                           -------  -------  -------  -------  -------
Net Asset Value, Beginning of Year........................ $  8.95  $  9.11  $  8.55  $  8.99  $  9.17
                                                           -------  -------  -------  -------  -------
Income From Investment Operations
  Net Investment Income...................................    0.47     0.49     0.50     0.47     0.46
  Net Gains (Losses) on Investments (both realized and
    unrealized)...........................................    0.50    (0.10)    0.56    (0.41)    0.08
                                                           -------  -------  -------  -------  -------
  Total From Investment Operations........................    0.97     0.39     1.06     0.06     0.54
                                                           -------  -------  -------  -------  -------
Less Distributions
  Dividends From Net Investment Income....................   (0.48)   (0.50)   (0.50)   (0.47)   (0.46)
  Distributions From Net Realized Gain on Investments.....   (0.01)   (0.05)    0.00    (0.03)   (0.26)
                                                           -------  -------  -------  -------  -------
  Total Distributions.....................................   (0.49)   (0.55)   (0.50)   (0.50)   (0.72)
                                                           -------  -------  -------  -------  -------
Net Asset Value, End of Year.............................. $  9.43  $  8.95  $  9.11  $  8.55  $  8.99
                                                           =======  =======  =======  =======  =======
Total Return..............................................  11.07%    4.34%   12.80%    0.72%    5.95%
Ratios/Supplemental Data
  Net Assets, End of Period (in millions)................. $293.18  $247.80  $252.17  $220.48  $215.77
  Ratio of Net Operating Expenses to Average Net Assets...   0.84%    0.87%    0.88%    0.88%    0.90%
  Ratio of Gross Operating Expenses to Average Net Assets1   0.95%    1.04%    1.01%    1.00%    1.03%
  Ratio of Net Investment Income to Average Net Assets....   5.10%    5.39%    5.81%    5.42%    4.96%
  Portfolio Turnover Rate.................................  120.0%   129.0%    99.0%   112.0%   268.0%

--------
Notes:
1.Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

--------------------------------------------------------------------------------

INTERMEDIATE-TERM MANAGED INCOME FUND

                                                                              Year Ended March 31,
                                                                  -------------------------------------------
                                                                      2003     2002     2001     2000     1999
                                                                  -------  -------  -------  -------  -------
Net Asset Value, Beginning of Year............................... $  7.10  $  7.18  $  6.77  $  7.13  $  7.23
                                                                  -------  -------  -------  -------  -------
Income From Investment Operations
  Net Investment Income..........................................    0.37     0.39     0.42     0.40     0.39
  Net Gains (Losses) on Investments (both realized and
    unrealized)..................................................    0.36    (0.06)    0.41    (0.36)    0.04
                                                                  -------  -------  -------  -------  -------
  Total From Investment Operations...............................    0.73     0.33     0.83     0.04     0.43
                                                                  -------  -------  -------  -------  -------
Less Distributions
  Dividends From Net Investment Income...........................   (0.40)   (0.39)   (0.42)   (0.40)   (0.39)
  Distributions From Net Realized Gain on Investments............   (0.04)   (0.02)    0.00     0.00    (0.14)
                                                                  -------  -------  -------  -------  -------
  Total Distributions............................................   (0.44)   (0.41)   (0.42)   (0.40)   (0.53)
                                                                  -------  -------  -------  -------  -------
Net Asset Value, End of Year..................................... $  7.39  $  7.10  $  7.18  $  6.77  $  7.13
                                                                  =======  =======  =======  =======  =======
Total Return.....................................................  10.50%    4.60%   12.73%    0.59%    6.02%
Ratios/Supplemental Data
  Net Assets, End of Period (in millions)........................ $404.63  $273.27  $219.60  $155.48  $127.74
  Ratio of Net Operating Expenses to Average Net Assets..........   0.53%    0.52%    0.56%    0.58%    0.60%
  Ratio of Gross Operating Expenses to Average Net Assets/1/.....   0.69%    0.69%    0.69%    0.65%    0.67%
  Ratio of Net Investment Income to Average Net Assets...........   4.56%    5.47%    6.11%    5.80%    5.29%
  Portfolio Turnover Rate........................................   98.0%   117.0%   108.0%   122.0%   229.0%

--------
Notes:
1.Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

--------------------------------------------------------------------------------


SHORT-TERM GOVERNMENT SECURITIES FUND

                                                                             Year Ended March 31,
                                                                  ------------------------------------------
                                                                      2003     2002     2001    2000     1999
                                                                  -------  -------  -------  ------  -------
Net Asset Value, Beginning of Year............................... $  7.11  $  7.09  $  6.87  $ 7.04  $  7.00
                                                                  -------  -------  -------  ------  -------
Income From Investment Operations
  Net Investment Income..........................................    0.26     0.33     0.39    0.35     0.34
  Net Gains (Losses) on Investments (both realized and
    unrealized)..................................................    0.25     0.05     0.22   (0.15)    0.04
                                                                  -------  -------  -------  ------  -------
  Total From Investment Operations...............................    0.51     0.38     0.61    0.20     0.38
                                                                  -------  -------  -------  ------  -------
Less Distributions
  Dividends From Net Investment Income...........................   (0.26)   (0.34)   (0.39)  (0.35)   (0.34)
  Distributions From Net Realized Gain on Investments............   (0.05)   (0.02)    0.00   (0.02)    0.00
                                                                  -------  -------  -------  ------  -------
  Total Distributions............................................   (0.31)   (0.36)   (0.39)  (0.37)   (0.34)
                                                                  -------  -------  -------  ------  -------
Net Asset Value, End of Year..................................... $  7.31  $  7.11  $  7.09  $ 6.87  $  7.04
                                                                  =======  =======  =======  ======  =======
Total Return.....................................................   7.27%    5.35%    9.14%   3.02%    5.54%
Ratios/Supplemental Data
Net Assets, End of Period (in millions).......................... $499.52  $193.78  $ 75.69  $59.31  $ 52.59
  Ratio of Net Operating Expenses to Average Net Assets..........   0.49%    0.51%    0.57%   0.54%    0.58%
  Ratio of Gross Operating Expenses to Average Net Assets/1/.....   0.64%    0.61%    0.67%   0.62%    0.67%
  Ratio of Net Investment Income to Average Net Assets...........   3.22%    4.33%    5.59%   5.07%    4.79%
  Portfolio Turnover Rate........................................  170.0%    75.0%   118.0%   90.0%   114.0%

--------
Notes:
1.Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

--------------------------------------------------------------------------------

HIGH YIELD FUND

                                                                    Year Ended March 31,
                                                                   ---------------------
                                                                                          Period Ended
                                                                                             March 31,
                                                                            2003     2002      2001/1/
                                                                   ---------     -------  ------------
Net Asset Value, Beginning of Period.............................. $    6.20     $  7.26    $  7.00
                                                                   ---------     -------    -------
Investment Operations:
  Net Investment Income...........................................      0.88/5/     1.08       0.27
  Net Gains (Losses) on Investments (both realized and unrealized)     (1.54)/5/   (1.01)      0.26
                                                                   ---------     -------    -------
  Total from Investment Operations................................     (0.66)       0.07       0.53
                                                                   ---------     -------    -------
Less Distributions:
  Dividends From Net Investment Income............................     (1.55)/6/   (1.09)     (0.27)
  Distributions From Net Realized Gains...........................      0.00       (0.04)      0.00
                                                                   ---------     -------    -------
  Total Distributions.............................................     (1.55)      (1.13)     (0.27)
                                                                   ---------     -------    -------
Net Asset Value, End of Period.................................... $    3.99     $  6.20    $  7.26
                                                                   =========     =======    =======
Total Return......................................................  (10.49)%       1.27%      7.76%2
Ratios/Supplemental Data
Net Assets at End of Period (in millions)......................... $  131.34     $172.89    $ 57.67
  Ratio of Net Operating Expenses to Average Net Assets...........     1.08%       1.03%      1.05%3
  Ratio of Gross Operating Expenses to Average Net Assets4........     1.35%       1.35%      1.55%3
  Ratio of Net Investment Income to Average Net Assets............    18.06%      17.56%      9.43%3
  Portfolio Turnover Rate.........................................    153.0%      310.0%     169.0%3

--------
Notes:
1.Commenced operations on October 31, 2000.
2.Not annualized.
3.Annualized.
4.Expense ratios before waiver of fees and reimbursement of expenses (if any)
  by investment adviser and administrators.
5.For comparative purposes per share amounts are based on average shares outstanding.
6.Includes a tax return of capital of $(0.51).

Excelsior Funds, Inc.
Excelsior Funds Trust

Investment Adviser
United States Trust Company of New York
114 W. 47th Street
New York, New York 10036

U.S. Trust Company, N.A.
225 High Ridge Road
Stamford, Connecticut 06905

Distributor
Edgewood Services, Inc.
5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-5829

More information about each Fund is available without charge through the following:

Statements of Additional Information (SAIs)
The SAIs dated July 29, 2003 include detailed information about Excelsior Funds, Inc. and Excelsior Funds Trust. The SAIs are on file with the SEC and are incorporated by reference into this prospectus. This means that the SAIs, for legal purposes, are a part of this prospectus.

Annual and Semi-Annual Reports
These reports contain additional information about the Funds' investments. The Annual Report also lists each Fund's holdings and discusses the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:
By Telephone: Call (800) 446-1012 (from overseas, call (617) 483-7297)

By Mail: Excelsior Funds, P.O. Box 8529, Boston, MA 02266-8529 (or, if by overnight or certified mail, 66 Brooks Drive, Braintree, MA 02184)

By Internet: http://www.excelsiorfunds.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Excelsior Funds, Inc. and Excelsior Funds Trust, from the SEC's EDGAR Database on the website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

Excelsior Funds, Inc.'s and Excelsior Funds Trust's Investment Company Act registration numbers are 811-4088 and 811-8490, respectively.

PROTXBL0703
   38307

                                    [Graphic]

                                                        Pursuant to Rule 497(c)
                                                      Registration No. 33-78264

Excelsior Institutional Shares

Prospectus

July 29, 2003


Excelsior Funds Trust

Equity Fund
Optimum Growth Fund
Mid Cap Value Fund
International Equity Fund
Total Return Bond Fund
Income Fund
High Yield Fund

Investment Adviser
United States Trust Company of New York
U.S. Trust Company, N. A.


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[LOGO]    EXCELSIOR FUNDS
  Advised by U.S. TRUST

Table of Contents

Excelsior Funds Trust is a mutual fund that offers shares in separate investment portfolios (Funds). The Funds have individual investment goals, strategies and risks. This prospectus gives you important information about the Institutional Shares of the Funds that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to each of the Funds. For more detailed information about each Fund, please see:

                                                                      Page
     Equity Fund...............................................          4
     Optimum Growth Fund.......................................          6
     Mid Cap Value Fund........................................          8
     International Equity Fund.................................         10
     Total Return Bond Fund....................................         12
     Income Fund...............................................         14
     High Yield Fund...........................................         16
     More Information About Risk...............................         18
     More Information About Fund Investments...................         20
     Investment Adviser........................................         20
     Purchasing, Selling and Exchanging Fund Shares............         22
     Dividends and Distributions...............................         24
     Taxes.....................................................         25
     Financial Highlights......................................         26
     How to Obtain More Information About Excelsior Funds Trust Back Cover

--------------------------------------------------------------------------------

Introduction -- Risk/Return Information Common To All Funds

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal, strategies and risks for reaching that goal. The investment advisers invest Fund assets in a way that they believe will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. An investment adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment adviser does, you could lose money on your investment in a Fund, just as you could with other investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

The Adviser's Equity Investment Philosophy
United States Trust Company of New York and U.S. Trust Company, N.A. (together, the "Adviser") manage the Equity Fund, Optimum Growth Fund, Mid Cap Value Fund, International Equity and High Yield Fund with a view toward long-term success. To achieve this success, the Adviser utilizes two fundamental investment strategies, value and growth. These strategies are combined with "longer-term investment themes" to assess the investment potential of individual companies. Specific investment selection is a "bottom-up" approach, guided by these strategies and themes to ensure proper diversification, risk control and market focus.

   Value
   This long-term strategy consists of searching for, identifying and obtaining the benefits of present or future investment values. For example, such values may be found in a company's future earnings potential or in its existing resources and assets. Accordingly, the Adviser is constantly engaged in assessing, comparing and judging the worth of companies, particularly in comparison to the price the markets place on such companies' shares.

   Growth
   This long-term strategy consists of buying and holding equity securities of companies which it believes to be of high quality and high growth potential. Typically, these companies are industry leaders with the potential to dominate their markets by being low-cost, high-quality producers of products or services. Usually these companies have an identifiable competitive advantage. The Adviser believes that the earnings growth rate of these companies is the primary determinant of their stock prices and that efficient markets will reward consistently above average earnings growth with greater-than-average capital appreciation over the long-term.

   Themes
   To complete the Adviser's investment philosophy in managing the funds, the investment strategies discussed above are applied in concert with long-term investment themes to identify investment opportunities. These longer-term themes are strong and inexorable trends that arise from time to time from economic, social, demographic and cultural forces. The Adviser also believes that understanding the instigation, catalysts and effects of these long-term trends will enable it to identify companies that are currently benefiting, or will soon benefit, from these trends.

                                    [Graphic]




Equity Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Long-term capital appreciation

  Investment Focus Common stocks of U.S. companies

  Share Price Volatility High

  Principal Investment Strategy Investing in common stocks that the Adviser believes are undervalued in the market

  Investor Profile Investors seeking growth of capital through a diversified portfolio of securities, and who are willing to accept the risks of investing in equity securities

Investment Objective
The Equity Fund seeks to provide long-term capital appreciation. This objective may be changed without shareholder approval.

Investment Strategy of the Equity Fund
Under normal circumstances, the Equity Fund invests at least 80% of its net assets in equity securities. The Fund invests primarily in common stocks of larger capitalization (i.e., companies with market capitalizations over $5 billion) U.S. and, to a lesser extent, foreign companies that the Adviser believes have value that is not currently reflected in their market prices. The Adviser generally diversifies the Fund's investments over a variety of industries and types of companies. The Fund may invest in companies of any size, including small, high growth companies.

The Adviser takes a long-term approach to managing the Fund and tries to identify companies with characteristics that will lead to future earnings growth or recognition of their true value. In particular, the Adviser looks for companies that its fundamental analysis indicates are positioned to provide solutions to or benefit from complex social and economic trends, or whose products are early in their life cycle and will experience accelerating growth in the future.

Principal Risks of Investing in the Equity Fund
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is subject to the risk that large capitalization U.S. equity securities may underperform other segments of the equity market or the equity markets as a whole.

The Fund also may be subject to risks particular to its investments in foreign, medium and smaller capitalization companies. These risks are discussed in greater detail in the section entitled "More Information About Risk."

--------------------------------------------------------------------------------

Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Institutional Shares from year to year.

                                    [CHART]

 1996    1997    1998    1999    2000    2001     2002
------  ------  ------  ------  ------  -------  -------
19.86%  31.72%  24.95%  31.93%  -9.64%  -19.72%  -20.42%

                           Best Quarter Worst Quarter
                              22.45%      (17.86)%
                            (12/31/98)    (3/31/01)

The Fund's performance for the six month period ending June 30, 2003 was 10.35%.

This table compares the average annual total return of the Fund's Institutional Shares for the periods ended December 31, 2002 to those of the Standard & Poors 500 Composite Stock Price Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                            Since
                                         1 Year 5 Years Inception
              ----------------------------------------------------
              Equity Fund
                (Institutional Shares)
                Return Before Taxes    (20.42)% (0.99)%    7.64%*
                Return Before Taxes on
                  Distributions        (20.67)% (3.13)%    5.42%*
                Return Before Taxes on
                  Distributions and
                  Sale of Fund Shares  (12.51)% (0.30)%    6.42%*
              Standard & Poor's 500
                Composite Stock Price
                Index (reflects no
                deduction for fees,
                expenses, or taxes)*** (22.10)% (0.58)%   10.29%**

  *Since January 16, 1995
 **Since December 31, 1994
***The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. Stock market performance.

What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                              0.65%
Other Expenses                               0.20%
---------------------------------------------------
Total Annual Fund Operating
  Expenses                                   0.85%
  Fee Waivers and Expense Reimbursements   (0.15)%*
---------------------------------------------------
  Net Annual Fund Operating
    Expenses                                 0.70%*

* The expense information in the table reflects fee waivers and expense reimbursements currently in effect. The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 0.70%. The waiver and reimbursement agreement may not be terminated before March 31, 2004. For more information, see "Investment Adviser."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 Year 3 Years 5 Years 10 Years
---------------------------------
   $72    $256    $457    $1,035

                                    [Graphic]




Optimum Growth Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Superior, risk-adjusted total return

  Investment Focus Common stocks of U.S. companies

  Share Price Volatility High

  Principal Investment Strategy Invests in common stocks that the Adviser believes have strong growth prospects

  Investor Profile Investors seeking total return through a diversified portfolio of securities, and who are willing to accept the risks of investing in equity securities

Investment Objective
The Optimum Growth Fund seeks superior, risk-adjusted total return. This objective may be changed without shareholder approval.

Investment Strategy of the Optimum Growth Fund
The Optimum Growth Fund invests primarily (at least 65% of its assets) in common stocks of U.S. companies that the Adviser believes have growth prospects that exceed those of the overall market. The Fund generally invests in mid- to large- capitalization companies (i.e., companies with market capitalizations over $1.5 billion) in a variety of industries.

The Adviser takes a long-term approach to managing the Fund and tries to identify high quality companies with consistent or rising earnings growth records. Typically, these companies are industry leaders with the potential to dominate their markets by being the low cost, high quality producers of products or services. In addition to its core portfolio selections, the Adviser further diversifies Fund investments with a structured segment of issuers included in the Russell 1000 Growth Index, which includes growth-oriented issuers selected from among the 1000 largest U.S. issuers. From this universe, the Adviser systematically selects companies that it believes, based on quantitative screening, complement the Fund's core holdings by reducing portfolio volatility and further diversifying the Fund.

Principal Risks of Investing in the Optimum Growth Fund
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that medium to large capitalization U.S. stocks or growth stocks may underperform other segments of the equity market or the equity markets as a whole. These risks are discussed in greater detail in the section entitled "More Information About Risk."

--------------------------------------------------------------------------------


Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Institutional Shares from year to year.

                                    [CHART]

 1997    1998    1999    2000     2001     2002
------  ------  ------  -------  -------  -------
33.51%  65.23%  44.91%  -22.18%  -28.86%  -31.80%

                           Best Quarter Worst Quarter
                              36.46%      (25.21)%
                            (12/31/98)    (3/31/01)

The Fund's performance for the six month period ending June 30, 2003 was 10.17%.

This table compares the average annual total returns of the Fund's Institutional Shares for the periods ended December 31, 2002 to those of the Russell 1000 Growth Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                    Since
                                 1 Year 5 Years Inception
----------------------------------------------------------
Optimum Growth Fund
  (Institutional Shares)
  Return Before Taxes          (31.80)% (2.00)%  3.55%*
  Return After Taxes
    on Distributions           (31.81)% (3.38)%  2.40%*
  Return After Taxes
    on Distributions and
    Sale of Fund Shares        (19.52)% (0.22)%  4.01%*
Russell 1000 Growth
  Index (reflects no deduction
  for fees, expenses, or
  taxes)***                    (27.88)% (3.84)%    2.55%**

  *Since June 1, 1996
 **Since May 31, 1996
***The Russell 1000 Growth Index is an unmanaged index and is composed of the 1000 companies with higher price-to-book ratios and higher forecasted growth values in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization.

What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                            0.65%
Other Expenses                             0.45%
-------------------------------------------------
Total Annual Fund Operating Expenses       1.10%
  Fee Waivers and Expense Reimbursements (0.30)%*
-------------------------------------------------
  Net Annual Fund Operating Expenses       0.80%*

* The expense information in the table reflects fee waivers and expense reimbursements currently in effect. The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 0.80%. The waiver and reimbursement agreement may not be terminated before March 31, 2004. For more information, see "Investment Adviser."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 Year 3 Years 5 Years 10 Years
---------------------------------
   $82    $320    $577    $1,313

                                    [Graphic]




Mid Cap Value Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Long-term capital appreciation

  Investment Focus Common stocks of U.S. companies

  Share Price Volatility High

  Principal Investment Strategy Investing in common stocks that the Adviser believes are undervalued in the market

  Investor Profile Investors seeking growth of capital through a diversified portfolio of securities, and who are willing to accept the risks of investing in equity securities

Investment Objective
The Mid Cap Value Fund seeks long-term capital appreciation. This objective may be changed without shareholder approval.

Investment Strategy of the Mid Cap Value Fund
Under normal circumstances, the Mid Cap Value Fund invests at least 80% of its net assets in mid cap equity securities. The mid cap companies in which the Fund invests currently have market capitalizations in the range of $1.5 billion to $5 billion. The Fund invests primarily in common stocks of U.S. and, to a lesser extent, foreign companies that the Adviser believes are undervalued, at current market prices. The Adviser generally diversifies the Fund's investments over a variety of industries and may invest in companies of any size, including small, high growth companies.

In selecting investments for the Fund, the Adviser combines fundamental research with valuation constraints to identify companies trading at what the Adviser believes are reasonable prices and displaying characteristics expected to lead to greater recognition of true value. The Adviser believes that events such as restructuring activities and industry consolidations can be the catalysts necessary to realize this value.

Principal Risks of Investing in the Mid Cap Value Fund
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is subject to the risk that undervalued mid cap equity securities may underperform other segments of the equity market or the equity markets as a whole.

The mid and smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid and small cap companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid and small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

The Fund also may be subject to risks particular to its investments in foreign companies. These risks are discussed in greater detail in the section entitled "More Information About Risk."

--------------------------------------------------------------------------------


Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Institutional Shares from year to year.

                                    [CHART]

 1997    1998    1999   2000   2001    2002
------  ------  ------  -----  -----  -------
27.63%  20.52%  34.73%  4.42%  8.54%  -15.35%

                           Best Quarter Worst Quarter
                              26.81%      (20.61)%
                            (12/31/99)    (9/30/02)

The Fund's performance for the six month period ending June 30, 2003 was 16.89%.

This table compares the average annual total returns of the Fund's Institutional Shares for the periods ended December 31, 2002 to those of the Russell Mid Cap Value Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                             Since
                                         1 Year 5 Years  Inception
              ----------------------------------------------------
              Mid Cap Value Fund
                (Institutional Shares)
                Return Before Taxes    (15.35)%  9.27%    13.49%*
                Return After Taxes on
                  Distributions        (15.45)%  5.95%    10.54%*
                Return After Taxes on
                  Distributions and
                  Sale of Fund Shares   (9.42)%  6.93%    10.67%*
              Russell Mid Cap Value
                Index (reflects no
                deduction for fees,
                expenses, or taxes)***  (9.65)%  2.95%     8.76%**

   *Since June 1, 1996
  **Since May 31, 1996
 ***The Russell Mid Cap Value Index measures the performance of medium-sized, value-oriented securities.

What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                            0.65%
Other Expenses                             0.38%
-------------------------------------------------
Total Annual Fund Operating Expenses       1.03%
  Fee Waivers and Expense Reimbursements (0.29)%*
-------------------------------------------------
  Net Annual Fund Operating Expenses       0.74%*

* The expense information in the table reflects fee waivers and expense reimbursements currently in effect. The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 0.74%. The waiver and reimbursement agreement may not be terminated before March 31, 2004. For more information, see "Investment Adviser."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 Year 3 Years 5 Years 10 Years
---------------------------------
   $76    $299    $540    $1,233

                                    [Graphic]




International Equity Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Long-term capital appreciation

  Investment Focus Foreign equity securities

  Share Price Volatility High

  Principal Investment Strategy Investing in a diversified portfolio of equity securities of issuers in developed foreign countries and, to a lesser extent, emerging markets

  Investor Profile Investors seeking long-term capital appreciation through a diversified portfolio of securities, who are willing to accept the risks of investing in companies located in foreign countries

Investment Objective
The International Equity Fund seeks to provide long-term capital appreciation through investment in a diversified portfolio of marketable foreign securities. This objective may be changed without shareholder approval.

Investment Strategy of the International Equity Fund
Under normal circumstances, the International Equity Fund invests at least 80% of its net assets in equity securities of issuers located outside the United States. The Fund invests primarily in equity securities of larger, more established companies located in developed foreign markets, which include most nations in western Europe and the more developed nations in the Pacific Basin and Latin America. The Fund may invest to a lesser extent in less developed countries and regions to capitalize on opportunities in emerging markets. Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. The Adviser generally does not attempt to hedge the effects of currency value fluctuations on the Fund's investments on an on-going basis.

The Adviser selects investments for the Fund by applying a bottom-up investment approach designed to identify companies that the Adviser expects to experience sustainable earnings growth and to benefit from global economic trends or promising technologies or products and whose value is not recognized in the prices of their securities. The Adviser continuously analyzes companies in a broad range of foreign markets, giving particular emphasis to each company's scope of operations and economic ties to one or more specific countries. While the Fund generally invests in companies in a variety of countries, industries and sectors, the Adviser does not attempt to invest a specific percentage of the Fund's assets in a given country, region or industry. The Fund will make investments in companies located in emerging markets only where the Adviser believes that such companies' growth/appreciation potential transcends their location or operations in emerging market countries.

Principal Risks of Investing in the International Equity Fund
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments)

--------------------------------------------------------------------------------

in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

The Fund is also subject to the risk that foreign equity securities may underperform other segments of the equity market or the equity markets as a whole.

Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Institutional Shares from year to year.

                                    [CHART]

 1996    1997    1998    1999    2000     2001     2002
------  ------  ------  ------  -------  -------  -------
14.75%  -4.59%  10.13%  53.00%  -23.12%  -26.17%  -21.54%

                           Best Quarter Worst Quarter
                              40.28%      (20.92)%
                            (12/31/99)    (9/30/02)

The Fund's performance for the six month period ending June 30, 2003 was 10.44%.

This table compares the average annual total returns of the Fund's Institutional Shares for the periods ended December 31, 2002 to those of the MSCI-EAFE Index and the MSCI-ACWI Free ex U.S. Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                              Since
                                           1 Year 5 Years Inception
--------------------------------------------------------------------
International Equity Fund
   Return Before Taxes                   (21.54)% (5.58)%  (0.20)%*
   Return After Taxes on
    Distributions                        (21.69)% (7.14)%  (1.49)%*
   Return After Taxes on Distributions
    and Sale of Fund Shares              (13.00)% (3.90)%    0.11%*
MSCI-EAFE Index (reflects no
 deduction for fees, expenses, or
 taxes)***                               (15.94)% (2.89)%    0.45%**
MSCI-ACWI Free ex U.S. Index
 (reflects no deduction for fees,
 expenses, or taxes)****                 (14.67)% (2.66)%    0.56%**

    *Since January 24, 1995
   **Since December 31, 1994
  ***The MSCI-EAFE Index is a widely accepted, unmanaged index composed of a sample of companies from 21 countries representing the developed stock markets outside North America.
 ****The MSCI-ACWI Free ex U.S. Index is a widely accepted, unmanaged index of global stock market performance comprising 47 countries with developed and emerging markets excluding the United States.

What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees
(paid directly from your investment)

Redemption Fee (as a percentage of amount
 redeemed, if applicable)*                2.00%

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)


Management Fees                                 1.00%
Other Expenses                                  0.43%
-------------------------------------------------------
Total Annual Fund Operating
 Expenses                                       1.43%
   Fee Waivers and Expense Reimbursements     (0.53)%**
-------------------------------------------------------
   Net Annual Fund Operating
    Expenses                                    0.90%**

 * This redemption fee is charged if you redeem or exchange your shares within 30 days of the date of purchase. See "How to Sell Your Shares" for more information.
** The expense information in the table reflects fee waivers and expense reimbursements currently in effect. The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 0.90%. The waiver and reimbursement agreement may not be terminated before March 31, 2004. For more information, see "Investment Adviser."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 Year 3 Years 5 Years 10 Years
---------------------------------
   $92    $400    $731    $1,667

                                    [Graphic]




Total Return Bond Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Total return

  Investment Focus Investment grade fixed income securities

  Share Price Volatility Medium

  Principal Investment Strategy Investing in investment grade government and corporate fixed income securities

  Investor Profile Investors seeking total return through a diversified portfolio of securities, and who are willing to accept the risks of investing in fixed income securities of varying maturities


Investment Objective
The Total Return Bond Fund seeks to maximize the total rate of return consistent with moderate risk of capital and maintenance of liquidity. This objective may be changed without shareholder approval.

Investment Strategy of the Total Return Bond Fund
Under normal circumstances, the Total Return Bond Fund invests at least 80% of its net assets in fixed income securities. The Fund invests primarily (at least 65% of its total assets) in fixed income securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, and corporate issuers rated at the time of investment in one of the three highest rating categories by a major rating agency. The Fund also may invest a portion of its assets in dollar-denominated fixed income securities of foreign issuers and mortgage-backed securities.

There is no limit on the Fund's average maturity or on the maximum maturity of a particular security. The Adviser manages the Fund by balancing yield, average maturity and risk in light of its assessment of real interest rates and the yield curve to provide maximum preservation of purchase power. In selecting particular investments, the Adviser looks for fixed income securities that offer relative value and potential for moderate price appreciation.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities and may affect the Fund's performance.

Principal Risks of Investing in the Total Return Bond Fund
The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise, and the volatility of lower rated securities is even greater than that of higher rated securities.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates.

The Fund's U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

The Fund also may be subject to risks particular to its investments in foreign fixed income securities as well as credit risk. These risks are discussed in greater detail in the section entitled "More Information About Risk."

The Fund is also subject to the risk that long-term fixed income securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

--------------------------------------------------------------------------------


Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Institutional Shares from year to year.

                                    [CHART]

1996   1997   1998    1999    2000   2001    2002
-----  -----  -----  ------  ------  -----  ------
2.66%  9.23%  9.21%  -2.52%  12.93%  8.05%  10.47%

Best Quarter Worst Quarter
   5.02%        (2.47)%
 (12/31/00)    (3/31/96)

The Fund's performance for the six month period ending June 30, 2003 was 5.10%.

This table compares the average annual total returns of the Fund's Institutional Shares for the periods ended December 31, 2002 to those of the Lehman Brothers Govt/Credit Bond Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                          Since
                                   1 Year    5 Years  Inception
---------------------------------------------------------------
Total Return Bond Fund
  (Institutional Shares)
  Return Before Taxes              10.47%     7.49%     8.41%*
  Return After Taxes
    on Distributions                7.96%     4.86%     5.61%*
  Return After Taxes
    on Distributions and Sale on
    Fund Shares                     6.53%     4.70%     5.39%*
Lehman Brothers Govt/Credit Bond
  Index (reflects no deduction for
  fees, expenses, or taxes)***     11.02%     7.61%     8.66%**

  *Since January 19, 1995
 **Since December 31, 1994
***The Lehman Brothers Govt/Credit Bond Index is an unmanaged total return performance benchmark composed of U.S. government agencies and U.S. Treasury securities and investment grade corporate debt, selected as representative of the market.

What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                            0.65%
Other Expenses                             0.21%
-------------------------------------------------
Total Annual Fund Operating Expenses       0.86%
  Fee Waivers and Expense Reimbursements (0.36)%*
-------------------------------------------------
  Net Annual Fund Operating Expenses       0.50%*

* The expense information in the table reflects fee waivers and expense reimbursements currently in effect. The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 0.50%. The waiver and reimbursement agreement may not be terminated before March 31, 2004. For more information, see "Investment Adviser."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 Year 3 Years 5 Years 10 Years
---------------------------------
   $51    $238    $441    $1,027

                                    [Graphic]





Income Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Current income, consistent with moderate risk of capital and liquidity

  Investment Focus Investment grade fixed income securities

  Share Price Volatility Medium

  Principal Investment Strategy Investing in investment grade government and corporate fixed income securities

  Investor Profile Investors seeking current income through a diversified portfolio of securities, and who are willing to accept the risks of investing in fixed income securities of varying maturities

Investment Objective
The Income Fund seeks to provide as high a level of current interest income as is consistent with moderate risk of capital and maintenance of liquidity. This objective may be changed without shareholder approval.

Investment Strategy of the Income Fund
The Income Fund invests primarily (at least 65% of its assets) in fixed income securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, and corporate issuers rated at the time of investment in one of the three highest rating categories by a major rating agency. The Fund may invest up to 35% of its assets in fixed income securities that are rated below investment grade. These securities are sometimes called "high yield" or "junk" bonds. The Fund also may invest a portion of its assets in dollar-denominated fixed income securities of foreign issuers and mortgage-backed securities.

There is no limit on the Fund's average maturity or on the maximum maturity of a particular security. The Adviser manages the Fund's average portfolio maturity in light of current market and economic conditions to provide a competitive current yield and reasonable principal volatility. In selecting particular investments, the Adviser looks for securities that offer relative value, based on its assessment of real interest rates and the yield curve. The fixed income securities held by the Fund also may have the potential for moderate price appreciation.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities and may affect the Fund's performance.

Principal Risks of Investing in the Income Fund
The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise, and the volatility of lower rated securities is even greater than that of higher rated securities.

Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of default or price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates.

The Fund's U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

--------------------------------------------------------------------------------


The Fund also may be subject to risks particular to its investments in foreign fixed income securities as well as credit risk. These risks are discussed in greater detail in the section entitled "More Information About Risk."

The Fund is also subject to the risk that long-term fixed income securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Institutional Shares from year to year.

                                    [CHART]

1996   1997   1998    1999    2000   2001   2002
-----  -----  -----  ------  ------  -----  -----
2.51%  9.28%  8.45%  -1.63%  12.01%  7.54%  9.43%

Best Quarter Worst Quarter
   4.50%        (2.03)%
 (12/31/00)    (3/31/96)

The Fund's performance for the six month period ending June 30, 2003 was 3.96%.

This table compares the average annual total returns of the Fund's Institutional Shares for the periods ended December 31, 2002 to those of the Lehman Brothers Aggregate Bond Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                            1 Year   5 Years Since Inception
------------------------------------------------------------
Income Fund
 (Institutional Shares)
   Return Before Taxes       9.43%     7.06%       7.72%*
   Return After Taxes
    on Distributions         7.02%     4.35%       4.86%*
   Return After Taxes
    on Distributions
    and Sale of
    Fund Shares              5.79%     4.31%       4.78%*
Lehman Brothers
 Aggregate Bond Index
 (reflects no deduction
 for fees, expenses, or
 taxes)***                  10.27%     7.54%       8.61%**

   *Since January 16, 1995
  **Since December 31, 1994
 ***The Lehman Brothers Aggregate Bond Index is an unmanaged, fixed income market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                            0.65%
Other Expenses                             0.22%
-------------------------------------------------
Total Annual Fund Operating Expenses       0.87%
   Fee Waivers and Expense Reimbursements (0.37)%
-------------------------------------------------
   Net Annual Fund Operating Expenses      0.50%*

* The expense information in the table reflects fee waivers and expense reimbursements currently in effect. The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 0.50%. The waiver and reimbursement agreement may not be terminated before March 31, 2004. For more information, see "Investment Adviser."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 Year 3 Years 5 Years 10 Years
---------------------------------
   $51    $241    $446    $1,038

                                    [Graphic]




High Yield Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal High level of current income and, secondarily, capital appreciation

  Investment Focus Non-investment grade fixed-income securities

  Share Price Volatility High

  Principal Investment Strategy Investing in non-investment grade corporate and government fixed-income securities

  Investor Profile Investors seeking a high level of current income through a diversified portfolio of securities, and who are willing to bear risks of investing in non-investment grade fixed-income securities

Investment Objective
The High Yield Fund seeks a high level of current income as its primary objective, and may also consider the potential for capital appreciation as a secondary objective, when consistent with its primary objective.

Investment Strategy of the High Yield Fund
Under normal circumstances, the High Yield Fund invests at least 80% of its net assets in high yield, fixed income securities that are rated in the lower rating categories of a nationally recognized rating agency (e.g., Baa or lower by Moody's Investors Service (Moody's) or BBB or lower by Standard & Poor's (S&P)), or unrated securities that the Adviser believes are of comparable quality. Securities rated below Baa by Moody's or below BBB by S&P are commonly known as "junk bonds." The Fund may invest in all types of fixed-income securities, including:

  . Senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper)
  . Convertible and non-convertible corporate debt obligations
  . Custodial receipts
  . Municipal securities and obligations of the U.S. government, its agencies and instrumentalities
  . Preferred stock
  . Mortgage and other asset-backed securities

Although the Fund invests primarily in the debt obligations of domestic issuers, it may invest up to 25% of its assets in obligations of foreign issuers (including emerging countries), including obligations of foreign corporations, banks and governments.

The Fund does not have any portfolio maturity limitation and may invest its assets from time to time primarily in instruments with short, medium and long maturities. The Fund may also purchase the securities of issuers that are in default and/or subject to insolvency and/or bankruptcy proceedings.

In selecting securities for the Fund's portfolio, the Adviser does not rely principally on the ratings agencies. It performs its own independent investment analysis of each issuer to determine its creditworthiness. In doing so, the Adviser considers a number of factors, including the issuer's financial and managerial strength and its sensitivity to economic and market conditions as well as other factors.

Principal Risks of Investing in the High Yield Fund
The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise, and the volatility of lower rated securities is even greater than that of higher rated securities.

High yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High yield bonds involve greater risk of default or price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of high yield bonds may be more susceptible than other issuers to economic downturns. High yield bonds are subject to the risk that

--------------------------------------------------------------------------------

the issuer may not be able to pay interest or dividends and ultimately repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore to calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates.

The Fund's U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

The Fund also may be subject to risks particular to its investment in foreign fixed income securities. These securities may be more volatile than other securities, and the risks associated with them are discussed in greater detail in the section entitled "More Information About Risk."

The Fund is also subject to the risk that long-term fixed income securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's Institutional Shares performance from year to year.

                                    [CHART]

2001    2002
-----  -------
9.11%  -15.83%

Best Quarter Worst Quarter
    8.20%       (11.36)%
 (3/31/01)      (9/30/02)

The Fund's performance for the six month period ending June 30, 2003 was 22.67%.

This table compares the Fund's average annual total return for the periods ended December 31, 2002 to those of the Merrill Lynch High Yield, Cash Pay Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                 1 Year Since Inception
         --------------------------------------------------------------
         High Yield Fund
            Return Before Taxes                (15.83)%       (3.98)%*
            Return After Taxes on
             Distributions                     (24.92)%      (11.55)%*
            Return After Taxes on
             Distributions and Sale of
             Fund Shares                        (9.26)%       (6.12)%*
         Merrill Lynch High Yield, Cash
          Pay Index (reflects no
          deduction for fees, expenses, or
          taxes)**                              (1.14)%         1.78%*

 * Since October 31, 2000
** The Merrill Lynch High Yield, Cash Pay Index is an unmanaged index comprised of publicly placed, non-convertible, coupon bearing domestic debt. Issues in the index are less than investment grade as rated by S&P or Moody's and must not be in default. Issues have a term to maturity of at least one year.

What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees                            0.80%
Other Expenses                             0.32%
-------------------------------------------------
Total Annual Fund Operating Expenses       1.12%
  Fee Waivers and Expense Reimbursements (0.32)%*
-------------------------------------------------
  Net Annual Fund Operating Expenses       0.80%*

* The expense information in the table reflects fee waivers and expense reimbursements currently in effect. The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 0.80%. The waiver and reimbursement agreement may not be terminated before March 31, 2004. For more information, see "Investment Adviser."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in

--------------------------------------------------------------------------------

other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 Year 3 Years 5 Years 10 Years
---------------------------------
   $82    $324    $586    $1,335

More Information About Risk

Equity Risk
(Equity Fund--Optimum Growth Fund--Mid Cap Value Fund--International Equity
Fund)--Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in these securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision.

Small Cap Risk
(Equity Fund--Mid Cap Value Fund)--The smaller capitalization companies in which the Funds may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies.

Mid Cap Risk
(Equity Fund--Optimum Growth Fund--Mid Cap Value Fund)--The medium capitalization companies that the Funds may invest in may be more vulnerable to adverse business or economic events than larger companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend on a relatively small management group. Therefore, medium capitalization stocks may be more volatile than those of larger companies.

Fixed Income Risk
(Total Return Bond Fund--Income Fund--High Yield Fund)--The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. As the average maturity or duration of a security lengthens, the risk that the price of such security will become more volatile increases. Duration approximates the price sensitivity of a security to changes in interest rates. In contrast to maturity which measures only time until final payment, duration combines consideration of yield, interest payments, final maturity and call features.

Call Risk
(Total Return Bond Fund--Income Fund--High Yield Fund)--During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

Credit Risk
(Total Return Bond Fund--Income Fund--High Yield Fund)--The possibility that an issuer will be unable to make timely payments of either principal or interest. The Adviser performs credit analyses on all issuers of securities in which a Fund invests. Such analyses are based on information that is publicly available about issuers, and this information and/or the Adviser's analyses may be incomplete or incorrect.

Extension Risk
(Total Return Bond Fund--Income Fund--High Yield Fund)--An issuer may exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and the Fund will also suffer from the inability to invest in higher yielding securities.

Event Risk
(Total Return Bond Fund--Income Fund--High Yield Fund)--Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of a Fund's multiple holdings.

--------------------------------------------------------------------------------


High-Yield, Lower Rated Securities Risk
(Total Return Bond Fund--High Yield Fund--Income Fund)--High-Yield, Lower Rated Securities are subject to additional risks associated with investing in high-yield securities, including:

  . Greater risk of default or price declines due to changes in the issuer's creditworthiness.
  . A thinner and less active market which may increase price volatility and limit the ability of a Fund to sell these securities at their carrying values.
  . Prices for high-yield, lower rated securities may be affected by investor perception of issuer credit quality and the outlook for economic growth, such that prices may move independently of interest rates and the overall bond market.

Mortgage-Backed Securities Risk
(Total Return Bond Fund--Income Fund--High Yield Fund)--Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

Technology Risk
(Equity Fund--Optimum Growth Fund--Mid Cap Value Fund--Income Fund)--The Funds may invest in securities of issuers engaged in the technology sector of the economy. These securities may underperform stocks of other issuers or the market as a whole. To the extent that the Funds invest in issuers conducting business in the technology market sector, the Funds are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the market sector. Competitive pressures may significantly impact the financial condition of technology companies. For example, an increasing number of companies and new product offerings can lead to price cuts and slower selling cycles, and many of these companies may be dependent on the success of a principal product, may rely on sole source providers and third-party manufacturers, and may experience difficulties in managing growth. In addition, securities of technology companies may experience dramatic price movements that have little or no basis in fundamental economic conditions. As a result, a Fund's investment in technology companies may subject it to more volatile price movements.

Foreign Security Risks
(All Funds)--Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Currency Risk
(All Funds)--Investments in foreign securities denominated in foreign currencies involve additional risks, including:

  . A Fund may incur substantial costs in connection with conversions between various currencies.
  . Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

Liquidity Risk
(International Equity Fund--High Yield Fund)--The Fund may not be able to pay redemption proceeds within the time period stated in this prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed income securities or emerging country issuers will be especially subject to the risk

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that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events or adverse investor perceptions whether or not accurate.

More Information About Fund Investments
In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds' Statement of Additional Information.

The investments and strategies described in this prospectus are those that are used under normal conditions. During adverse economic, market or other conditions, each Fund may take temporary defensive positions such as investing up to 100% of its assets in investments that would not ordinarily be consistent with a Fund's objective. The Fund may not achieve its goal when so invested. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.

Investment Adviser
United States Trust Company of New York and U.S. Trust Company, N.A. (together, the "Adviser") acting through their respective registered investment advisory divisions, U.S. Trust New York Asset Management Division and U.S. Trust Company, N.A. Asset Management Division, serve as investment adviser to each Fund. United States Trust Company of New York is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company, N.A. is a national bank organized under the laws of the United States. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company.

U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation ("Schwab"). Charles R. Schwab is the founder, Chairman and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. Through its principal subsidiary Charles Schwab & Co., Inc., Schwab is one of the nation's largest financial services firms and the nation's largest electronic brokerage firm, in each case measured by customer assets. At May 15, 2003, Schwab served 8.0 million active accounts with $798.2 billion in customer assets.

United States Trust Company of New York (together with the other wholly-owned subsidiaries of U.S. Trust Corporation, "U.S. Trust") is one of the oldest investment management companies in the country. Since 1853, U.S. Trust has been a leader in wealth management for sophisticated investors providing trust and banking services to individuals, corporations and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. On March 31, 2003, U.S. Trust had approximately $79 billion in aggregate assets under management. United States Trust Company of New York has its principal offices at 114 W. 47th Street, New York, NY 10036. U.S. Trust Company, N.A. is headquartered in Greenwich, Connecticut.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program.

U.S. Trust advises and manages assets for its private clients and funds, some of which have investment objectives and policies similar to the Funds. U.S. Trust will not have any obligation to make available or use any information regarding these proprietary investment activities for the benefit of the Funds. The research department of U.S. Trust prepares research reports that are utilized by these Funds, wealth managers of U.S. Trust and Schwab and its affiliates. It is U.S. Trust's intention to distribute this information as simultaneously as possible to all recipients. However, where the investment adviser of a Fund prepares such research, that Fund may and often does receive and act upon that information before it is disseminated to other parties, which in turn may have a negative effect on the price of the securities subject to research.

The Board of Trustees of Excelsior Funds Trust supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

For the fiscal year ended March 31, 2003, the Adviser received advisory fees after waivers, as a percentage of average daily net assets, of:

Equity Fund               0.54%
Optimum Growth Fund       0.46%
Mid Cap Value Fund        0.42%
International Equity Fund 0.55%
Total Return Bond Fund    0.33%
Income Fund               0.32%
High Yield Fund           0.53%

20

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For the period commencing on the date of this Prospectus and ending on March
31, 2004, the Adviser has contractually agreed to waive fees and reimburse expenses to keep the Funds' net annual fund operating expenses from exceeding the percentages stated in the "Annual Fund Operating Expenses" section for each Fund. This waiver and reimbursement agreement may not be terminated before March 31, 2004. In addition, the agreement will renew automatically for the Funds' next fiscal year unless the Adviser or Excelsior Funds Trust terminates the agreement by providing written notice to the other party 60-days prior to the beginning of the Funds' next fiscal year.

Portfolio Managers
Leigh H. Weiss and Earl W. White serve as the Equity Fund's portfolio co-managers. Mr. Weiss and Mr. White are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Weiss, a Managing Director and Senior Portfolio Manager, has been with U.S. Trust since 1993. He has served as the Fund's portfolio manager or co-manager since 1996. Mr. White, a Senior Vice President in the Institutional Equity Investments Division, has been with U.S. Trust since 1998. Prior to joining U.S. Trust, he served as director of trust investments at Consolidated Edison Company of New York, Inc. Prior to that, he was employed at Public Service Electric and Gas Company, where he held several treasury management positions.

Alexander Powers and Cyril Theccanat serve as portfolio co-managers for the Income and Total Return Bond Funds. Mr. Powers is primarily responsible for the day-to-day management of the Total Return Bond Fund, while Mr. Powers and Mr. Theccanat are primarily responsible for the day-to-day management of the Income Fund. Mr. Powers, a Managing Director, has served as portfolio manager or co-manager of the Income and Total Return Bond Funds since joining U.S. Trust in 1996. From 1988 to 1996, he was the head of Taxable Fixed-Income at Chase Asset Management. Mr. Theccanat, a Senior Vice President, has been with U.S. Trust since 1990, except for the period from June 1998 to December 1999 when he left U.S. Trust to develop proprietary fixed income investment strategies.

Rosemary Sagar, David J. Linehan and Peter Schaffer serve as the portfolio co-managers of the International Equity Fund. Ms. Sagar is primarily responsible for the day-to- day management of the Fund. She is a Managing Director and has served as the Fund's portfolio manager or co- manager since joining U.S. Trust in 1996. From 1991 to 1996, she was Senior Vice President for international equity investments for General Electric Investments Corp. Mr. Linehan, a Managing Director, has been with U.S. Trust since July 1998. From August 1995 to July 1998, he was an international investment manager with Cowen Asset Management in New York. Mr. Schaffer, a Senior Vice President, has been with U.S. Trust since September 1996. He is a portfolio manager of international equity accounts and he leads the Global Risk Control Team. Prior to joining U.S. Trust, he was the Director of Public Market Systems at General Electric Investments Corp., where he oversaw all systems development and support for equities, fixed income and foreign exchange products. Before that, he worked at Salomon Brothers, NBC and Citibank in various systems and financial positions.

Timothy Evnin and John McDermott, CFA, serve as the Mid Cap Value Fund's portfolio co-managers. Mr. Evnin and Mr. McDermott are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Evnin, a Managing Director and Senior Portfolio Manager in the Personal Wealth Management Group, has been with U.S. Trust since 1987. Mr. McDermott, a Senior Vice President and Portfolio Manager, has been with U.S. Trust since 1996.

All investment decisions for the Optimum Growth and High Yield Funds are made by a committee of investment professionals and no persons are primarily responsible for making recommendations to that committee.

Research analyses, trade execution and other facilities provided by U.S. Trust and other personnel also play a significant role in portfolio management and performance.


                                                                             21

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Purchasing, Selling and Exchanging Fund Shares
This section tells you how to purchase, sell (sometimes called "redeem") and exchange Institutional Shares of the Funds.

  Institutional Shares
.. No sales charge
.. No 12b-1 fees
.. No minimum initial or subsequent investment

Institutional Shares are offered only to qualified institutional investors. Qualified institutional investors include, but are not limited to, qualified and non-qualified employee benefit plans (including but not limited to Defined Benefit Plans, Defined Contribution, Money Purchase, 401(k) Plans), Foundations and Endowments, and corporate capital and cash management accounts. The Adviser reserves the right to determine which potential investors qualify for investment in this class of the Fund. For information on how to open an account and set up procedures for placing transactions call (800) 446-1012 (from overseas, call (617) 483-7297). Customers of financial institutions should contact their institutions for information on their accounts.

How to Purchase Fund Shares
.. You may purchase shares directly by:
.. Mail
.. Wire
.. Telephone, or
.. Automated Clearinghouse (ACH)

To purchase shares directly from us, please call (800) 881-9358 (from overseas, call (617) 483-7297), or complete and send in the application to Excelsior Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8529, Boston, MA 02266-8529. Unless you arrange to pay by wire, write your check, payable in U.S. dollars, to "Excelsior Funds Trust" and include the name of the appropriate Fund(s) on the check. A Fund cannot accept third-party checks, credit card checks, money orders, starter checks or cash. To purchase shares by wire, please call us for instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

State Street Bank & Trust
ABA#011000028
DDA#99055352
Specify Excelsior Fund Name
Fund Account Number
Account Registration

Investors making initial investments by wire must promptly complete the application and forward it to the address indicated on the application. Investors making subsequent investments by wire should follow the above instructions.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding a Fund to your institution.

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities. Excelsior Funds must adopt such policies and procedures, including procedures to verify the identity of customers opening new accounts. Until such verification is made, Excelsior Funds may temporarily limit additional share purchases. In addition, Excelsior Funds may limit additional share purchases or close an account if it is unable to verify a customer's identity.

General Information
You may purchase shares on any day that the New York Stock Exchange (NYSE) and the Adviser are open for business (a"Business Day"). Presently, the only Business Days on which the Adviser is closed and the NYSE is open are Veterans' Day and Columbus Day. A Fund may reject any purchase request if it is determined that accepting the request would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Fund receives your purchase request in good order. We consider requests to be in "good order" when all required documents are properly completed, signed and received.

Each Fund calculates its NAV once each Business Day at the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time). So, for you to receive the current Business Day's NAV, a Fund must receive your purchase request in good order before 4:00 p.m., Eastern time.

How We Calculate NAV
NAV of each class of the Funds is the value of the assets attributable to the class less liabilities attributable to the class divided by the number of outstanding shares of the class.

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In calculating NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or the Adviser thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. Fixed income investments with remaining maturities of 60 days or less generally are valued at their amortized cost, which approximates their market value.

Some Funds may hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the market value of these securities may change on days when you cannot purchase or sell Fund shares.

How to Sell Your Fund Shares
You may sell shares directly by:
.. Mail
.. Telephone, or
.. Automated Clearinghouse (ACH)

Holders of Institutional Shares may sell (sometimes called "redeem") shares by following the procedures established when they opened their account or accounts. If you have questions, call (800) 881-9358 (from overseas, call (617) 483-7297).

You may sell your shares by sending a written request for redemption to:

  Excelsior Funds Trust
  c/o Boston Financial Data Services, Inc.
  P.O. Box 8529
  Boston, MA 02266-8529

Please be sure to indicate the number of shares to be sold, identify your account number and sign the request.

If you own your shares directly and previously indicated on your account application or arranged in writing to do so, you may sell (sometimes called "redeem") your shares on any Business Day by contacting a Fund directly by telephone at (800) 881-9358 (from overseas, call (617) 483-7297). Shares will not be redeemed by the Fund unless all required documents have been received by the Fund.

If you would like to sell $50,000 or more of your shares, or any amount if the proceeds are to be sent to an address other than the address of record, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Fund receives your request in good order.

A redemption fee of 2.00% of the value of the shares redeemed or exchanged will be imposed on shares of the International Equity Fund redeemed or exchanged 30 days or less after their date of purchase. The redemption fee is intended to limit short-term trading in the Fund or, to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it. The redemption fee will be paid to the Fund. The Fund reserves the right, at its discretion, to waive, modify or terminate the redemption fee. No redemption fee will be charged on redemptions and exchanges involving (i) those that occur as a result of a bona fide investment policy committee decision of a recognized financial institution with respect to an asset allocation program, (ii) shares acquired through the reinvestment of dividends or capital gains distributions, (iii) shares redeemed as part of a systematic withdrawal plan that represent 4% or less of the investor's investment subject to the plan accounts, or (iv) shares maintained through employee pension benefit plans subject to the Employee Retirement Income Security Act that offer the Excelsior Funds as an investment vehicle. For purposes of omnibus accounts, the redemption fee will be determined at the sub-account level.

Receiving Your Money
Normally, we will send your sale proceeds the Business Day after we receive your request in good order. Your proceeds can be wired to your bank account or sent to you by check. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase).

Redemptions in Kind
We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise, we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Involuntary Sales of Your Shares
If your account balance drops below $500 because of redemptions, you may be required to sell your shares.

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But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

Suspension of Your Right to Sell Your Shares
A Fund may suspend your right to sell your shares if the NYSE restricts trading, or if the SEC declares an emergency. More information about this is in the Funds' Statement of Additional Information.

How to Exchange Your Shares
You may exchange your Shares on any Business Day for Institutional Shares of any portfolio of Excelsior Funds Trust, or for Institutional Shares of the Money or Government Money Funds of Excelsior Funds, Inc. In order to protect other shareholders, we may limit your exchanges to no more than six per year or reject an exchange if we deem that such exchange would not be in the best interests of a Fund or its shareholders. This limitation is not intended to limit a shareholder's right to redeem shares. Rather, the limitation is intended to curb short-term trading. Shares can be exchanged directly by mail, or by telephone if you previously selected the telephone exchange option on the account application.

If you recently purchased shares by check, you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from your date of purchase). This exchange privilege may be changed or canceled at any time.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request in good order.

There is a 2.00% redemption fee on shares of the International Equity Fund exchanged within 30 days of purchase. See "How to Sell Your Fund Shares" above for more information.

Telephone Transactions
Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not liable for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine, provided that the Funds follow their telephone transaction procedures. If you or your financial institution transact with a Fund over the telephone, you will generally bear the risk of any loss.

Authorized Intermediaries
Certain intermediaries, such as brokers or other shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Funds shares. Some of these organizations may charge a fee for these transactions. These intermediaries may authorize other organizations to accept purchase, redemption and exchange requests for Fund shares. These requests are normally executed at the NAV next determined after the intermediary receives the request in good order. Authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

Shareholder and Administrative Services
The Funds are permitted to pay a fee of up to 0.25% of the average daily net assets of a Fund to certain organizations for providing shareholder and administrative services to their customers who hold shares of the Funds. These services may include assisting in the processing of purchase, redemption and exchange request, providing periodic account statements and other administrative services.

Distribution of Fund Shares
The Funds' distributor may institute promotional incentive programs for dealers, which will be paid for by the distributor out of its own assets and not out of the assets of the Funds. Subject to NASD regulation, compensation may include promotional and other merchandise, sales and training programs and other special events sponsored by dealers. Compensation may also include payment for reasonable expenses incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature.

Dividends and Distributions
Each Fund distributes its income as follows:

           Equity Fund               Declared and Paid Quarterly
           Mid Cap Value Equity
             Fund                    Declared and Paid Quarterly
           Optimum Growth Fund       Declared and Paid Quarterly
           Income Fund               Declared Daily and Paid Monthly
           Total Return Bond Fund    Declared Daily and Paid Monthly
           International Equity Fund Declared and Paid Semi-annually
           High Yield Fund           Declared Daily and Paid Monthly

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

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Dividends and distributions for shares held of record by U.S. Trust or correspondent banks will be paid in cash. Otherwise, dividends and distributions will be paid in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

Taxes
Each Fund will distribute substantially all of its taxable income including its net capital gain (the excess of long-term capital gain over short-term capital loss), if any. Distributions you receive from a Fund will generally be taxable regardless of whether they are paid in cash or reinvested in additional shares. Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other fund distributions will generally be taxable as dividend or ordinary income.

If you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Your initial tax basis will be the amount you pay for your shares plus commissions. To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

It is expected that the Funds will be subject to foreign withholding taxes with respect to dividends or interest, if any, received from sources in foreign countries. In the case of the International Equity Fund, since it is expected to hold predominantly securities of foreign companies, it should qualify for and may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

Distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however, to the portions of each Fund's distributions, if any, that are attributable to interest on federal securities.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

More information about taxes is in the Funds' Statement of Additional
Information.

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Financial Highlights
The tables that follow present performance information about Institutional Shares of the Funds. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of a Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Ernst & Young, LLP, independent auditors. Their report, along with each Fund's financial statements, are incorporated by reference into the Funds' Statement of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling (800) 881-9358 (from overseas, call (617) 483-7297).

EQUITY FUND

                                              Year Ended March 31,
                                ------------------------------------------------
                                      2003   2002       2001     2000      1999
                                ---------  --------  ---------  -------  -------
Net Asset Value, Beginning of
Year........................... $    7.68  $   8.74  $   17.48  $ 14.96  $ 12.69
                                ---------  --------  ---------  -------  -------
Investment Operations
  Net investment income........      0.05      0.04       0.02     0.02     0.04
  Net realized and unrealized
  gain (loss)..................     (1.63)    (0.41)     (4.30)    3.73     2.47
                                ---------  --------  ---------  -------  -------
Total from Investment
Operations.....................     (1.58)    (0.37)     (4.28)    3.75     2.51
                                ---------  --------  ---------  -------  -------
Distributions
  From net investment income...     (0.05)    (0.03)     (0.02)   (0.03)   (0.04)
  From net realized gains......     (0.01)    (0.66)     (4.44)   (1.20)   (0.20)
                                ---------  --------  ---------  -------  -------
Total Distributions............     (0.06)    (0.69)     (4.46)   (1.23)   (0.24)
                                ---------  --------  ---------  -------  -------
Net Asset Value, End of Year... $    6.04  $   7.68  $    8.74  $ 17.48  $ 14.96
                                =========  ========  =========  =======  =======
Total Return...................  (20.65)%   (4.51)%   (29.47)%   25.75%   20.13%
Ratios/Supplemental Data
Ratios to Average Net Assets
  Net Expenses.................     0.69%     0.70%      0.70%    0.70%    0.70%
  Gross Expenses1..............     0.85%     0.89%      0.88%    0.90%    0.90%
  Net Investment Income........     0.81%     0.43%      0.16%    0.13%    0.28%
  Portfolio Turnover Rate......       29%       29%        30%      27%      37%
Net Assets at End of Period
(in millions).................. $   66.21  $ 100.43  $  122.57  $211.60  $180.11

--------
Notes:
(1)Expense ratios before waiver of fees and reimbursement of expenses (if any) by the investment adviser and administrators.

--------------------------------------------------------------------------------


OPTIMUM GROWTH FUND

                                                           Year Ended March 31,
                                          -------------------------------------------------------
                                                   2003   2002          2001      2000     1999
                                          ---------     --------     ---------  --------  -------
Net Asset Value, Beginning of Year....... $   11.95     $  13.11     $   30.83  $  27.55  $ 16.33
                                          ---------     --------     ---------  --------  -------
Investment Operations
  Net investment income (loss)...........      0.01/2/     (0.01)/2/     (0.06)    (0.05)      --
  Net realized and unrealized gain (loss)     (3.65)/2/    (1.15)/2/    (12.21)     7.21    11.22
                                          ---------     --------     ---------  --------  -------
Total from Investment Operations.........     (3.64)       (1.16)       (12.27)     7.16    11.22
                                          ---------     --------     ---------  --------  -------
Distributions
  From net investment income.............       -- /3/        --            --        --       --
  From net realized gains................        --           --         (5.45)    (3.88)      --
                                          ---------     --------     ---------  --------  -------
Total Distributions......................        --           --         (5.45)    (3.88)      --
                                          ---------     --------     ---------  --------  -------
Net Asset Value, End of Year............. $    8.31     $  11.95     $   13.11  $  30.83  $ 27.55
                                          =========     ========     =========  ========  =======
Total Return.............................  (30.42)%      (8.85)%      (45.26)%    27.66%   68.74%
Ratios/Supplemental Data
Ratios to Average Net Assets
  Net Expenses...........................     0.79%        0.78%         0.80%     0.80%    0.71%
  Gross Expenses1........................     0.89%        1.05%         0.95%     0.93%    0.93%
  Net Investment Income (loss)...........     0.14%      (0.11)%       (0.28)%   (0.18)%    0.00%
  Portfolio Turnover Rate................       61%          43%           46%       44%      22%
Net Assets at End of Period (in millions) $   27.05     $  39.28     $   41.99  $  85.89  $ 88.05

--------
Notes:
(1)Expense ratios before waiver of fees and reimbursement of expenses (if any) by the investment adviser and administrators.
(2)For comparative purposes per share amounts are based on average shares outstanding.
(3)Amount represents less than $0.01 per share.

--------------------------------------------------------------------------------


MID CAP VALUE FUND

                                                                  Year Ended March 31,
                                                   --------------------------------------------------
                                                            2003   2002       2001      2000    1999
                                                   ---------     -------    --------  -------  ------
Net Asset Value, Beginning of Year................ $   13.28     $ 11.97    $  21.32  $ 15.33  $16.12
                                                   ---------     -------    --------  -------  ------
Investment Operations
  Net investment income...........................      0.05/2/     0.04/2/     0.40     0.06    0.13
  Net realized and unrealized gain (loss).........     (3.04)/2/    1.67/2/    (1.27)    6.34    0.52
                                                   ---------     -------    --------  -------  ------
Total from Investment Operations..................     (2.99)       1.71       (0.87)    6.40    0.65
                                                   ---------     -------    --------  -------  ------
Distributions
  From net investment income......................     (0.04)      (0.04)      (0.40)   (0.09)  (0.12)
  From net realized gains.........................        --       (0.36)      (8.08)   (0.32)  (1.32)
                                                   ---------     -------    --------  -------  ------
Total Distributions...............................     (0.04)      (0.40)      (8.48)   (0.41)  (1.44)
                                                   ---------     -------    --------  -------  ------
Net Asset Value, End of Year...................... $   10.25     $ 13.28    $  11.97  $ 21.32  $15.33
                                                   =========     =======    ========  =======  ======
Total Return......................................  (22.58)%      14.53%     (1.99)%   41.92%   4.80%
Ratios/Supplemental Data
Ratios to Average Net Assets
  Net Expenses....................................     0.76%       0.80%       0.80%    0.80%   0.70%
  Gross Expenses1.................................     0.91%       0.95%       0.96%    0.95%   0.97%
  Net Investment Income...........................     0.44%       0.33%       2.27%    0.31%   0.87%
  Portfolio Turnover Rate.........................       28%         24%         95%      45%     55%
Net Assets at End of Period (in millions)......... $   45.02     $ 53.90    $  40.99  $ 53.98  $39.31

--------
Notes:
(1)Expense ratios before waiver of fees and reimbursement of expenses (if any) by the investment adviser and administrators.
(2)For comparative purposes per share amounts are based on average shares outstanding.

--------------------------------------------------------------------------------


INTERNATIONAL EQUITY FUND

                                                           Year Ended March 31,
                                            --------------------------------------------------
                                                  2003       2002       2001     2000      1999
                                            ---------  ---------  ---------  -------  --------
Net Asset Value, Beginning of Year......... $    5.85  $    6.93  $   13.78  $  8.45  $   9.67
                                            ---------  ---------  ---------  -------  --------
Investment Operations
  Net investment income....................      0.07       0.04       0.02     0.01      0.16
  Net realized and unrealized gain (loss)..     (1.77)     (0.86)     (4.39)    5.39     (0.79)
                                            ---------  ---------  ---------  -------  --------
Total from Investment Operations...........     (1.70)     (0.82)     (4.37)    5.40     (0.63)
                                            ---------  ---------  ---------  -------  --------
Distributions
  From net investment income...............     (0.06)     (0.06)     (0.02)   (0.03)    (0.16)
  From net realized gains..................        --      (0.20)     (2.46)   (0.04)    (0.43)
                                            ---------  ---------  ---------  -------  --------
Total Distributions........................     (0.06)     (0.26)     (2.48)   (0.07)    (0.59)
                                            ---------  ---------  ---------  -------  --------
Net Asset Value, End of Year............... $    4.09  $    5.85  $    6.93  $ 13.78  $   8.45
                                            =========  =========  =========  =======  ========
Total Return...............................  (29.26)%   (12.16)%   (36.32)%   64.29%   (6.60)%
Ratios/Supplemental Data
Ratios to Average Net Assets
  Net Expenses.............................     0.87%      0.90%      0.90%    0.90%     0.90%
  Gross Expenses1..........................     1.29%      1.38%      1.41%    1.45%     1.53%
  Net Investment Income....................     1.07%      0.75%      0.20%    0.11%     1.18%
  Portfolio Turnover Rate..................       71%        52%        52%      43%      107%
Net Assets at End of Period (in millions).. $   29.02  $   52.41  $   74.24  $124.06  $  78.80

--------
Notes:
(1)Expense ratios before waiver of fees and reimbursement of expenses (if any) by the investment adviser and administrators.

--------------------------------------------------------------------------------


TOTAL RETURN BOND FUND

                                                                       Year Ended March 31,
                                                           -------------------------------------------
                                                               2003     2002     2001     2000     1999
                                                           -------  -------  -------  -------  -------
Net Asset Value, Beginning of Year........................ $  7.37  $  7.46  $  7.01  $  7.32  $  7.51
                                                           -------  -------  -------  -------  -------
Investment Operations
  Net investment income...................................    0.40     0.43     0.44     0.41     0.42
  Net realized and unrealized gain (loss) on investments..    0.48    (0.09)    0.45    (0.31)    0.03
                                                           -------  -------  -------  -------  -------
Total from Investment Operations..........................    0.88     0.34     0.89     0.10     0.45
                                                           -------  -------  -------  -------  -------
Distributions
  From net investment income..............................   (0.40)   (0.43)   (0.44)   (0.41)   (0.42)
  From net realized gains.................................   (0.07)  -- /2/       --       --    (0.22)
                                                           -------  -------  -------  -------  -------
Total Distributions.......................................   (0.47)   (0.43)   (0.44)   (0.41)   (0.64)

                                                           -------  -------  -------  -------  -------
Net Asset Value, End of Year                               $  7.78  $  7.37  $  7.46  $  7.01  $  7.32
                                                           =======  =======  =======  =======  =======
Total Return..............................................  12.27%    4.65%   13.19%    1.47%    6.07%
Ratios/Supplemental Data
  Ratios to Average Net Assets
  Net Expenses............................................   0.50%    0.50%    0.50%    0.50%    0.50%
  Gross Expenses1.........................................   0.82%    0.87%    0.87%    0.88%    0.89%
  Net Investment Income...................................   5.15%    5.70%    6.27%    5.85%    5.53%
  Portfolio Turnover Rate.................................    106%     113%     110%     115%     234%
Net Assets at End of Period (in millions)................. $271.54  $285.55  $304.88  $264.67  $251.61

--------
Notes:
(1)Expense ratios before waiver of fees and reimbursement of expenses (if any) by the investment adviser and administrators.
(2)Amount represents less than $0.01 per share.

--------------------------------------------------------------------------------


INCOME FUND

                                                       Year Ended March 31,
                                            -----------------------------------------
                                                2003     2002     2001    2000    1999
                                            -------  -------  -------  ------  ------
Net Asset Value, Beginning of Year......... $  6.93  $  7.01  $  6.66  $ 7.00  $ 7.23
                                            -------  -------  -------  ------  ------
Investment Operations
  Net investment income....................    0.39     0.40     0.43    0.41    0.40
  Net realized and unrealized gain (loss)..    0.31    (0.04)    0.35   (0.33)   0.03
                                            -------  -------  -------  ------  ------
Total from Investment Operations...........    0.70     0.36     0.78    0.08    0.43
                                            -------  -------  -------  ------  ------
Distributions
  From net investment income...............   (0.39)   (0.40)   (0.43)  (0.41)  (0.41)
  From net realized gains..................   (0.03)   (0.04)      --   (0.01)  (0.25)
                                            -------  -------  -------  ------  ------
Total Distributions........................   (0.42)   (0.44)   (0.43)  (0.42)  (0.66)
                                            -------  -------  -------  ------  ------
Net Asset Value, End of Year............... $  7.21  $  6.93  $  7.01  $ 6.66  $ 7.00
                                            =======  =======  =======  ======  ======
Total Return...............................  10.36%    5.18%   12.18%   1.16%   5.94%
Ratios/Supplemental Data
  Ratios to Average Net Assets
  Net Expenses.............................   0.50%    0.50%    0.50%   0.50%   0.50%
  Gross Expenses1..........................   0.81%    0.87%    0.87%   0.90%   0.91%
  Net Investment Income....................   5.38%    5.54%    6.49%   6.08%   5.57%
  Portfolio Turnover Rate..................     59%      88%     119%    125%    196%
Net Assets at End of Period (in millions).. $105.22  $111.31  $107.19  $99.21  $67.24

--------
Notes:
(1)Expense ratios before waiver of fees and reimbursement of expenses (if any) by the investment adviser and administrators.

HIGH YIELD FUND

                                                         Year Ended March 31, Period Ended
                                                         ------------------      March 31,
                                                                2003     2002    2001/(1)/
                                                         -------      ------  ------------
Net Asset Value, Beginning of Period.................... $  6.20      $ 7.26     $ 7.00
                                                         -------      ------     ------
Investment Operations
  Net investment income.................................    0.93/5/     1.09       0.28
  Net realized and unrealized gain (loss) on investments   (1.58)/5/   (1.01)      0.26
                                                         -------      ------     ------
Total from Investment Operations........................   (0.65)       0.08       0.54
                                                         -------      ------     ------
Distributions
  From net investment income............................   (1.05)      (1.10)     (0.28)
  From net realized gains...............................      --       (0.04)        --
  From tax return of capital............................   (0.51)         --         --
                                                         -------      ------     ------
Total Distributions.....................................   (1.56)      (1.14)     (0.28)
                                                         -------      ------     ------
Net Asset Value, End of Period.......................... $  3.99      $ 6.20     $ 7.26
                                                         =======      ======     ======
Total Return............................................  (10.30)%      1.53%      7.88%2
Ratios/Supplemental Data
  Ratios to Average Net Assets
  Net Expenses..........................................    0.83%       0.78%      0.80%3
  Gross Expenses4.......................................    1.10%       1.10%      1.22%3
  Net Investment Income.................................   19.14%      17.81%      9.63%3
  Portfolio Turnover Rate...............................     153%        311%       169%3
Net Assets at End of Period (in millions)............... $ 37.25      $48.24     $17.86

--------
(1)Commenced operations on October 31, 2000.
(2)Not annualized.
(3)Annualized.
(4)Expense ratios before waiver of fees and reimbursement of expenses, if any, by the investment adviser and administrators.
(5)For comparative purposes per share amounts are based on average shares outstanding.

Excelsior Funds Trust

Investment Adviser
United States Trust Company of New York
114 W. 47th Street
New York, New York 10036

U.S. Trust Company, N.A.
225 High Ridge Road
Stamford, Connecticut 06905

Distributor
Edgewood Services, Inc.
5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-5829

More information about each Fund is available without charge through the following:

Statement of Additional Information (SAI)
The SAI dated July 29, 2003 include detailed information about Excelsior Funds Trust. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports
These reports contain additional information about the Funds' investments. The Annual Report also lists each Fund's holdings and discusses the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:
By Telephone: Call (800) 881-9358 (from overseas, call (617) 483-7297)

By Mail: Excelsior Funds Trust, P.O. Box 8529, Boston, MA 02266-8529 (or, if by overnight or certified mail, 66 Brooks Drive, Braintree, MA 02184)

By Internet: http://www.excelsiorfunds.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Excelsior Funds Trust, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

Excelsior Funds Trust's Investment Company Act registration number is 811-8490.

PROINST0703
38310

                              EXCELSIOR FUNDS TRUST

                                   Equity Fund
                               Mid Cap Value Fund
                               Optimum Growth Fund
                            International Equity Fund
                                   Income Fund
                             Total Return Bond Fund
                                 High Yield Fund

                       STATEMENT OF ADDITIONAL INFORMATION




                                  July 29, 2003

            This Statement of Additional Information pertains to the Shares ("Retail Shares") and Institutional Shares (together with Retail Shares, "Shares"), as applicable, of the Equity, Mid Cap Value, Optimum Growth, International Equity, Income, Total Return Bond and High Yield Funds (each, a "Fund" and collectively, the "Funds") of Excelsior Funds Trust. This Statement of Additional Information is not a prospectus but should be read in conjunction with the current prospectuses for the Funds dated July 29, 2003 (the "Prospectuses"). Copies of the Prospectuses may be obtained by writing Excelsior Funds Trust c/o SEI Investments Global Funds Services ("SEI"), One Freedom Valley Drive, Oaks, Pennsylvania 19456 or by calling (800) 446-1012 (Retail Shares) or (800) 881-9358 (Institutional Shares). Capitalized terms not otherwise defined have the same meaning as in the Prospectuses.

            The audited financial statements and related reports of Ernst & Young LLP, independent auditors, contained in the annual reports to the Funds' shareholders for the fiscal year ended March 31, 2003 are incorporated herein by reference in the section entitled "Financial Statements." No other parts of the annual reports are incorporated herein by reference. Copies of the annual reports may be obtained upon request and without charge by calling (800) 446-1012 (Retail Shares) or (800) 881-9358 (Institutional Shares).

                             TABLE OF CONTENTS

                                                                           Page

CLASSIFICATION AND HISTORY ...............................................   1
INVESTMENT OBJECTIVES, STRATEGIES AND RISKS ..............................   1

      Additional Investment Policies .....................................   1
      Additional Information on Portfolio Instruments ....................   4

INVESTMENT LIMITATIONS ...................................................  27
PORTFOLIO TRANSACTIONS ...................................................  30
PERFORMANCE INFORMATION ..................................................  33
PORTFOLIO VALUATION AND DETERMINATION OF NET ASSET VALUE .................  40
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION ...........................  42

      Purchase of Shares .................................................  42
      Redemption Procedures ..............................................  43
      Other Redemption Information .......................................  44

INVESTOR PROGRAMS ........................................................  45

      Systematic Withdrawal Plan .........................................  45
      Exchange Privilege .................................................  46
      Retirement Plans ...................................................  46
      Additional Information .............................................  47

RULE 12B-1 DISTRIBUTION PLAN .............................................  47
MANAGEMENT OF THE FUNDS ..................................................  48

      Trustees and Officers ..............................................  48
      Investment Advisory Services .......................................  54

      Administrators .....................................................  57
      Shareholder Organizations ..........................................  59

      Expenses ...........................................................  60
      Transfer Agent and Custodian .......................................  60

INDEPENDENT AUDITORS .....................................................  61

COUNSEL ..................................................................  61
TAXATION .................................................................  61

DESCRIPTION OF THE TRUST .................................................  63
PROXY VOTING PROCEDURES ..................................................  65
CODE OF ETHICS ...........................................................  65
MISCELLANEOUS ............................................................  65

FINANCIAL STATEMENTS .....................................................  66

APPENDIX A ...............................................................  A-1
APPENDIX B ...............................................................  B-1
APPENDIX C ...............................................................  C-1
APPENDIX D ...............................................................  D-1

                           CLASSIFICATION AND HISTORY

            Excelsior Funds Trust (the "Trust") is an open-end, management investment company. Each Fund is a separate series of the Trust and is classified as diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust was organized as a business trust under the laws of the State of Delaware on April 27, 1994. On July 10, 2001, the Trust changed its name from "Excelsior Institutional Trust" to "Excelsior Funds Trust." Prior to March 15, 1999, the Equity Fund, Mid Cap Value Fund, Optimum Growth Fund, Income Fund, Total Return Bond Fund and International Equity Fund were known as the Institutional Equity Fund, Institutional Value Equity Fund, Institutional Optimum Growth Fund, Institutional Income Fund, Institutional Total Return Bond Fund and Institutional International Equity Fund, respectively. Prior to July 13, 2001, the Mid Cap Value Fund was known as the Value Equity Fund.

                   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

            The following information supplements the description of the investment objectives, strategies and risks of the Funds as set forth in the Prospectuses. The investment objective of each Fund may be changed without shareholder approval. Except as expressly noted below, each Fund's investment policies also may be changed without shareholder approval.

            When, in the opinion of the Adviser, a defensive investment posture is warranted, each of these Funds may invest temporarily and without limitation in high quality, short-term money market instruments.

Additional Investment Policies

Equity, Mid Cap Value and Optimum Growth Funds

            Under normal market and economic conditions, the Optimum Growth Fund will invest at least 65% of its total assets in common stock, preferred stock and securities convertible into common stock. Under normal circumstances, the Equity Fund will invest at least 80% of its net assets in common stock, preferred stock and securities convertible into common stock. Under normal circumstances, the Mid Cap Value Fund will invest at least 80% of its net assets in the common stock, preferred stock and securities convertible into common stock of medium-size companies. Normally, not more than 20% (35% with respect to the Optimum Growth Fund) of each Fund's total assets may be invested in other securities and instruments including, e.g., investment-grade debt securities, warrants, options, and futures instruments as described in more detail below. The Funds may hold cash or invest without limitation in U.S. government securities, high quality money market instruments and repurchase agreements collateralized by the foregoing obligations, if deemed appropriate by the Adviser for temporary defensive purposes.

            Portfolio holdings will include equity securities of companies having capitalizations of varying amounts, and the Funds may invest in the securities of high growth, small companies when the Adviser expects earnings and the price of the securities to grow at an above-average rate. The equity securities of small companies have historically been characterized by greater volatility of returns, greater total returns and lower dividend yields than equity securities of large companies. As a result, there may be a greater fluctuation in the value of a Fund's shares, and a Fund may be required, in order to satisfy redemption requests or for other reasons, to sell these securities at a discount from market prices, to sell during periods when such disposition is not desirable, or to make many small sales over a period of time.

            The Equity, Mid Cap Value and Optimum Growth Funds may invest directly or indirectly in the securities of foreign issuers. The Funds currently do not expect to invest more than 30% of their respective total assets at the time of purchase in such securities.

Income, Total Return Bond and High Yield Funds

            The Income, Total Return Bond and High Yield Funds may invest in the following types of securities: corporate debt obligations such as bonds, debentures, notes and commercial paper; convertible and non-convertible corporate debt obligations; custodial receipts; mortgage and other asset-backed securities; preferred stocks; and obligations issued or guaranteed by the U.S. government and its agencies or instrumentalities. The Funds are also permitted to enter into repurchase agreements, and may from time to time invest in debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions, the interest of which is, in the opinion of bond counsel to the issuer, exempt from federal income tax ("Municipal Obligations"). The Adviser will consider investments in Municipal Obligations for the Funds when the Adviser believes that the total return on such securities is attractive relative to that of taxable securities

            Under normal market conditions, at least 65% of the Income Fund's total assets will be invested in investment-grade bonds that are rated within the three highest ratings of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Services ("S&P") (or are unrated obligations considered to be of comparable credit quality by the Adviser). Under normal circumstances, at least 80% of the Total Return Bond Fund's net assets will be invested in investment-grade bonds that are rated within the three highest ratings of Moody's or S&P. "Investment-grade bonds" are bonds and other debt instruments that are rated within the four highest ratings of Moody's or S&P (or are unrated obligations considered to be of investment grade by the Adviser) and U.S. government obligations and money market instruments of the types described below. The High Yield will invest at least 80% of its net assets in high yield, fixed-income securities rated at the time of investment below investment-grade by Moody's or S&P under normal circumstances. In addition, the Income Fund may invest up to 35% of its total assets, and the Total Return Bond Fund may invest up to 5% of its total assets, in bonds rated below investment grade. "Non-investment grade securities" are securities that are rated below the four highest ratings of Moody's or S&P (or are unrated obligations considered to be of comparable quality by the Adviser). Non-investment grade securities have different risks than investments in securities that are rated investment grade. Risk of loss upon default by the borrower is significantly greater because lower-rated securities are generally unsecured and are often subordinated to other creditors of the issuer, and because the issuers frequently have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recessions, individual corporate developments and increasing interest rates, than are investment grade issuers. As a result, the market price of such securities, and the net asset value of a Fund's shares, may be particularly volatile. Additional risks associated with lower-rated fixed-income securities are (a) the relative youth and growth of the market for such securities, (b) the sensitivity of such securities to interest rate and economic changes, (c) the lower degree of protection of principal and interest payments,
(d) the relatively low trading market liquidity for such securities, (e) the impact that legislation may have on the high yield securities market (and, in turn, on the Fund's net asset value and investment practices), (f) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates whereby the Fund may be required to reinvest premature redemption proceeds in lower yielding portfolio securities, and (g) the creditworthiness of the issuers of such securities. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated bonds generally and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. If the issuer of a lower-rated debt obligation held by the Fund defaulted, the Fund could incur additional expenses to seek recovery. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Finally, the Fund's trading in fixed-income securities to achieve capital appreciation entails risks that capital losses rather than gains will result.

            The Income and Total Return Bond Funds may invest up to 25% and 20%, respectively, of their total assets in (a) preferred stocks and (b) U.S. dollar-denominated debt obligations of (i) foreign issuers, including foreign corporations and foreign governments, and (ii) U.S. companies issued outside the United States. The Funds will not invest in common stocks, and any common stocks received through conversion of convertible debt obligations will be sold in an orderly manner as soon as possible.

            The High Yield Fund may invest up to 25% of its total assets in obligations of foreign issuers (including emerging countries), including obligations of foreign corporations, banks and governments.

International Equity Fund

            Under normal market and economic conditions, the International Equity Fund will invest at least 80% of its net assets in foreign equity securities. Foreign equity securities may include common stock, preferred stock, securities convertible into common or preferred stock and warrants issued by companies domiciled outside of the United States and shares of U.S. registered investment companies that invest primarily in foreign securities. While there are no prescribed limits on geographic distributions, the Fund normally will hold securities of issuers collectively having their principal place of business in no fewer than three foreign countries. For cash management purposes, the Fund may invest up to 20% of its assets on a continuous basis in cash or short-term instruments such as commercial paper, bank obligations, U.S. government and agency securities maturing within one year, notes and other investment-grade debt securities of various maturities, and repurchase agreements collateralized by these securities. Under unusual economic and market conditions, the Fund may restrict the securities markets in which its assets are invested and may invest without limitation in any combination of high quality domestic or foreign money market instruments.

            Convertible debt securities purchased by the Fund will be rated investment grade by Moody's or S&P if such a rating is available. To be deemed investment grade, debt securities must carry a rating of at least "Baa" from Moody's or "BBB" from S&P. If unrated, as is the case with most foreign securities, convertible debt securities purchased by the Fund will be deemed to be comparable in quality to securities rated investment grade by the Adviser under the supervision of the Board of Trustees of the Trust. With respect to securities rated "Baa" by Moody's or "BBB" by S&P (the lowest of the top four investment rankings), or deemed to be comparable in quality to such securities, interest and principal payments are regarded as adequate for the present; however, these securities may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make interest and principal payments than is the case with higher grade bonds. The Fund will sell in an orderly fashion as soon as possible any debt securities it holds if they are downgraded below "Baa" by Moody's or "BBB" by S&P. The Fund may purchase securities both on recognized stock exchanges and in over-the-counter markets. Most of the Fund's portfolio transactions will be effected in the primary trading market for the given security.

            The countries in which the Fund may invest include but are not limited to: Japan, France, the United Kingdom, Germany, Italy, the Netherlands, Switzerland, Singapore, Australia, Canada, Sweden, Ireland, Hong Kong, Thailand, Spain, Portugal, Israel, Chile, Argentina and Hungary.

Additional Information on Portfolio Instruments

      Asset-Backed Securities

            If permitted by its investment objectives and policies, a Fund may invest in asset-backed securities including, but not limited to, interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables, equipment leases, manufactured housing (mobile home) leases, or home equity loans. These securities may be in the form of pass-through instruments or asset-backed bonds. The securities are issued by non-governmental entities and carry no direct or indirect government guarantee.

            The credit characteristics of asset-backed securities differ in a number of respects from those of traditional debt securities. The credit quality of most asset-backed securities depends primarily upon the credit quality of the assets underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement to such securities.

            Credit card receivables are generally unsecured and debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by motor vehicle installment purchase obligations permit the servicer of such receivable to retain possession of the underlying obligations. If the servicer sells these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Further, if a vehicle is registered in one state and is then re-registered because the owner and obligor moves to another state, such re-registration could defeat the original security interest in the vehicle in certain cases. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

      Borrowing and Reverse Repurchase Agreements

            Each Fund may borrow funds, in an amount up to one-third of the value of its total assets, for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage. Each Fund may also agree to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). The Securities and Exchange Commission (the "SEC") views reverse repurchase agreements as a form of borrowing. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities.

      Common and Preferred Stock, Warrants and Rights

            The High Yield Fund may invest in common and preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer's board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

            Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

            The High Yield and Total Return Bond Funds may hold equity securities as a result of defaulted securities.

      Derivative Contracts and Securities

            The term "derivative" has traditionally been applied to certain contracts (including futures, forward, option and swap contracts) that derive their value from changes in the value of an underlying security, currency, commodity or index. Certain types of securities that incorporate the performance characteristics of these contracts are also referred to as

"derivatives." The term has also been applied to securities derived from the cash flows from underlying securities, mortgages or other obligations.

            Derivative contracts and securities can be used to reduce or increase the volatility of a Fund's total performance. To the extent that a Fund invests in securities that could be characterized as derivatives, such as mortgage pass-throughs and collateralized mortgage obligations, it will only do so in a manner consistent with its investment objective, policies and limitations.

      Foreign Securities

            Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. In addition, the securities of issuers resident in emerging markets are subject to a greater risk of default than securities of issuers in non-emerging countries or U.S. companies or the U.S. government. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, brokerage or other taxation, limitation on the removal of funds or other assets of a Fund, political or financial instability or diplomatic and other developments which would affect such investments. Further, economies of particular countries or areas of the world may differ from the economy of the United States.

            It is anticipated that in most cases the best available market for foreign securities would be on exchanges or in over-the-counter markets located outside the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable United States companies. Foreign security trading practices, including those involving securities settlement where a Fund's assets may be released prior to receipt of payment, may expose a Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. In general, there is less overall governmental supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States.

            The costs attributable to investing abroad are usually higher than those attributable to investing in domestic securities for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions in foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

            Each Fund may invest in foreign securities that impose restrictions on transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

            Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes. To the extent that such taxes are not offset by credits or deductions allowed to investors under the federal income tax laws, they may reduce the net return to investors.

            Each of the Equity, Mid Cap Value, Optimum Growth and International Equity Funds may invest indirectly in the securities of foreign issuers through sponsored and unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and other similar instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.

            The International Equity Fund may also invest indirectly in foreign securities through share entitlement certificates. Share entitlement certificates are transferable securities similar to depository receipts which are structured like global debt issues to facilitate trading on an international basis. The holder of a share entitlement certificate holds a fully collateralized obligation of the issuer the value of which is linked directly to that of the underlying foreign security.

            Investments in foreign securities denominated in foreign currencies involve additional risks, including: (i) the Funds may incur substantial costs in connections with the conversions between various currencies; and (ii) only a limited market currently exists for hedging transactions relating to currencies in emerging markets.

      Forward Foreign Currency Exchange Contracts

            In accordance with their respective investment objectives and policies, the Funds may buy and sell securities (and receive interest, dividends and sale proceeds) in currencies other than the U.S. dollar. Therefore, the Funds may from time to time enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or use forward contracts to purchase or sell foreign currencies. The cost of a Fund's spot currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold.

            A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. A Fund maintains with its custodian a segregated account of liquid assets in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

            Each Fund may enter into forward foreign currency exchange contracts for hedging purposes in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Adviser's long-term investment decisions, the Funds will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the Adviser believes that it is important to have the flexibility to enter into foreign currency hedging transactions when it determines that the transactions would be in a Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

            At or before the maturity of a forward foreign currency exchange contract when a Fund has agreed to deliver a foreign currency, the Fund may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a currency, and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent of the price of the currency it has agreed to sell is less than the price of the currency it has agreed to purchase in the offsetting contract.

            While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event, a Fund's ability to utilize forward contracts may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts. The use of foreign currency forward contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Fund's foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

            The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency-denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit a Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

            Foreign currency exchange transactions in emerging markets are subject to a greater risk of default than transactions in non-emerging countries or U.S. companies or the U.S. Government.

      Futures Contracts and Related Options

            Each Fund may invest in futures contracts and options thereon. They may enter into interest rate futures contracts and other types of financial futures contracts, including foreign currency futures contracts, as well as any index or foreign market futures which are available on recognized exchanges or in other established financial markets. A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency for an amount fixed in U.S. dollars. Foreign currency futures, which operate in a manner similar to interest rate futures contracts, may be used by the Funds to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

            Futures contracts will not be entered into for speculative purposes, but to hedge risks associated with a Fund's securities investments. The Funds will engage in futures transactions only to the extent permitted by the Commodity Futures Trading Commission ("CFTC") and the SEC. When investing in futures contracts, the Funds must satisfy certain asset segregation requirements to ensure that the use of futures is unleveraged. When a Fund takes a long position in a futures contract, it must maintain a segregated account containing liquid assets equal to the purchase price of the contract, less any margin or deposit. When a Fund takes a short position in a futures contract, the Fund must maintain a segregated account containing liquid assets in an amount equal to the market value of the securities underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when a Fund "covers" an options or futures position generally by entering into an offsetting position. Each Fund will limit its hedging transactions in futures contracts and related options so that, immediately after any such transaction, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract (or futures option) is traded, plus any premiums paid by the Fund on its open futures options positions, does not exceed 5% of the Fund's total assets, after taking into account any unrealized profits and unrealized losses on the Fund's open contracts (and excluding the amount that a futures option is "in-the-money" at the time of purchase). An option to buy a futures contract is "in-the-money" if the then-current purchase price of the underlying futures contract exceeds the exercise or strike price; an option to sell a futures contract is "in-the-money" if the exercise or strike price exceeds the then-current purchase price of the contract that is the subject of the option. In addition, the use of futures contracts is further restricted to the extent that no more than 10% of a Fund's total assets may be hedged.

            Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge.

            Transactions in futures as a hedging device may subject a Fund to a number of risks. Successful use of futures by a Fund is subject to the ability of the Adviser to correctly predict movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. There may be an imperfect correlation, or no correlation at all, between movements in the price of the futures contracts (or options) and movements in the price of the instruments being hedged. In addition, investments in futures may subject a Fund to losses due to unanticipated market movements which are potentially unlimited. Further, there is no assurance that a liquid market will exist for any particular futures contract (or option) at any particular time. Consequently, a Fund may realize a loss on a futures transaction that is not offset by a favorable movement in the price of securities which it holds or intends to purchase or may be unable to close a futures position in the event of adverse price movements. In addition, in some situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market.

            As noted above, the risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

            Utilization of futures transactions involves the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom such Fund has an open position in a futures contract or related option.

            Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

            The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

            See Appendix B for further discussion of futures contracts and options.

      Gold Bullion

            The International Equity Fund may invest up to 5% of its total assets in gold bullion by purchasing gold bars primarily of standard weight (approximately 400 troy ounces) at the best available prices in the New York bullion market. However, the Adviser will have discretion to purchase or sell gold bullion in other markets, including foreign markets, if better prices can be obtained. Gold bullion is valued by the Fund at the mean between the closing bid and asked prices in the New York bullion market as of the close of the New York Stock Exchange each business day. When there is no readily available market quotation for gold bullion, the bullion will be valued by such method as determined by the Trust's Board of Trustees to best reflect its fair value. For purpose of determining net asset value, gold held by the Fund will be valued in U.S. dollars. Investments in gold will not produce dividends or interest income, and the Fund can look only to price appreciation for a return on such investments.

      Guaranteed Investment Contracts

            Except for the High Yield Fund, each Fund may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the fund guaranteed interest. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. Because a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment and, together with other instruments in a Fund which are deemed illiquid, will not exceed 15% of the Fund's net assets. The term of a GIC will be 13 months or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the guaranteed interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand. Currently, each Fund, other than the High Yield Fund, intends to invest 5% or less of its respective net assets in GICs during the current year.

      Illiquid Securities

            Each Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market.

            Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them which, if possible at all, would result in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

            In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

            Each Fund may not invest in additional illiquid securities if, as a result, more than 15% of the market value of its net assets would be invested in illiquid securities. Each Fund may also purchase Rule 144A securities sold to institutional investors without registration under the

1933 Act. Rule 144A allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.

            Rule 144A securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Trustees of the Trust. The Trustees will monitor the implementation of these guidelines on a periodic basis. Because Rule 144A is relatively new, it is not possible to predict how markets in Rule 144A securities will develop. If trading in Rule 144A securities were to decline, these securities could become illiquid after being purchased, increasing the level of illiquidity of a Fund. As a result, a Fund holding these securities might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value.

            The Adviser will monitor the liquidity of Rule 144A securities for each Fund under the supervision of the Trust's Board of Trustees. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers and other potential purchasers wishing to purchase or sell the security; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

      Investment Company Securities

            Each Fund may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method (i.e., money market funds). In addition to the advisory fees and other expenses a Fund bears directly in connection with its own operations, as a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses. As such, the Fund's shareholders would indirectly bear the expenses of the Fund and the other investment company, some or all of which would be duplicative. Such securities will be acquired by each Fund within the limits prescribed by the 1940 Act, which include, subject to certain exceptions, a prohibition against a Fund investing more than 10% of the value of its total assets in such securities.

            The Funds may also invest in SPDRs. SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange ("AMEX")). There is a 5% limit based on total assets on investments by any one Fund in SPDRs. The UIT will issue SPDRs in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the Standard & Poor's 500 Composite Stock Price Index (the "S&P Index"), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit.

            SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, the Fund must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Fund will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

            The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Funds could result in losses on SPDRs.

            Each Fund may also purchase iShares MSCI Index Funds issued by iShares, Inc.(SM) ("iShares(SM)") and similar securities of other issuers. iShares(SM) are shares of an investment company that invests substantially all of its assets in securities included in the Morgan Stanley Capital International indices for specific countries. Because the expense associated with an investment in iShares(SM) can be substantially lower than the expense of small investments directly in the securities comprising the indices it seeks to track, the Adviser believes that investments in iShares(SM) of countries that are included in the EAFE Index can provide a cost-effective means of diversifying the Fund's assets across a broader range of equity securities.

            iShares(SM) are listed on the AMEX, and were initially offered to the public in 1996. The market prices of iShares(SM) are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and supply and demand of iShares(SM) on the AMEX. To date, iShares(SM) have traded at relatively modest discounts and premiums to their net asset values. However, iShares(SM) have a limited operating history, and information is lacking regarding the actual performance and trading liquidity of iShares(SM) for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares(SM) will continue to be met or will remain unchanged.

            In the event substantial market or other disruptions affecting iShares(SM) should occur in the future, the liquidity and value of the Fund's shares could also be substantially and adversely affected, and the Fund's ability to provide investment results approximating the performance of securities in the EAFE could be impaired. If such disruptions were to occur, the Fund could be required to reconsider the use of iShares(SM) or other "country funds" as part of its investment strategy.

      Mortgage Pass-Throughs and Collateralized Mortgage Obligations

            The Income, Total Return Bond and High Yield Funds may purchase mortgage and mortgage-related securities such as pass-throughs and collateralized mortgage obligations that meet each Fund's selection criteria and are investment grade or of comparable quality (collectively, "Mortgage Securities"). Mortgage pass-throughs are securities that pass through to investors an undivided interest in a pool of underlying mortgages. These are issued or guaranteed by U.S. government agencies such as the Government National Mortgage

Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"). Other mortgage pass-throughs consist of whole loans originated and issued by private limited purpose corporations or conduits. Collateralized mortgage obligation bonds are obligations of special purpose corporations that are collateralized or supported by mortgages or mortgage securities such as pass-throughs.

            Mortgage Securities may be subject to a greater degree of market volatility as a result of unanticipated prepayments of principal. During periods of declining interest rates, the principal invested in mortgage-backed securities with high interest rates may be repaid earlier than scheduled, and the Funds will be forced to reinvest the unanticipated payments at generally lower interest rates. When interest rates fall and principal prepayments are reinvested at lower interest rates, the income that the Funds derive from mortgage-backed securities is reduced. In addition, like other fixed income securities, Mortgage Securities generally decline in price when interest rates rise.

      Municipal Obligations

            The Income, Total Return Bond and High Yield Funds may, when deemed appropriate by the Adviser in light of the Funds' investment objectives, invest in Municipal Obligations. Although yields on Municipal Obligations can generally be expected under normal market conditions to be lower than yields on corporate and U.S. government obligations, from time to time municipal securities have outperformed, on a total return basis, comparable corporate and federal debt obligations as a result of prevailing economic, regulatory or other circumstances. Dividends paid by the Income, Total Return Bond and High Yield Funds that are derived from interest on municipal securities would be taxable to the Funds' shareholders for federal income tax purposes.

            Municipal Obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term "Municipal Obligations" only if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax.

            The two principal classifications of Municipal Obligations which may be held by each Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as user fees of the facility being financed.

            Each Fund's portfolios may also include "moral obligation" securities, which are usually issued by public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund - the restoration of which is a moral commitment, but not a legal obligation of the state or municipality which created the issuer. There is no limitation on the amount of moral obligation securities that may be held by each Fund.

            There are, of course, variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general market conditions, the financial condition of the issuer, conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of nationally recognized statistical rating organizations ("NRSROs") such as Moody's and S&P described in Appendix A hereto represent their opinion as to the quality of Municipal Obligations. It should be emphasized that these ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate, and rating may have different yields while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Obligations may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by that Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the obligation.

            The payment of principal and interest on most Municipal Obligations purchased by the Funds will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities, and each multistate agency of which a state is a member, is a separate "issuer" as that term is used in this Statement of Additional Information. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its Municipal Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Obligations may be materially adversely affected by litigation or other conditions.

            Private activity bonds are issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. Private activity bonds held by the Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities. Consequently, the credit quality of these obligations is usually directly related to the credit standing of the corporate user of the facility involved.

            Among other instruments, the Funds may purchase short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Funds may invest in long-term tax-exempt instruments, such as municipal bonds and private activity bonds, to the extent consistent with the maturity restrictions applicable to it.

            Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the Adviser will review the proceedings relating to the issuance of Municipal Obligations or the bases for such opinions.

      Options

            Each Fund may purchase put and call options listed on a national securities exchange and issued by the Options Clearing Corporation. Such purchases would be in an amount not exceeding 5% of each such Fund's net assets. Such options may relate to particular securities or to various stock and bond indices. Purchase of options is a highly specialized activity which entails greater than ordinary investment risks, including a substantial risk of a complete loss of the amounts paid as premiums to the writer of the options. Regardless of how much the market price of the underlying security increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities. A listed call option gives the purchaser of the option the right to buy from a clearing corporation, and the writer has the obligation to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Put and call options purchased by the Funds will be valued at the last sale price or, in the absence of such a price, at the mean between bid and asked prices.

            Each Fund may engage in writing covered call options (options on securities owned by the particular Fund) and enter into closing purchase transactions with respect to such options. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. The aggregate value of the securities subject to options written by each Fund may not exceed 25% of the value of its net assets. By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit, and it will not be able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series.

            When a Fund writes a covered call option, it may terminate its obligation to sell the underlying security prior to the expiration date of the option by executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new call option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the writer will have incurred a loss on the transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period. A Fund will write an option on a particular security only if the Adviser believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Fund to make a closing purchase transaction in order to close out its position.

            When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by that Fund is included in the liability section of that Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date, or if the Fund involved enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund involved may deliver the underlying security from its portfolio or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund involved will realize a gain or loss. Premiums from expired call options written by the Funds and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses. The use of covered call options is not a primary investment technique of the Funds and such options will normally be written on underlying securities as to which the Adviser does not anticipate significant short-term capital appreciation.

      Options on Futures Contracts

            Each Fund may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

            Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the instruments being hedged, an option may or may not be less risky than ownership of the futures contract or such instruments. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). Although permitted by their fundamental investment policies, the Funds do not currently intend to write futures options, and will not do so in the future absent any necessary regulatory approvals.

      Participation Interests

            Except for the High Yield Fund, each Fund may purchase from financial institutions participation interests in securities in which such Fund may invest. A participation interest gives a Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. government securities, or, in the case of unrated participation interests, the Adviser must have determined that the instrument is of comparable quality to those instruments in which the Fund may invest. For certain participation interests, a Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the security, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio. Each Fund, other than the High Yield Fund, will not invest more than 15% of its net assets in participation interests that do not have this demand feature, and in other securities that are deemed illiquid. Currently, no Fund intends to invest more than 5% of its net assets in participation interests during the current year. See "Investment Restrictions" below.

      Portfolio Turnover Rate

            Each Fund may sell a portfolio investment immediately after its acquisition if the Adviser believes that such a disposition is consistent with the investment objective of the particular Fund. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A high rate of portfolio turnover may involve correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by a Fund and ultimately by its shareholders. High portfolio turnover may result in the realization of substantial net capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Taxation" below.


      Rating Services

            Ratings represent the opinions of rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Adviser also makes its own evaluations of these securities, subject to review by the Board of Trustees of the Trust. After purchase by a Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event would require a Fund to dispose of the obligation, but the Adviser will consider such an event in its determination of whether the Fund should continue to hold the obligation. A description of the ratings used herein is set forth in the Appendix to this Statement of Additional Information.

      Repurchase Agreements

            Each Fund may agree to purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). The Funds will enter into repurchase agreements only with financial institutions that are deemed to be creditworthy by the Adviser. The Funds will not enter into repurchase agreements with the Adviser or any of its affiliates. Repurchase agreements with remaining maturities in excess of seven days will be considered illiquid securities and will be subject to the limitations described above under "Illiquid Securities." The repurchase price under a repurchase agreement generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement).

            Securities subject to repurchase agreements are held by the Funds' custodian (or sub-custodian) or in the Federal Reserve/Treasury book-entry system. The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Fund at not less than the repurchase price. Default or bankruptcy of the seller would, however, expose a Fund to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement. Repurchase agreements are considered loans by a Fund under the 1940 Act.

      Securities Lending

            To increase return on its portfolio securities, each Fund may lend its portfolio securities to broker/dealers pursuant to agreements requiring the loans to be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank, or any combination thereof. Such loans will not be made if, as a result, the aggregate of all outstanding loans of a Fund exceeds 30% of the value of its total assets. When a Fund lends its securities, it continues to receive interest or dividends on the securities lent and may simultaneously earn interest on the investment of the cash loan collateral, which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to lent securities pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

            There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in the Adviser's judgment, the income to be earned from the loan justifies the attendant risks.

      Short Sales "Against the Box"

            In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. A Fund may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box."

            In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Fund engages in a short sale, the collateral for the short position will be maintained by its custodian or qualified sub-custodian. While the short sale is open, a Fund maintains in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Fund's long position.

            A Fund will not engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security (or a security convertible or exchangeable for such security), or when a Fund wants to sell the security at an attractive current price, but also wishes to defer recognition of gain or loss for federal income tax purposes or for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced depends upon the amount of the security sold short relative to the amount a Fund owns. There are certain additional transaction costs associated with short sales against the box, but a Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

            As a non-fundamental operating policy, not more than 40% of a Fund's total assets would be involved in short sales against the box.

      Short-Term Instruments

            Each Fund may invest in short-term income securities in accordance with its investment objective and policies. The Funds may also make money market investments pending other investments or settlement, or to maintain liquidity to satisfy redemption requests. In adverse market conditions and for temporary defensive purposes only, each Fund may temporarily invest its assets without limitation in short-term investments. Short-term investments include: obligations of the U.S. government and its agencies or instrumentalities; commercial paper, variable amount master demand notes and other debt securities, including high quality U.S. dollar-denominated short-term bonds and notes issued by domestic and foreign corporations; variable and floating rate securities; bank obligations; repurchase agreements collateralized by these securities; and shares of other investment companies that primarily invest in any of the above-referenced securities.

            The Funds may invest in commercial paper issued by major corporations in reliance on the exemption from registration afforded by Section 3(a)(3) of the 1933 Act. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under an agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts. Each Fund may purchase three types of commercial paper, as classified by exemption from registration under the 1933 Act. The three types include open market, privately placed and letter of credit commercial paper. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers or directly through the issuers. Individual investor participation in the commercial paper market is very limited. "Open market" commercial paper refers to the commercial paper of any industrial, commercial, or financial institution which is openly traded, including directly issued paper. "Open market" paper's 1933 Act exemption is under Section 3(a)(3) which limits the use of proceeds to current transactions, limits maturities to 270 days and requires that the paper contain no provision for automatic rollovers. "Privately placed" commercial paper relies on the exemption from registration provided by Section 4(2) of the 1933 Act, which exempts transactions by an issuer not involving any public offering. The commercial paper may only be offered to a limited number of accredited investors. "Privately placed" commercial paper has no maturity restriction and may be considered illiquid. See "Illiquid Securities" below. "Letter of credit" commercial paper is exempt from registration under Section 3(a)(2) of the 1933 Act. It is backed by an irrevocable or unconditional commitment by a bank to provide funds for repayment of the notes. Unlike "open market" and "privately placed" commercial paper, "letter of credit" paper has no limitations on purchases.

            Each Fund may invest in U.S. dollar-denominated certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks and domestic or foreign branches or subsidiaries of foreign banks. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Such instruments include Yankee Certificates of Deposit ("Yankee CDs"), which are certificates of deposit denominated in U.S. dollars and issued in the United States by the domestic branch of a foreign bank. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Funds are not insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. government. A Fund will not invest more than 15% of the value of its net assets in time deposits maturing in longer than seven days and other instruments which are deemed illiquid or not readily marketable. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

            Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower, and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

            Obligations of foreign branches and subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as certificates of deposit and time deposits, may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

            Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

            In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

            The Funds will limit their short-term investments to those U.S. dollar-denominated instruments which are determined by or on behalf of the Board of Trustees of the Trust to present minimal credit risks and which are of "high quality" as determined by an

NRSRO (e.g., rated P-1 by Moody's or A-1 by S&P) or, in the case of instruments which are not rated, are deemed to be of comparable quality by the Adviser under the supervision of the Board of Trustees of the Trust. The Funds may invest in obligations of banks which at the date of investment have capital, surplus and undivided profits (as of the date of their most recently published financial statements) in excess of $100 million. Investments in high quality short-term instruments may, in many circumstances, result in a lower yield than would be available from investments in instruments with a lower quality or longer term.

      Stand-By Commitments

            The Income, Total Return Bond and High Yield Funds may acquire "stand-by commitments" with respect to Municipal Obligations held by them. Under a stand-by commitment, a dealer or bank agrees to purchase from a Fund, at the Fund's option, specified Municipal Obligations at a specified price. The amount payable to a Fund upon its exercise of a stand-by commitment is normally (i) the Fund's acquisition cost of the Municipal Obligations (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. Stand-by commitments are exercisable by a Fund at any time before the maturity of the underlying Municipal Obligations, and may be sold, transferred or assigned by the Fund only with the underlying instruments.

            The Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Funds may pay for a stand-by commitment either separately in cash or by paying a higher price for securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). Where a Fund has paid any consideration directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

            The Funds intend to enter into stand-by commitments only with banks and broker/dealers which, in the Adviser's opinion, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, the Adviser will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. Stand-by commitments acquired by a Fund will be valued at zero in determining the Fund's net asset value.

      Unsecured Promissory Notes

            Each Fund may also purchase unsecured promissory notes ("Notes") which are not readily marketable and have not been registered under the 1933 Act, provided such investments are consistent with such Fund's investment objectives and policies. Each Fund will invest no more than 15% of its net assets in such Notes and in other securities that are not readily marketable (which securities would include floating and variable rate demand obligations as to which the Fund cannot exercise the demand feature described above and as to which there is no secondary market). Notes that are considered to be illiquid securities will be subject to the limitations or investments in illiquid securities discussed above. See "Investment Limitations" below. Currently, no Fund intends to invest any of its assets in unsecured promissory notes during the coming year.

      U.S. Government and Agency Securities

            Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others are supported only by the credit of the agency or instrumentality. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

      Variable Rate and Floating Rate Securities

            Each Fund may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations.

            The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are collateralized by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Fund may invest in obligations which are not so rated only if the Adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest.

The Adviser will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations held by the Funds. Each Fund will not invest more than 15% of the value of its net assets in floating or variable rate demand obligations as to which it cannot exercise the demand feature on not more than seven days' notice if there is no secondary market available for these obligations, and in other securities that are deemed illiquid. See "Investment Limitations" below.

      When-Issued and Forward Transactions

            Each Fund may purchase eligible securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place in the future, beyond the normal settlement date, at a stated price and yield. Securities purchased on a "forward commitment" or "when-issued" basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. When a Fund agrees to purchase securities on a "when-issued" or "forward commitment" basis, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment and, in such case, the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, its liquidity and ability to manage its portfolio might be affected in the event its forward commitments or commitments to purchase "when-issued" securities ever exceed 25% of the value of its assets.

            It is expected that "forward commitments" and "when-issued" purchases will not exceed 25% of the value of a Fund's total assets absent unusual market conditions, and that the length of such commitments will not exceed 45 days. The Funds do not intend to engage in "when-issued" purchases and "forward commitments" for speculative purposes, but only in furtherance of their investment objectives.

            A Fund will purchase securities on a "when-issued" or "forward commitment" basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a taxable capital gain or loss.

            When a Fund engages in "when-issued" or "forward commitment" transactions, it relies on the other party to consummate the trade. Failure of such other party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

            The market value of the securities underlying a "when-issued" purchase or a "forward commitment" to purchase securities and any subsequent fluctuations in their market value are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

      Zero Coupon Obligations

            A Fund may acquire zero coupon obligations when consistent with its investment objective and policies. Such obligations have greater price volatility than coupon obligations and will not result in payment of interest until maturity. Since interest income is accrued throughout the term of the zero coupon obligation but is not actually received until maturity, a Fund, which is required for tax purposes to distribute to its shareholders a certain percentage of its income, may have to sell other securities to distribute the income prior to maturity of the zero coupon obligation.

      Certain Other Obligations

            In order to allow for investments in new instruments that may be created in the future, a Fund may invest in obligations other than those listed herein, provided such investments are consistent with such Fund's investment objective, policies and restrictions.

                             INVESTMENT LIMITATIONS

            The investment limitations enumerated in paragraphs (1) through (6) are matters of fundamental policy. Fundamental investment limitations may be changed with respect to a Fund only by a vote of the holders of a majority of such Fund's outstanding shares. The investment limitations enumerated in paragraphs (7) through (15) are matters of operating policy. Investment limitations which are "operating policies" with respect to a Fund may be changed by the Trust's Board of Trustees without shareholder approval. As used herein, a "vote of the holders of a majority of the outstanding shares" of the Trust or a particular Fund means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Trust or such Fund, or (b) 67% or more of the shares of the Trust or such Fund present at a meeting if more than 50% of the outstanding shares of the Trust or such Fund are represented at the meeting in person or by proxy.

            As a matter of fundamental policy, each Fund may not:

            (1) borrow money or mortgage or hypothecate assets of the Fund, except that in an amount not to exceed 1/3 of the current value of the Fund's assets (including such borrowing) less liabilities (not including such borrowing), it may borrow money, enter into reverse repurchase agreements, and purchase when-issued securities, and except that it may pledge, mortgage or hypothecate its assets to secure such borrowings, reverse repurchase agreements, or when-issued securities, provided that collateral arrangements with respect to options and futures, including deposits of initial margin and variation margin, are not considered a pledge of assets for purposes of this restriction, and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute. The Equity, Income, Total Return Bond, High Yield and

International Equity Funds will not purchase securities while borrowings exceed 5% of their respective total assets;

            (2) underwrite securities issued by other persons except insofar as the Trust or a Fund may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

            (3) make loans to other persons except (a) through the lending of the Fund's portfolio securities and provided that any such loans not exceed 30% of the Fund's total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations, or (c) by purchasing debt securities of types distributed publicly or privately;

            (4) purchase or sell real estate (including limited partnership interests in partnerships substantially all of whose assets consist of real estate but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the Trust may hold and sell, for a Fund's portfolio, real estate acquired as a result of the Fund's ownership of securities);

            (5) invest 25% or more of its assets in any one industry (excluding U.S. government securities); or

            (6) issue any senior security (as that term is defined in the 1940
Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

            With respect to the Equity, Income, Total Return Bond, High Yield and International Equity Funds, none of the above-referenced fundamental investment restrictions shall prevent a Fund from investing all of its investable assets in an open-end management investment company with substantially the same investment objective and policies as the Fund.

            Each Fund will not as a matter of operating policy:

            (7) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

            (8) invest for the purpose of exercising control or management;

            (9) purchase securities issued by any other investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Fund if such purchase at the time thereof would cause (a) more than 10% of the Fund's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Fund's total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Fund;

            (10) purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

            (11) purchase or retain in the Fund's portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or partner of the investment adviser of the Fund, if after the purchase of the securities of such issuer for the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

            (12) invest more than 5% of the Fund's net assets in warrants (valued at the lower of cost or market);

            (13) make short sales of securities or maintain a short position (excluding short sales if the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of equivalent kind and amount) if such short sales represent more than 25% of the Fund's net assets (taken at market value); provided, however, that the value of the Fund's short sales of securities (excluding U.S. government securities) of any one issuer may not be greater than 2% of the value (taken at market value) of the Fund's net assets or more than 2% of the securities of any class of any issuer; or

            (14) enter into repurchase agreements providing for settlement in more than seven days after notice, or purchase securities which are not readily marketable, if, in the aggregate, more than 15% of its net assets would be so invested.

            With respect to the Equity, Mid Cap Value, International Equity, Total Return Bond and High Yield Funds, each Fund will not as a matter of operating policy:

            (15) under normal circumstances, invest less than 80% of its net assets in the type of investment suggested by its name. In the event the Trustee's vote to change this policy, shareholders will be provided with notice of such change at least 60 days prior to the effective date of such change to a Fund's 80% investment policy.

            As diversified portfolios, 75% of the assets of each Fund are represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities which for purposes of this calculation are subject to the following fundamental limitations: (a) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, and (b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. In addition, each Fund may not invest 25% or more of its assets in the securities of issuers in any one industry. These are fundamental investment policies of each Fund which may not be changed without shareholder approval. For purposes of these policies and limitations, each Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

            Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of a Fund's securities will not constitute a violation of such limitation. However, with respect to Investment Limitation No. 15, the limitation shall be measured at the time of the investment; provided that, if subsequent to the investment the requirement is not met, a Fund's future investments will be made in a manner that will bring the Fund into compliance with this requirement.

                             PORTFOLIO TRANSACTIONS

            Subject to the general control of the Trust's Board of Trustees, the Adviser is responsible for, makes decisions with respect to, and places orders for all purchases and sales of all portfolio securities of the Funds.

            Except as may be required to ensure satisfaction of certain tests applicable to regulated investment companies under the Code, portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Each Fund may engage in short-term trading to achieve its investment objective(s). Portfolio turnover may vary greatly from year to year as well as within a particular year. It is expected that the Income Fund's, Total Return Bond Fund's and High Yield Fund's turnover rates may remain higher than those of many other investment companies with similar investment objectives and policies; however, since brokerage commissions are not normally paid on instruments purchased by these Funds, portfolio turnover is not expected to have a material effect on the net asset value of either Fund. Each Fund's portfolio turnover rate may also be affected by cash requirements for redemptions of shares and by regulatory provisions which enable a Fund to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions. Portfolio trading is engaged in for a Fund if the Adviser believes that a transaction net of costs (including custodian charges) will help achieve the Fund's investment objective.

            A Fund's purchase and sales of securities may be principal transactions, that is, securities may be purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases and, therefore, the Funds do not anticipate paying brokerage commissions in such transactions. Purchases and sales of the Income Fund's, Total Return Bond Fund's and High Yield Fund's portfolio securities will usually be principal transactions without brokerage commissions. In certain foreign countries, debt securities in which the High Yield Fund may invest are traded on exchanges at fixed commission rates. Any transactions for which a Fund pays a brokerage commission will be effected at the best price and execution available. Purchases from underwriters of securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and the asked price.

            Allocations of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the investors in the applicable Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. In executing portfolio transactions for the Funds, the Adviser may use affiliated brokers in accordance with the requirements of the 1940 Act. The Adviser may also take into account the sale of Fund shares in allocating brokerage transactions.

            The Advisory Agreements provide that, in executing portfolio transactions and selecting brokers or dealers, the Adviser will seek to obtain the best net price and the most favorable execution. The Adviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.

            In addition, the Advisory Agreements authorize the Adviser, to the extent permitted by law and subject to the review of the Trust's Board of Trustees, to cause the Funds to pay a broker which furnishes brokerage and research services a higher commission than that which might be charged by another broker for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser to the accounts as to which it exercises investment discretion. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of stocks and their comparative earnings, or broad overviews of the stock market and the economy. Such services might also include reports on global, regional, and country-by-country prospects for economic growth, anticipated levels of inflation, prevailing and expected interest rates, and the outlook for currency relationships.

            Supplementary research information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the investment advisory fees payable by the Funds. Such information may be useful to the Adviser in serving the Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to the Funds.

            During the fiscal year ended March 31, 2003, the Adviser directed Fund brokerage transactions to brokers because of research services provided. The amounts of such transactions and their related commissions were as follows:

           Fund               Amount of Transactions      Related Commission
           ----               ----------------------      ------------------

Equity Fund                        $ 1,454,089                 $ 2,091
Optimum Growth Fund (Retail)       $15,374,056                 $11,048
International Equity Fund          $10,910,075                 $20,842
Mid Cap Value Fund (Retail)        $13,114,692                 $28,064


            Investment decisions for a Fund will be made independently from those for any other account or investment company that is or may in the future become managed by the Adviser or any of its affiliates. If, however, a Fund and other investment companies or accounts managed by the Adviser are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by a Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for a Fund and for other investment companies managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales. Furthermore, in certain circumstances affiliates of the Adviser whose investment portfolios are managed internally, rather than by the Adviser, might seek to purchase or sell the same type of investments at the same time as a Fund. Such an event might also adversely affect that Fund.

            For the fiscal years ended March 31, 2003, 2002 and 2001, the Funds paid brokerage commissions as follows:

                                                                               % of Total
                                                                               Amount of
                                                                              Transaction
                                                   Total          % of          on which
                                                 Brokerage        Total       Commissions
                                      Total     Commissions    Commission     were Paid to
                                    Brokerage     Paid to      Paid to UST        UST
                                   Commissions   Affiliated    Securities      Securities
                                      Paid        Persons       Corp.(1)       Corp.(1)
                                      ----        -------       -------        -------
Fiscal year ended March 31, 2003:
---------------------------------
  Equity Fund                       $ 76,320         $0            0               0
  Mid Cap Value Fund                $295,743         $0            0               0
  Optimum Growth Fund               $ 55,677         $0            0               0
  International Equity Fund         $169,379         $0            0               0

Fiscal year ended March 31, 2002:
---------------------------------
  Equity Fund                       $109,854         $0            0               0
  Mid Cap Value Fund                $143,175         $0            0               0
  Optimum Growth Fund               $ 41,705         $0            0               0
  International Equity Fund         $182,350         $0            0               0

                                                                           % of Total
                                                                           Amount of
                                                                          Transaction
                                               Total          % of          on which
                                             Brokerage        Total       Commissions
                                  Total     Commissions    Commission     were Paid to
                                Brokerage     Paid to      Paid to UST        UST
                               Commissions   Affiliated    Securities     Securities
                                   Paid       Persons        Corp.(1)        Corp.(1)
                                   ----       -------        -------         -------
Fiscal year ended March 31, 2001:
---------------------------------
  Equity Fund                    $106,268        $0            0               0
  Mid Cap Value Fund             $139,864        $0            0               0
  Optimum Growth Fund            $ 47,944        $0            0               0
  International Equity Fund      $303,463        $0            0               0

1     UST Securities Corp. is an affiliate of the Adviser.


            The Trust is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Funds as of the close of the most recent fiscal year. As of March 31, 2003, the following Funds held the following securities of the Trust's regular brokers or dealers or their parents: Equity Fund: shares of common stock issued by Goldman Sachs Group Inc. with a principal amount of $1,896,000 and asset backed securities issued by J.P. Morgan Chase Bank with a principal amount of $765,000; Mid Cap Value Fund: asset backed securities issued by J.P. Morgan Chase Bank with a principal amount of $7,449,000 and shares of common stock issued by Lehman Brothers Holdings, Inc. with a principal amount of $4,043,000; Optimum Growth Fund: asset backed securities issued by J.P. Morgan Chase Bank with a principal amount of $2,913,000; International Equity Fund: asset backed securities issued by J.P. Morgan Chase Bank with a principal amount of $998,000 and shares of common stock issued by UBS Warburg Painewebber, Inc. with a principal amount of $455,000; Income Fund: asset backed securities issued by Credit Suisse First Boston Corporation with a principal amount of $1,942,000, asset backed securities issued by Morgan Stanley Dean Witter, Inc. with a principal amount of $1,700,000, asset backed securities issued by Merrill Lynch Mortgage Investors, Inc. with a principal amount of $1,338,000, asset backed securities issued by J.P. Morgan Chase Bank with a principal amount of $1,152,000, asset backed securities by Goldman Sachs & Company with a principal amount of $963,000; and Total Return Bond Fund: corporate bonds issued by Morgan Stanley Dean Witter & Company with a principal amount of $8,426,000, corporate bonds issued by Lehman Brothers, Inc. with a principal amount of $4,512,000, corporate bonds issued by J.P. Morgan Chase Bank with principal amounts of $2,163,000, corporate bonds issued by Goldman Sachs & Company with a principal amount of $1,876,000.

                             PERFORMANCE INFORMATION

Standard Performance Information

            From time to time, performance quotations of the Funds' Institutional Shares or Retail Shares may be included in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

            Yield. The Trust may provide annualized "yield" quotations for Institutional Shares of the Income, High Yield and Total Return Bond Funds. The "yield" of a Fund refers to the income generated by an investment in such Fund over a thirty day or one month period. The dates of any such period are identified in all advertisements or communications containing yield quotations. Income is then annualized; that is, the amount of income generated by an investment in Institutional Shares of a Fund over a period is assumed to be generated (or remain constant) over one year and is shown as a percentage of the net asset value on the last day of that year-long period. The Funds may also advertise the "effective yields," which are calculated similarly but, when annualized, income is assumed to be reinvested, thereby making the effective yields slightly higher because of the compounding effect of the assumed reinvestment. The Income and Total Return Bond Funds may quote the standardized effective 30-day (or one month) yield for their respective Institutional Shares, calculated in accordance with the method prescribed by the SEC for mutual funds. Such yield will be calculated for each Fund's Institutional Shares according to the following formula:

                        Yield =     2 [(a - b + 1)/6/ - 1]
                                        -----
                                          cd

Where:                   a =                 dividends and interest earned
                                             during the period.

                         b = expenses accrued for the period (net of reimbursements).

                         c = average daily number of shares outstanding that were entitled to receive dividends.

                         d = maximum offering price per share on the last day of the period.

            For the purpose of determining interest earned during the period (variable "a" in the formula), each Fund computes the yield to maturity of any debt obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). Such yield is then divided by 360, and the quotient is multiplied by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. It is assumed in the above calculation that each month contains 30 days. Also, the maturity of a debt obligation with a call provision is deemed to be the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. Each Fund calculates interest gained on tax-exempt obligations issued without original issue discount and having a current market discount by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations with original issue discount, where the discount based on the current market value exceeds the then-remaining portion of original issue discount, the yield to maturity is the imputed rate based on the original issue discount calculation. Conversely, where the discount based on the current market value is less than the remaining portion of the original issue discount, the yield to maturity is based on the market value.

            Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and that Fund's mean (or median) account size. Undeclared earned income will be subtracted from the maximum offering price per share (variable "d" in the formula).

            For the 30-day period ended March 31, 2003, the standardized effective yield for Institutional Shares of the Equity, Mid Cap Value, Income, Total Return Bond and High Yield Funds was as follows: Equity Fund, 0.81%; Mid Cap Value Fund, 0.57%; Income Fund, 5.14%; Total Return Bond Fund, 3.88%; and High Yield Fund, 8.27%.

            Total Return. The Trust may provide period and annualized "total rates of return" and non-standardized total return data for Institutional Shares or Retail Shares of a Fund. The "total rate of return" refers to the change in the value of an investment in Institutional Shares or Retail Shares of a Fund over a stated period which reflects any change in net asset value per share and includes the value of any such Shares purchased with any dividends or capital gains declared during such period. Period total rates of return may be annualized. An annualized total rate of return is a compounded total rate of return which assumes that the period total rate of return is generated over a one-year period, and that all dividends and capital gains distributions are reinvested in Shares of the same class. The "average annual total return (before taxes)" for Institutional Shares and Retail Shares of a Fund may be quoted, and such return is computed by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                         T = [(ERV/P)/1/n/ - 1]

Where:                   T =                   average annual total return.

                         ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or a fractional portion thereof).

                         P                     = hypothetical initial payment of
                                               $1,000.

                         n =                   period covered by the
                                               computation, expressed in years.

            A Fund may also advertise the "aggregate total return" for its Institutional Shares and Retail Shares which is computed by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. Aggregate total returns do not reflect the effect of taxes paid by shareholders on Fund distributions or redemption of Fund shares. The formula for calculating aggregate total return is as follows:

            Aggregate Total Return = [(ERV/P)] - 1

            The above calculations are made assuming that (1) all dividends and capital gains distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in a Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

            Based on the foregoing calculations, the average annual total returns for the Funds for the period ending March 31, 2003 were as follows:

                   Average Annual Total Return (before taxes)

                                                                Commencement
                                  One Year       Five Years    of Operations*
                                  --------       ----------    -------------
Equity Fund
   Institutional Shares            (20.65)%         (4.19)%         7.05%

Mid Cap Value Fund
   Institutional Shares            (22.58)%          5.31%         12.51%
   Retail Shares                   (22.81)%          5.06%         12.25%

Optimum Growth Fund
   Institutional Shares            (30.42)%         (5.64)%         3.08%
   Retail Shares                   (30.60)%         (5.90)%         2.79%

International Equity Fund
   Institutional Shares            (29.26)%         (9.50)%        (1.32)%

Income Fund
   Institutional Shares             10.36%           6.91%          7.61%

Total Return Bond Fund
   Institutional Shares             12.27%           7.45%          8.34%

High Yield Fund
   Institutional Shares            (10.30)%         N/A            (0.73)%
   Retail Shares                   (10.49)%         N/A            (0.96)%

* Institutional Shares of the Equity and Income Funds commenced operations on January 16, 1995; Institutional Shares of the Total Return Bond Fund commenced operations on January 19, 1995; Institutional and Retail Shares of the Optimum Growth Fund commenced operations on June 1, 1996; Institutional and Retail Shares of the Mid Cap Value Fund commenced operations on June 1, 1996; Institutional Shares of the International Equity Fund commenced operations on January 24, 1995; and Institutional and Retail Shares of the High Yield Fund commenced operations on October 31, 2000.

           Average Annual Total Return (after taxes on distributions)

                                                                 Commencement
                                  One Year       Five Years     of Operations
                                  --------       ----------     -------------
Equity Fund
   Institutional Shares            (20.91)%         (6.27)%         4.91%

Mid Cap Value Fund
   Institutional Shares            (22.67)%          2.11%          9.68%
   Retail Shares                   (22.87)%          1.96%          9.52%

Optimum Growth Fund
   Institutional Shares            (30.44)%         (6.97)%         1.97%
   Retail Shares                   (30.61)%         (7.24)%         1.70%

International Equity Fund
   Institutional Shares            (29.40)%        (10.99)%        (2.56)%

Income Fund
   Institutional Shares              7.99%           4.23%          4.78%

Total Return Bond Fund
   Institutional Shares              9.87%           4.86%          5.58%

High Yield Fund
   Institutional Shares            (20.76)%         N/A            (8.86)%
   Retail Shares                   (20.87)%         N/A            (9.00)%

   Average Annual Total Return (after taxes on distributions and redemptions)

                                                                 Commencement
                                  One Year       Five Years     of Operations
                                  --------       ----------     -------------
Equity Fund
   Institutional Shares            (13.42)%         (2.79)%         5.97%

Mid Cap Value Fund
   Institutional Shares            (14.68)%          3.70%          9.90%
   Retail Shares                   (14.83)%          3.55%          9.74%

Optimum Growth Fund
   Institutional Shares            (19.78)%         (3.09)%         3.62%
   Retail Shares                   (19.89)%         (3.26)%         3.41%

International Equity Fund
   Institutional Shares            (18.83)%         (6.70)%        (0.68)%

Income Fund
   Institutional Shares              6.57%           4.22%          4.71%

Total Return Bond Fund
   Institutional Shares              7.89%           4.70%          5.36%

High Yield Fund

   Institutional Shares             (7.52)%         N/A            (4.09)%
   Retail Shares                    (7.64)%         N/A            (4.23)%

            Based on the foregoing calculations, the aggregate annual total returns for the period ending March 31, 2003 for each of the Funds was as follows:

                                                             Commencement
                                    Five-Year               of Operations*
                                    ---------               -------------
Equity Fund
   Institutional Shares               (19.27)%                    74.92%

Mid Cap Value Fund
   Institutional Shares                29.50%                    123.73%
   Retail Shares                       27.98%                    120.25%

Optimum Growth Fund
   Institutional Shares               (25.21)%                    22.99%
   Retail Shares                      (26.22)%                    20.67%

International Equity Fund
   Institutional Shares               (39.28)%                   (10.32)%

Income Fund
   Institutional Shares                39.67%                     82.48%

Total Return Bond Fund
   Institutional Shares                43.25%                     92.88%

High Yield Fund
   Institutional Shares                N/A                        (1.75)%
   Retail Shares                       N/A                        (2.31)%

* Institutional Shares of the Equity and Income Funds commenced operations on January 16, 1995; Institutional Shares of the Total Return Bond Fund commenced operations on January 19, 1995; Institutional and Retail Shares of the Optimum Growth Fund commenced operations on June 1, 1996; Institutional and Retail Shares of the Mid Cap Value Fund commenced operations on June 1, 1996; Institutional Shares of the International Equity Fund commenced operations on January 24, 1995; and Institutional and Retail Shares of the High Yield Fund commenced operation on October 31, 2000.

            The "average annual total return (after taxes on distributions)" and "average annual total return (after taxes on distributions and redemptions)" for each Fund are included in the Prospectuses.

            "Average annual total return (after taxes on distributions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income taxes rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for dividends or ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

            "Average annual total return (after taxes on distributions and redemptions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., dividend or ordinary income rate for dividends or ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).

            Performance Results. Any yield or total return quotation provided for Institutional Shares and Retail Shares of a Fund should not be considered as representative of the performance of that Fund in the future since the net asset value of shares of that Fund will vary based not only on the type, quality and maturities of the securities held by it, but also on changes in the current value of such securities and on changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate yields and total return should be considered when comparing the yield and total return of Institutional Shares and Retail Shares of a Fund to yields and total rates of return published for other investment companies or other investment vehicles. Total return reflects the performance of both principal and income. Retail Shares in a Fund have different expenses than Institutional Shares which may affect performance. Any fees charged by shareholder organizations to customers that have invested in Shares and any charges to institutional investors for asset management and related services will not be included in calculations of performance.

            Distribution Rate. Each Fund may also quote its distribution rate. Distribution rate is calculated by annualizing the per share distribution for the most recent calendar month and dividing such annualized distribution by the net asset value per share on the last day of such month. The distribution rate of a fund will not be used in advertising unless accompanied by standard performance measures.

Comparison of Fund Performance

            Comparisons of non-standardized performance measures of various investments are valid only if performance is calculated in the same manner for each measure in the comparison. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing the performance of Institutional Shares and Retail Shares of a Fund with performance quoted with respect to other investment companies or types of investments.

            In connection with communicating its performance to current or prospective shareholders, each Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. Some Funds may invest in some instruments not eligible for inclusion in such an index, and may be prohibited from investing in some instruments included in this index. Rankings and other evaluations of a Fund's performance made by independent sources may also be used in advertisements concerning such Fund. Sources for a Fund's performance information may include, but are not limited to, the following: Barron's, Business Week, Consumer Digest, iMoneyNet, Inc.'s Money Fund Report, Financial Times, Forbes, Fortune, New York Times and Wall Street Journal.

            PORTFOLIO VALUATION AND DETERMINATION OF NET ASSET VALUE

            The Trust determines the net asset value of the Institutional Shares and Retail Shares of a Fund each day both the New York Stock Exchange (the "NYSE") and the Adviser are open for business (a "Business Day"). As a result, each Fund will normally determine its net asset value every weekday except for the following holidays: New Year's Day, Martin Luther

King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas.

            Daily determinations of net asset value for each Fund are made at the close of regular trading hours on the NYSE, currently 4:00 p.m. (Eastern time), and are calculated separately for each class of Shares by dividing the total assets of a Fund that are allocated to a particular class of Shares less all of its liabilities charged to that class, by the total number of Shares of the class that are outstanding at the time the determination is made. As discussed below, purchases, exchanges and redemptions will be effected at the net asset value per share next computed after a request is received in good order.

            Assets in the Funds which are traded on a recognized domestic stock exchange or are quoted on a national securities market are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on such national securities market. Securities in the Funds which are traded only on over-the-counter markets are valued on the basis of closing over-the-counter bid prices, and securities in such Funds for which there were no transactions are valued at the average of the most recent bid and asked prices. Restricted securities and securities or other assets for which market quotations are not readily available are valued at fair value, pursuant to guidelines adopted by the Board of Trustees of the Trust. Absent unusual circumstances, debt securities maturing in 60 days or less are valued at amortized cost.

            Securities of the Funds which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an event subsequent to the time when value was so established is likely to have changed such value, then the fair value of those securities will be determined after consideration of such events and other material factors, all under the direction and guidance of the Board of Trustees of the Trust. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Absent unusual circumstances, investments in foreign debt securities having a maturity of 60 days or less are valued based upon the amortized cost method. All other foreign securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with policies established by the Board of Trustees of the Trust. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollars equivalent at the prevailing market rate on the day of conversion. Some of the securities acquired by the Funds may be traded on foreign exchanges or over-the-counter markets on days which are not Business Days. In such cases, the net asset value of the Shares may be significantly affected on days when investors can neither purchase nor redeem a Fund's Shares. The administrators have undertaken to price the securities held by the Funds, and may use one or more independent pricing services in connection with this service. The methods used by the pricing services and the valuations so established will be reviewed by the Adviser and the administrators under the general supervision of the Board of Trustees of the Trust.

            A determination of value used in calculating net asset value must be a fair value determination made in good faith utilizing procedures approved by the Trust's Board of Trustees. While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount which a Fund could expect to receive upon its current sale. Some, but not necessarily all, of the general factors which may be considered in determining fair value include: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold. Without limiting or including all of the specific factors which may be considered in determining fair value, some of the specific factors include: type of security, financial statements of the issuer, cost at date of purchase, size of holding, discount from market value, value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the securities, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

            Distributor. Shares are continuously offered for sale by Edgewood Services, Inc. (the "Distributor"), a registered broker-dealer and the Trust's sponsor and distributor. The Distributor is a wholly-owned subsidiary of Federated Investors, Inc. and is located at 5800 Corporate Drive, Pittsburgh, PA 15237-5829. The Distributor has agreed to devote its best efforts to effect the sale of Shares, but is not obligated to sell any certain number of Shares.

            At various times the Distributor may implement programs under which a dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will make payments to any dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or that participates in sales programs sponsored by the Distributor. The Distributor in its discretion may also from time to time, pursuant to objective criteria established by the Distributor, pay fees to qualifying dealers for certain services or activities which are primarily intended to result in sales of Shares of the Funds. If any such program is made available to any dealer, it will be made available to all dealers on the same terms and conditions. Payments made under such programs will be made by the Distributor out of its own assets and not out of the assets of the Funds.

            In addition, the Distributor may offer to pay a fee from its own assets to financial institutions for the continuing investment of customers' assets in the Funds or for providing substantial marketing, sales and operational support. The support may include initiating customer accounts, participating in sales, educational and training seminars, providing sales literature, and engineering computer software programs that emphasize the attributes of the Funds. Such assistance will be predicated upon the amount of Shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution.

Purchase of Shares

            Retail Shares of the Funds are offered for sale at their net asset value per Share next computed after a purchase request is received in good order by the Trust's transfer agent or by an authorized broker or designated intermediary. The Distributor has established several procedures for purchasing Shares in order to accommodate different types of investors.

            Shares may be sold to customers ("Customers") of financial institutions ("Shareholder Organizations"). Shares are also offered for sale directly to institutional investors or to members of the general public. Different types of Customer accounts at the Shareholder Organizations may be used to purchase Shares, including eligible agency and trust accounts. In addition, Shareholder Organizations may automatically "sweep" a Customer's account not less frequently than weekly and invest amounts in excess of a minimum balance agreed to by the Shareholder Organization and its Customer in Shares selected by the Customer. Investors purchasing Shares may include officers, directors, or employees of the particular Shareholder Organization.

            Institutional Shares of the Funds may be purchased directly only by qualified institutional investors ("Institutional Investors"). Institutional Investors include clients of United States Trust Company of New York and its affiliates and certain qualified retirement accounts (as discussed in the Prospectus). Retail Shares of the Mid Cap Value, Optimum Growth and High Yield Funds may be purchased directly by individuals ("Direct Investors") or by Institutional Investors (collectively with Direct Investors, "Investors"). Retail Shares may also be purchased by Customers of the Adviser, its affiliates and correspondent banks, and other Shareholder Organizations that have entered into agreements with the Trust.

            A Shareholder Organization may elect to hold of record Shares for its Customers and to record beneficial ownership of Shares on the account statements provided by it to its Customers. If it does so, it is the Shareholder Organization's responsibility to transmit to the Distributor all purchase requests for its Customers and to transmit, on a timely basis, payment for such requests to Boston Financial Data Services, Inc. ("BFDS"), in accordance with the procedures agreed to by the Shareholder Organization and the Distributor. Confirmations of all such Customer purchases (and redemptions) will be sent by BFDS to the particular Shareholder Organization. As an alternative, a Shareholder Organization may elect to establish its Customers' accounts of record with BFDS. In this event, even if the Shareholder Organization continues to place its Customers' purchase (and redemption) requests with the Funds, BFDS will send confirmations of such transactions and periodic account statements directly to the shareholders of record. Shares in the Funds bear the expense of fees payable to Shareholder Organizations for such services. See "Shareholder Organizations."

Redemption Procedures

            Customers of Shareholder Organizations holding Shares of record may redeem all or part of their investments in a Fund in accordance with procedures governing their accounts at the Shareholder Organizations. It is the responsibility of the Shareholder Organizations to transmit redemption requests to BFDS and credit such Customer accounts with the redemption proceeds on a timely basis. Redemption requests for Institutional Investors must be transmitted to BFDS by telephone at (800) 446-1012 or by terminal access. No charge for wiring redemption payments to Shareholder Organizations or Institutional Investors is imposed by the Trust, although Shareholder Organizations may charge a Customer's account for wiring redemption proceeds. Information relating to such redemption services and charges, if any, is available from the Shareholder Organizations. An Investor redeeming Shares through a registered investment adviser or certified financial planner may incur transaction charges in connection with such redemptions. Such Investors should contact their registered investment adviser or certified financial planner for further information on transaction fees. In addition, certain redemptions of Shares of the International Equity Fund are subject to a 2.00% redemption fee. See the International Equity Fund's Prospectus for further details. Investors may redeem all or part of their Shares in accordance with any of the procedures described below (these procedures also apply to Customers of Shareholder Organizations for whom individual accounts have been established with BFDS).

            As discussed in the Prospectuses, a redemption request for an amount in excess of $50,000 per account, or for any amount if the proceeds are to be sent elsewhere than the address of record, must be accompanied by signature guarantees from any eligible guarantor institution approved by BFDS in accordance with its Standards, Procedures and Guidelines for the Acceptance of Signature Guarantees ("Signature Guarantee Guidelines"). Eligible guarantor institutions generally include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. All eligible guarantor institutions must participate in the Securities Transfer Agents Medallion Program ("STAMP") in order to be approved by BFDS pursuant to the Signature Guarantee Guidelines. Copies of the Signature Guarantee Guidelines and information on STAMP can be obtained from BFDS at (800) 446-1012 or P.O. Box 8529, Boston, MA 02266-8529.

            BFDS may require additional supporting documents for redemptions. A redemption request will not be deemed to be properly received until BFDS receives all required documents in good order. Payment for Retail Shares redeemed will ordinarily be made by mail within five Business Days after receipt by BFDS of the redemption request in good order. Payment for Institutional Shares redeemed will normally be sent the next Business Day after receipt by BFDS of the redemption request in good order. Questions with respect to the proper form for redemption requests should be directed to BFDS at (800) 881-9358 (from overseas, call (617) 483-7297).

            Investors who have so indicated on the Application, or have subsequently arranged in writing to do so, may redeem Shares by instructing BFDS by wire or telephone to wire the redemption proceeds directly to the Investor's account at any commercial bank in the United States. Institutional Investors may also redeem Shares by instructing BFDS by telephone at (800) 881-9358 or by terminal access.

            During periods of substantial economic or market change, telephone redemptions may be difficult to complete. If an Investor is unable to contact BFDS by telephone, the Investor may also deliver the redemption request to BFDS in writing at the address noted above.

Other Redemption Information

            Except as described in "Investor Programs" below, Investors may be required to redeem Shares in a Fund after 60 days' written notice if due to Investor redemptions the balance in the particular account with respect to the Fund remains below $500. If a Customer has agreed with a particular Shareholder Organization to maintain a minimum balance in his or her account at the institution with respect to Shares of a Fund, and the balance in such account falls below that minimum, the Customer may be obliged by the Shareholder Organization to redeem all or part of his or her Shares to the extent necessary to maintain the required minimum balance.

            The Trust may suspend the right of redemption or postpone the date of payment for Shares for more than 7 days during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.

            In the event that Shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such Shares an amount that is more or less than his original investment due to changes in the market prices of that Fund's portfolio securities.

            The Trust reserves the right to honor any request for redemption or repurchase of a Fund's Shares by making payment in whole or in part in securities chosen by the Trust and valued in the same way as they would be valued for purposes of computing a Fund's net asset value (a "redemption in kind"). If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash.

            Under certain circumstances, the Trust may, in its discretion, accept securities as payment for Shares. Securities acquired in this manner will be limited to securities issued in transactions involving a bona fide reorganization or statutory merger, or other transactions involving securities that meet the investment objective and policies of any Fund acquiring such securities.

                                INVESTOR PROGRAMS

Systematic Withdrawal Plan

            An Investor who owns Retail Shares with a value of $10,000 or more may begin a Systematic Withdrawal Plan. The withdrawal can be on a monthly, quarterly, semiannual or annual basis. There are four options for such systematic withdrawals. The Investor may request:

            (1)   A fixed-dollar withdrawal;

            (2)   A fixed-share withdrawal;

            (3) A fixed-percentage withdrawal (based on the current value of the account); or

            (4)   A declining-balance withdrawal.

            Prior to participating in a Systematic Withdrawal Plan, the Investor must deposit any outstanding certificates for Retail Shares with BFDS. Under this Plan, dividends and distributions are automatically reinvested in additional Retail Shares of a Fund. Amounts paid to investors under this Plan should not be considered as income. Withdrawal payments represent proceeds from the sale of Retail Shares, and there will be a reduction of the shareholder's equity in the Fund involved if the amount of the withdrawal payments exceeds the dividends and distributions paid on the Retail Shares and the appreciation of the Investor's investment in the Fund. This in turn may result in a complete depletion of the shareholder's investment. An Investor may not participate in a program of systematic investing in a Fund while at the same time participating in the Systematic Withdrawal Plan with respect to an account in the same Fund. Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, the Systematic Withdrawal Plan directly from their Shareholder Organizations.

Exchange Privilege

            Investors and Customers of Shareholder Organizations may exchange Retail Shares having a value of at least $500 for Retail Shares of any other portfolio of the Trust or for Shares of any portfolio of Excelsior Funds, Inc. or Excelsior Tax-Exempt Funds, Inc. Institutional Shares may be exchanged for Institutional Shares of any portfolio of the Trust or Excelsior Funds, Inc. An exchange involves a redemption of all or a portion of the shares in a Fund and the investment of the redemption proceeds in shares of another portfolio. The redemption will be made at the per share net asset value of the shares being redeemed next determined after the exchange request is received in good order. The shares of the portfolio to be acquired will be purchased at the per share net asset value of those shares next determined after receipt of the exchange request in good order.

            Shares may be exchanged by telephone or mail and must be made to accounts of identical registration. There is no exchange fee imposed by the Trust. However, certain exchanges are subject to a 2.00% redemption fee. See "Redemption Procedures." In order to prevent abuse of this privilege to the disadvantage of other shareholders, the Trust reserves the right to limit the number of exchange requests of Investors to no more than six per year. The Trust may also refuse an exchange request if it determines that such exchange would not be in the best interests of a Fund or its shareholders. Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, such program directly from their Shareholder Organizations.

            For federal income tax purposes, exchanges are treated as sales on which the shareholder will realize a gain or loss for tax purposes, depending upon whether the value of the shares to be given up in exchange is more or less than the basis in such shares at the time of the exchange.

Retirement Plans

            Shares are available for purchase by Investors in connection with the following tax-deferred prototype retirement plans offered by United States Trust Company of New York ("U.S. Trust New York"):

            o IRAs (including "rollovers" from existing retirement plans) for individuals and their spouses;

            o Profit Sharing and Money-Purchase Plans for corporations and self-employed individuals and their partners to benefit themselves and their employees; and

            o     Keogh Plans for self-employed individuals.

            Investors investing in the Funds pursuant to Profit Sharing and Money-Purchase Plans and Keogh Plans are not subject to the minimum investment and forced redemption provisions described above. The minimum initial investment for IRAs is $250 per Fund and the minimum subsequent investment is $50 per Fund. Detailed information concerning eligibility, service fees and other matters related to these plans can be obtained by calling (800) 446-1012 (from overseas, call (617) 483-7297). Customers of Shareholder Organizations may purchase Shares of the Funds pursuant to retirement plans if such plans are offered by their Shareholder Organizations.

Additional Information

            Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, the above programs directly from their Shareholder Organizations.

                          RULE 12B-1 DISTRIBUTION PLAN

            Pursuant to Rule 12b-1 of the 1940 Act, the Trust has adopted a Distribution Plan (the "Distribution Plan") which permits the Retail Shares to bear certain expenses in connection with the distribution of such Shares. As required by Rule 12b-1, the Funds' Distribution Plan and related distribution agreement have been approved, and are subject to annual approval, by a majority of the Trust's Board of Trustees, and by a majority of the Trustees who are not interested persons of the Trust and have no direct or indirect interest in the operation of the Distribution Plan or any agreement relating to the Distribution Plan, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plan and related agreement. Rule 12b-1 also requires that persons authorized to direct the disposition of monies payable by a Fund (in the Funds' case, the Distributor) provide for the Trustees' review of quarterly reports on the amounts expended and the purposes for the expenditures.

            Under the Distribution Plan, the Retail Shares may compensate the Distributor monthly for its services which are intended to result in the sale of Retail Shares. The compensation may not exceed the annual rate of 0.25% of the average daily net asset value of each Fund's outstanding Retail Shares. The Distributor may also use the distribution fees to defray direct and indirect marketing expenses such as: (i) the expense of preparing, printing and distributing promotional materials and prospectuses (other than prospectuses used for regulatory purposes or for distribution to existing shareholders); (ii) the expense of other advertising via radio, television or other print or electronic media; and (iii) the expense of payments to financial institutions ("Distribution Organizations") for distribution assistance (including sales incentives). Payments under the Distribution Plan are not tied directly to out-of-pocket expenses and therefore may be used by the Distributor as it chooses (for example, to defray its overhead expenses).

            Any material amendment to the Trust's arrangements with Distribution Organizations must be approved by a majority of the Trust's Board of Trustees (including a majority of the disinterested Trustees). Any change in the Distribution Plan that would materially increase the distribution expenses of Retail Shares requires approval by holders of those Shares, but otherwise, the Distribution Plan may be amended by the Trustees, including a majority of the disinterested Trustees. So long as the Distribution Plan is in effect, the selection and nomination of the members of the Trust's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust will be committed to the discretion of such non-interested Trustees.

            The Distribution Plan will continue in effect for successive one year periods, provided that such continuance is specifically approved by the vote of a majority of the Trustees who are not parties to the Distribution Plan or interested persons of any such party and who have no direct or indirect financial interest in the Distribution Plan or any related agreement and the vote of a majority of the entire Board of Trustees. The Distribution Plan and related agreement may be terminated as to a particular Fund by a vote of a majority of the Trust's disinterested Trustees or by vote of the holders of a majority of the Retail Shares of the Fund.

            No amounts were paid pursuant to the Distribution Plan during the fiscal year ended March 31, 2003.

                             MANAGEMENT OF THE FUNDS

Trustees and Officers

            The business and affairs of the Funds are managed under the direction of the Trust's Board of Trustees. The Trustees and executive officers of the Trust, their addresses, ages, principal occupations during the past five years, and other affiliations are set forth below. Currently, none of the Trust's trustees is deemed an "interested person" of the Trust as defined in the 1940 Act.



                                                                                               Number of
                                                                                              Portfolios
                                              Term of                                        in Excelsior
                                            Office and                                          Complex                Other
                             Position(s)     Length of                                        Overseen by          Directorships
     Name, Address,         Held with the      Time           Principal Occupation(s)            Board             Held by Board
         Age(1)               Companies      Served(2)          During Past 5 Years            Member(3)             Member(4)
------------------------   --------------- ------------- --------------------------------  ---------------  -----------------------

TRUSTEES

Frederick S. Wonham         Trustee,        Since 1995   Retired; Chairman of the Boards          31        Vice Chairman of U.S.
  Age:  71                  Chairman of                  and Director (since 1997) and                      Trust Corporation and
                            the Board                    President and Treasurer (1995 to                   U.S. Trust New York
                                                         February 2002) of Excelsior Fund                   (from February 1990
                                                         and Excelsior Tax-Exempt Fund;                     until September
                                                         Chairman of the Board and Trustee                  1995); and Chairman,
                                                         (since 1997), President and                        U.S. Trust Company
                                                         Treasurer (1995 to February 2002)                  (from March 1993 to
                                                         of Excelsior Funds Trust.                          May 1997).

Rodman L. Drake             Trustee         Since 1994   Director of Excelsior Fund and           31        Director, Parsons
  Age:  60                                               Excelsior Tax-Exempt Fund (since                   Brinkerhoff, Inc.
                                                         1996); Trustee of Excelsior                        (engineering firm)
                                                         Funds Trust Chairman, (since 1994);                (since 1995);
                                                         President, Continuation                            MetroCashcard
                                                         Investments Group, Inc. (since                     International, Inc.
                                                         1997); President, Mandrake Group                   (since 1999);
                                                         (investment and consulting firm                    Director,
                                                         (1994-1997).                                       Hotelvision, Inc.
                                                                                                            (since 1999);
                                                                                                            Director, Alliance
                                                                                                            Group Services, Inc.
                                                                                                            (since 1998);
                                                                                                            Director, Clean Fuels
                                                                                                            Technology Corp.
                                                                                                            (since 1998);
                                                                                                            Director, Absolute
                                                                                                            Quality Inc. (since
                                                                                                            2000); Director,
                                                                                                            Hyperion Total Return
                                                                                                            Fund, Inc. and three
                                                                                                            other funds for which
                                                                                                            Hyperion Capital
                                                                                                            Management, Inc.
                                                                                                            serves as investment
                                                                                                            adviser (since 1991);
                                                                                                            Director, The Latin
                                                                                                            American Smaller
                                                                                                            Companies Fund, Inc.
                                                                                                            (from 1993 to 1998).

Mel Hall                    Trustee         Since 2000   Director of Excelsior Fund and           31        None
  Age:  58                                               Excelsior Tax-Exempt Fund (since
                                                         July 2000); Trustee of Excelsior
                                                         Funds Trust (since July 2000);
                                                         Chief Executive Officer,
                                                         Comprehensive Health Services,
                                                         Inc. (health care management and
                                                         administration).

Roger M. Lynch              Trustee            Since     Director of Excelsior           31        Director, SLD
  Age:  62                                   September   Fund and Excelsior Tax-Exempt                      Commodities, Inc.
                                               2001      Fund and Trustee of Excelsior                      (importer of nuts)
                                                         Funds Trust (since September                       (since 1991);
                                                         2001); Retired Chairman of the Board of            Chairman, Goldman
                                                         Trustees of Fairfield University                   Sachs Money Markets,
                                                         (since 1996); President,                           Inc. (from 1982 to
                                                         Corporate Asset Funding Co., Inc.                  1986).
                                                         (asset securitization) (from 1987
                                                         to 1999); General Partner (from
                                                         1980 to 1986) and Limited Partner
                                                         (from 1986 to 1999), Goldman
                                                         Sachs & Co.



                                                                                               Number of
                                                                                              Portfolios
                                              Term of                                        in Excelsior
                                            Office and                                          Complex                Other
                             Position(s)     Length of                                        Overseen by          Directorships
     Name, Address,         Held with the      Time           Principal Occupation(s)            Board             Held by Board
         Age(1)               Companies      Served(2)          During Past 5 Years            Member(3)             Member(4)
------------------------   --------------- ------------- --------------------------------  ---------------  -----------------------

Jonathan Piel               Trustee         Since 1994   Director of Excelsior Fund and           31        Director, Group for
  Age:  64                                               Excelsior Tax-Exempt Fund (since                   the South Fork,
                                                         1996); Trustee of Excelsior Funds                  Bridgehampton, New
                                                         Trust (since 1994).                                York (since 1993);
                                                                                                            and Member, Advisory
                                                                                                            Committee, Knight
                                                                                                            Journalism
                                                                                                            Fellowships,
                                                                                                            Massachusetts
                                                                                                            Institute of
                                                                                                            Technology (since
                                                                                                            1984).

OFFICERS

James L. Bailey             President          Since     Executive Vice President of U.S.         N/A       N/A
  114 West 47th Street                       May 2003    Trust Corporation and U.S. Trust
  New York, NY 10036                                     New York (since January 2003);
  Age:  57                                               President, Excelsior Fund,
                                                         Excelsior Tax-Exempt Fund and
                                                         Excelsior Funds Trust (since
                                                         May 2003); Consultant in the
                                                         financial services industry
                                                         (from August 2000 to January
                                                         2003); Executive Vice President
                                                         of Citicorp (1992 to August
                                                         2000).

Brian Schmidt               Vice            Since 2001   Senior Vice President, U.S. Trust        N/A       N/A
  225 High Ridge Road       President,                   Company (since 1998); Vice
  Stamford, CT 06905        Chief                        President, U.S. Trust Company
  Age:  44                  Financial                    (from 1996-1998); Vice President,
                            Officer and                  Chief Financial Officer and
                            Treasurer                    Treasurer, Excelsior Fund,
                                                         Excelsior Tax-Exempt Fund and
                                                         Excelsior Funds Trust (since
                                                         February 2001); Chief Financial
                                                         Officer, Excelsior Venture
                                                         Investors III, LLC and
                                                         Excelsior Venture Partners III,
                                                         LLC (since 2001); Chief
                                                         Financial Officer, Excelsior
                                                         Private Equity Fund II, Inc.
                                                         (since 1997) and UST Private
                                                         Equity Fund, Inc. (since 1995).

Frank Bruno                 Vice            Since 2001   Vice President, U.S. Trust               N/A       N/A
  225 High Ridge Road       President and                Company (since 1994); Vice
  Stamford, CT 06905        Assistant                    President and Assistant
  Age:  43                  Treasurer                    Treasurer, Excelsior Fund,
                                                         Excelsior Tax-Exempt Fund and
                                                         Excelsior Funds Trust (since
                                                         February 2001); Treasurer,
                                                         Excelsior Venture Investors
                                                         III, LLC and Excelsior Venture
                                                         Partners III, LLC (since 2001),
                                                         Excelsior Private Equity Fund
                                                         II, Inc. (since 1997) and UST
                                                         Private Equity Fund, Inc.
                                                         (since 1995).

Joseph Leung                Vice               Since     Vice President, U.S. Trust               N/A       N/A
  225 High Ridge Road       President and    May 2003    Company (since March 2003); Vice
  Stamford, CT  06905       Assistant                    President and Assistant
  Age:  37                  Treasurer                    Treasurer, Excelsior Fund,
                                                         Excelsior Tax-Exempt Fund and
                                                         Excelsior Funds Trust (since
                                                         May 2003); Vice President of
                                                         Merrill Lynch & Co. (from 2000
                                                         to 2002); Treasurer, Vice
                                                         President and Chief Accounting
                                                         Officer of Midas Funds, Bexil
                                                         Fund, Tuxis Fund, Global Income
                                                         Fund and Winmill & Co. Incorporated
                                                         (from 1995 to 2000).




                                                                                               Number of
                                                                                              Portfolios
                                              Term of                                        in Excelsior
                                            Office and                                          Complex                Other
                             Position(s)     Length of                                        Overseen by          Directorships
     Name, Address,         Held with the      Time           Principal Occupation(s)            Board             Held by Board
         Age(1)               Companies      Served(2)          During Past 5 Years            Member(3)             Member(4)
------------------------   --------------- ------------- --------------------------------  ---------------  -----------------------


Alison Baur                 Secretary        Since May   Vice President, Charles Schwab &         N/A       N/A
  101 Montgomery Street                        2003      Co., Inc. (since 1999);
  San Francisco, CA  94104                               Secretary, Excelsior Fund,
  Age:  39                                               Excelsior Tax-Exempt Fund and
                                                         Excelsior Funds Trust (since May
                                                         2003); Associate General Counsel,
                                                         Grantham, Mayo, Van Otterloo &
                                                         Co. LLC (1997-1999).

Lee Wilcox                  Assistant       Since June   Employed by SEI Investments since        N/A       N/A
  530 E. Swedesford Road    Treasurer          2002      June 2002.  Director of Fund
  Wayne, PA  19087                                       Accounting, SEI Investments since
  Age:  44                                               June 2002.  Senior Operations
                                                         Manager of Deutsche Bank Global
                                                         Fund Services (2000-2002),
                                                         PricewaterhouseCoopers LLP
                                                         (1995-2000), United States Army
                                                         (1982-1992).

Timothy D. Barto            Assistant       Since 2001   Employed by SEI Investments since        N/A       N/A
  One Freedom Valley Drive  Treasurer                    October 1999.  Vice President and
  Oaks, PA  19456                                        Assistant Secretary of SEI
  Age: 35                                                Investments since December 1999.
                                                         Associate at Dechert, Price &
                                                         Rhoads (1997-1999).  Associate at
                                                         Richter, Miller and Finn
                                                         (1993-1997).


---------------------------
(1)  Each trustee may be contacted by writing to Excelsior Funds, One
     Freedom Valley Drive, Oaks, PA 19456.
(2) Each director/trustee shall hold office until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed. The president, treasurer and secretary of each Company shall hold office for a one year term and until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed, or becomes disqualified in accordance with each Company's by-laws.
(3) The Excelsior Funds Complex consists of all registered investment companies (Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust) for which U.S. Trust serves as investment adviser. As of July 29, 2003, the Excelsior Funds Complex consisted of 31 Funds.
(4) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.
(5) Mr. Gomory retired from the Board of Directors/Trustees of the Excelsior Funds Complex on January 23, 2003.

The Board has an Audit Committee that meets annually to review the Trust's financial statements with the independent accountants and to report on its findings to the Board. The members of the Committee are Frederick S. Wonham, Rodham L. Drake, Mel Hall, Roger M. Lynch and Jonathan Piel. The Committee met one time during the fiscal year ended March 31, 2003.


The Trust's Board has a Nominating Committee consisting of Messrs.
Drake and Piel. The Nominating Committee is responsible for considering candidates for election to the Trust's Board in the event a position is vacated or created. The Nominating Committee did not meet during the Trust's fiscal year ended March 31, 2003. The Nominating Committee will consider nominees recommended by the Trust's shareholders. Shareholders who wish to recommend a nominee should send nominations to the Secretary of the Trust.

            Effective September 5, 2001, each director receives an annual fee of $15,000 from each of Excelsior Fund and Excelsior Tax-Exempt Fund and $6,000 from Excelsior Funds Trust plus a per-Company meeting fee of $2,500 from each of Excelsior Fund and Excelsior Tax-Exempt Fund and $1,000 from Excelsior Funds Trust for each meeting attended and is reimbursed for expenses incurred in attending meetings. The Chairman of the Board is entitled to receive an additional annual fee of $7,500 from each of Excelsior Fund and Excelsior Tax-Exempt Fund and $5,000 from Excelsior Funds Trust. In addition, Messrs. Drake and Piel each receive $1,000 per annum from each of Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust for their services on the Nominating Committee. Prior to September 5, 2001, each director received an annual fee of $9,000 from each of Excelsior Fund and Excelsior Tax-Exempt Fund and $4,000 from Excelsior Funds Trust plus a per-Company meeting fee of $1,500 from each of Excelsior Fund and Excelsior Tax-Exempt Fund and $250 from Excelsior Funds Trust for each meeting attended and was reimbursed for expenses incurred for attending meetings. The Chairman of the Board of each Company was entitled to receive an additional $5,000 per annum from each of Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust for services in such capacity. In addition, Messrs. Drake and Piel each received $2,000 per annum for their services on the Nominating Committee. The Trustees may hold various other directorships unrelated to the Funds. The employees of U.S. Trust Company and SEI do not receive any compensation from the Trust for acting as officers of the Trust.

            The following table summarizes the dollar range of shares beneficially owned by each director/trustee in the Fund Complex as of December 31, 2002.(1)


                                                              Aggregate Dollar
                                                              Range of Equity
                                                             Securities in All
                                                                 Registered
                                                                 Investment
                                                             Companies Overseen
                                                            or to be Overseen by
                                                                Director or
                                                             Nominee in Family
                          Dollar Range of Equity               of Investment
Name of Director          Securities in each Fund               Companies
--------------------------------------------------------------------------------

Frederick S. Wonham       Mid Cap Value Fund   over $100,000     over $100,000
                          High Yield Fund      over $100,000


Rodman L. Drake                         None                       $1 - 10,000


Morrill Melton Hall, Jr.  Mid Cap Value Fund   $1 - 10,000      $10,000 - 50,000


Roger M. Lynch                          None                          None


Jonathan Piel             High Yield Fund      over $100,000     over $100,000

-----------------------------
1 Fund Complex Means the Trust, Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc.

            As of July 29, 2003, the Trustees and officers of the Trust as a group owned beneficially less than 1% of the outstanding shares of each Fund, and less than 1% of the outstanding shares of all Funds in the aggregate.

            The following chart provides certain information about fees received by the Trustees in the most recently completed fiscal year.


                                      Pension or
                                      Retirement                           Total
                        Aggregate      Benefits                      Compensation from
                      Compensation  Accrued As Part    Estimated       the Trust and
                        from the       of Trust     Annual Benefits    Fund Complex*
                         Trust         Expenses     Upon Retirement   Paid to Trustees
                         ------        --------         -----------   ----------------
Frederick S. Wonham     $16,000         None             None        $86,000 (3)**
Rodman L. Drake         $12,000         None             None        $71,000 (3)**
Jonathan Piel           $11,000         None             None        $66,000 (3)**
Mel Hall                $11,000         None             None        $66,000 (3)**
Roger M. Lynch          $11,000         None             None        $66,000 (3)**
Ralph E. Gomory***      $11,000         None             None        $66,000 (3)**

* The "Fund Complex" consists of the Trust, Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc.

** Number of investment companies in the Fund Complex for which trustee served as director or trustee.

***  Mr. Gomory resigned from the Boards as of January 23, 2003.

            The Trust Instrument of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees, or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

Investment Advisory Services

            United States Trust Company of New York and U.S. Trust Company, N.A. (together, "U.S. Trust" or the "Adviser") serve as co-investment advisers to the Funds, subject to the general supervision and guidance of the Board of Trustees of the Trust. On June 1, 2003, U.S. Trust Company merged into U.S. Trust Company, N.A. In the Investment Advisory Agreements, the Adviser has agreed to provide the services described in the Prospectus. The Adviser provides investment advisory services through their respective registered investment advisory divisions, U.S. Trust New York Asset Management Division and U.S. Trust Company, N.A. Asset Management Division.

            At a meeting held on July 31, 2003, the Board of Trustees of the Trust, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act), approved the continuation of the Trust's Investment Advisory Agreement with the Adviser with respect to the Funds, for an additional one-year period. In connection with such approvals, the trustees considered, with the assistance of independent counsel, their legal responsibilities and reviewed the nature and quality of the Adviser's services provided to each Fund and the Adviser's experience and qualifications. The trustees considered, in particular, each Fund's fee structure, including each Fund's operating expense ratios and the Adviser's fee waivers and expense reimbursements for each Fund; the profitability to the Adviser of its services to the Trust, the brokerage and research services received in connection with the placement of brokerage transactions for the Funds; possible economies of scale; other compensation or possible benefits to the Adviser arising from its relationship with the Trust; and a comparison of fees charged by the Adviser with fees charged to similar clients. The trustees also considered the personnel and resources of the Adviser, the overall nature and quality of the Adviser's services and the specific provisions of the Investment Advisory Agreement.

            Among other items, the trustees also reviewed and considered a Lipper report comparing: (i) the performance of each Fund to the performance of the applicable Lipper universe (both by rank and quintile); (ii) the contractual management fee for each Fund with that of funds with the same investment classification; (iii) the expenses for each Fund to comparable Lipper groups (both by rank and quintile and also as a percentage of assets); and (iv) expense ratio components (contractual management fees and actual management fees) for each Fund to comparable Lipper groups (both by rank and quintile and also as a percentage of assets).

            After discussion, the Board of Trustees concluded that the Adviser had the capabilities, resources and personnel necessary to continue to manage the Trust. The Board of Trustees also concluded that based on the services that the Adviser would provide to the Trust under the Investment Advisory Agreements and the expenses incurred by the Adviser in the performance of such services, the compensation to be paid to the Adviser was fair and equitable with respect to each Fund. Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Board of Trustees concluded unanimously that it was in the best interests of the Funds to continue the Investment Advisory Agreement with the Adviser for an additional one-year period.

            Each Advisory Agreement will continue in effect with respect to each Fund as long as such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by a majority vote of the shareholders in the applicable Fund and, in either case, by a majority of the Trustees of the Trust who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. Each investment adviser and administrator has agreed to waive certain fees.

            Each Advisory Agreement provides that the Adviser may render services to others, and each Advisory Agreement is terminable by the Trust without penalty on not more than 60 days' nor less than 30 days' written notice when authorized either by majority vote of the Fund or by a vote of a majority of the Board of Trustees of the Trust, or by the Adviser on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. Each Advisory Agreement provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment, or for any act or omission in the execution of security transactions for a Fund, except that U.S. Trust New York and U.S. Trust Company, N.A. shall be jointly, but not severally, liable for willful misfeasance, bad faith, gross negligence or reckless disregard of their obligations and duties under the Advisory Agreement.

            U.S. Trust Corporation is a wholly-owned subsidiary of Schwab. Charles R. Schwab is the founder, Chairman and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. Through its principal subsidiary Charles Schwab & Co., Inc., Schwab is one of the nation's largest financial services firm and the nation's largest electronic brokerage firm, in each case measured by customer assets. At May 15, 2003, Schwab served 8.0 million active accounts with $798.2 billion in customer assets.

            For the services provided and expenses assumed pursuant to the Advisory Agreements, the Adviser is entitled to be paid a fee computed daily and paid monthly, at the annual rate of 0.65% of the average daily net assets of each of the Equity, Mid Cap Value, Optimum Growth, Income and Total Return Bond Funds, 0.80% of the average daily net assets of the High Yield Fund and 1.00% of the average daily net assets of the International Equity Fund.

            The Adviser has contractually agreed to waive all or a portion of the advisory fees payable to it by each Fund to keep such Fund's net annual operating expenses from exceeding the percentage stated in the "Annual Fund Operating Expenses" section of the Fund's prospectus. The waiver may not be terminated before March 31, 2004.

            Prior to May 31, 2000, U.S. Trust served as investment adviser to the Equity, Income, Total Return Bond, Mid Cap Value and Optimum Growth Funds pursuant to an advisory agreement substantially similar to the Advisory Agreement currently in effect for such Funds.

            For the fiscal years ended March 31, 2003, 2002 and 2001, the Trust paid the Adviser fees for advisory services as follows:

                           Fiscal Year Ended Fiscal Year Ended Fiscal Year Ended
                             March 31, 2003   March 31, 2002    March 31, 2001
                             --------------   --------------    --------------

Equity Fund                  $   410,943         $565,216          $819,889
Mid Cap Value Fund           $   509,573         $355,380          $218,842
Optimum Growth Fund          $   160,739         $212,538          $458,880
Income Fund                  $   352,823         $336,739          $280,708
Total Return Bond Fund       $   951,910         $956,717          $796,545
International Equity Fund    $   227,578         $334,339          $452,023
High Yield Fund              $ 1,051,727         $721,840          $ 46,726

            For the fiscal years ended March 31, 2003, 2002 and 2001, the Adviser's waivers reduced advisory fees as follows:

                           Fiscal Year Ended Fiscal Year Ended Fiscal Year Ended
                             March 31, 2003   March 31, 2002    March 31, 2001
                             --------------   --------------    --------------

Equity Fund                  $    86,921        $   179,129      $   297,728
Mid Cap Value Fund           $   124,764        $    63,959      $    75,250
Optimum Growth Fund          $    20,779        $   115,808      $   133,248
Income Fund                  $   306,337        $   369,291      $   379,891
Total Return Bond Fund       $   818,188        $ 1,015,492      $ 1,024,950
International Equity Fund    $   158,590        $   268,394      $   490,571
High Yield Fund              $   460,411        $   411,578      $    68,502


Administrators

            SEI, Federated Services Company (an affiliate of the Distributor) and U.S. Trust Company, N.A. (together, the "Administrators") serve as the Trust's administrators and provide the Funds with general administrative and operational assistance. SEI replaced Chase Global Funds Services Company ("CGFSC") as one of the Company's Administrators pursuant to an Accounting and Administration Agreement dated June 4, 2001 (the "Administration Agreement"). Under the Administration Agreement, the Administrators have agreed to maintain office facilities for the Funds, furnish the Funds with statistical and research data, clerical, accounting, and bookkeeping services, and certain other services required by the Funds, and to compute the net asset values, net income and realized capital gains or losses, if any, of the Funds. The Administrators prepare semiannual reports to the SEC, prepare federal and state tax returns, prepare filings with state securities commissions, arrange for and bear the cost of processing Share purchase and redemption orders, maintain the Funds' financial accounts and records, and generally assist in the Funds' operations.

            The Administrators also provide administrative services to the investment portfolios of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc., which are also advised by U.S. Trust and its affiliates and distributed by the Distributor. For services provided to all of the investment portfolios of the Trust, Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (except for the international portfolios of Excelsior Funds, Inc. and the Trust), the Administrators are entitled jointly to fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of the three companies (excluding the international portfolios of the Trust and Excelsior Funds, Inc.) as follows:


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

                   Combined Aggregate Average Daily Net Assets
                     of the Trust, Excelsior Funds, Inc. and
                   Excelsior Tax-Exempt Funds, Inc. (excluding
                    the international portfolios of the Trust
                           and Excelsior Funds, Inc.)

                                                            Annual Fee
                                                            ----------
First $200 million .......................................    0.200%
Next $200 million ........................................    0.175%
Over $400 million ........................................    0.150%

            Administration fees payable to the Administrators by each portfolio of the Trust, Excelsior Funds, Inc., and Excelsior Tax-Exempt Funds, Inc. are allocated in proportion to their relative average daily net assets at the time of determination. From time to time, the Administrators may voluntarily waive all or a portion of the administration fee payable to them by a Fund, which waivers may be terminated at any time. For the fiscal year ending March 31, 2004, U.S. Trust Company has voluntarily agreed to waive 0.04% of its administration fee.

            For the fiscal years ended March 31, 2003, 2002 and 2001, the Funds paid the following administration fees:

                           Fiscal Year Ended Fiscal Year Ended Fiscal Year Ended
                             March 31, 2003   March 31, 2002    March 31, 2001
                             --------------   --------------    --------------

Equity Fund                  $    81,353         $138,046          $261,350
Mid Cap Value Fund           $   127,623         $ 75,811          $ 68,774
Optimum Growth Fund          $    12,975         $ 61,133          $137,584
Income Fund                  $   120,393         $129,595          $154,478
Total Return Bond Fund       $   306,361         $362,557          $425,949
International Equity Fund    $    35,428         $102,058          $188,519
High Yield Fund              $   230,110         $158,642          $ 16,979

            For the fiscal years ended March 31, 2003, 2002 and 2001, the Administrators waived the following administration fees:

                           Fiscal Year Ended Fiscal Year Ended Fiscal Year Ended
                             March 31, 2003   March 31, 2002    March 31, 2001
                             --------------   --------------    --------------

Equity Fund                  $    31,447         $ 35,783            $    0
Mid Cap Value Fund           $    48,879         $ 22,250            $    0
Optimum Growth Fund          $    14,475         $ 15,868            $  883
Income Fund                  $    44,790         $ 35,524            $    0
Total Return Bond Fund       $   117,095         $ 98,638            $    0
International Equity Fund    $    16,782         $ 18,489            $    0
High Yield Fund              $    79,760         $ 50,331            $    0


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

Shareholder Organizations

            The Trust has entered into agreements with certain Shareholder Organizations. Such agreements require the Shareholder Organizations to provide shareholder administrative services to their Customers who beneficially own Shares in consideration for a Fund's payment of not more than the annual rate of 0.25% of the average daily net assets of the Fund's Shares beneficially owned by Customers of the Shareholder Organization. Such services may include: (a) acting as recordholder of Shares; (b) assisting in processing purchase, exchange and redemption transactions; (c) transmitting and receiving funds in connection with Customer orders to purchase, exchange or redeem Shares; (d) providing periodic statements showing a Customer's account balances and confirmations of transactions by the Customer; (e) providing tax and dividend information to shareholders as appropriate; (f) transmitting proxy statements, annual reports, updated prospectuses and other communications from the Trust to Customers; and
(g) providing or arranging for the provision of other related services. It is the responsibility of Shareholder Organizations to advise Customers of any fees that they may charge in connection with a Customer's investment.

            The Trust's agreements with Shareholder Organizations are governed by an Administrative Services Plan (the "Plan") adopted by the Trust. Pursuant to the Plan, the Trust's Board of Trustees will review, at least quarterly, a written report of the amounts expended under the Trust's agreements with Shareholder Organizations and the purposes for which the expenditures were made. In addition, the arrangements with Shareholder Organizations will be approved annually by a majority of the Trust's Trustees, including a majority of the Trustees who are not "interested persons" of the Trust (as defined in the 1940
Act) and have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

            Any material amendment to the Trust's arrangements with Shareholder Organizations must be approved by a majority of the Trust's Board of Trustees (including a majority of the Disinterested Trustees). So long as the Trust's arrangements with Shareholder Organizations are in effect, the selection and nomination of the members of the Trust's Board of Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) will be committed to the discretion of such Disinterested Trustees.

            For the fiscal year ended March 31, 2003, the Trust made payments to Shareholders Organizations in the following amounts:

                                                   Amounts Paid to Affiliates of

                                    Total Paid              U.S. Trust
                                    ----------              ----------

Equity Fund                          $    399                $      0
Mid Cap Value Fund                   $311,883                $ 99,558
Optimum Growth Fund                  $ 49,301                $  3,443
Income Fund                          $    146                $      0
Total Return Bond Fund               $ 15,325                $      0
International Equity Fund            $     65                $      0
High Yield Fund                      $567,061                $145,655


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

Expenses

            The expenses of the Trust include the compensation of its Trustees who are not affiliated with the Adviser; governmental fees; interest charges; taxes; fees and expenses of the Adviser and Administrators, of independent auditors, of legal counsel and of any transfer agent, custodian, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, Shares of each Fund.

            Expenses of the Trust also include expenses of distributing and redeeming Shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, reports, notices, proxy statements and reports to shareholders and to governmental offices and commissions; expenses of shareholder and Trustee meetings; expenses relating to the issuance, registration and qualification of Shares of each Fund and the preparation, printing and mailing of prospectuses for such purposes; and membership dues in the Investment Company Institute allocable to the Trust.

Transfer Agent and Custodian

            J.P. Morgan Chase Bank ("J.P. Morgan Chase"), a wholly-owned subsidiary of J.P. Morgan Chase & Co., Inc., serves as custodian of the Funds' assets. Under the Custodian Agreement, J.P. Morgan Chase has agreed to: (i) maintain a separate account or accounts in the name of the Funds; (ii) make receipts and disbursements of money on behalf of the Funds; (iii) collect and receive all income and other payments and distributions on account of the Funds' portfolio securities; (iv) respond to correspondence from securities brokers and others relating to its duties; (v) maintain certain financial accounts and records; and (vi) make periodic reports to the Trust's Board of Trustees concerning the Funds' operations. J.P. Morgan Chase may, at its own expense, open and maintain custody accounts with respect to the Funds with other banks or trust companies, provided that J.P. Morgan Chase shall remain liable for the performance of all its custodial duties under the Custodian Agreement, notwithstanding any delegation. Communications to the custodian should be directed to J.P. Morgan Chase, Mutual Funds Service Division, 3 Chase MetroTech Center, 8th Floor, Brooklyn, NY 11245.

            State Street Bank and Trust Company ("State Street") serves as transfer agent for the Funds pursuant to a Transfer Agency and Service Agreement. Under this Agreement, State Street has agreed to perform the following functions, among others: (i) issue and redeem Shares of the Funds;
(ii) address and mail all communications by the Funds to their shareholders, including reports to shareholders, dividend and distribution notices, and proxy materials for their meetings of shareholders; (iii) respond to correspondence by shareholders and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Trust's Board of Trustees concerning the Funds' operations. For its transfer agency and dividend disbursement services, State Street is entitled to receive an annual fee of $12.50 per Network Account, $17.50 per Direct Account and $2.40 per Closed Account. In addition, State Street is entitled to be reimbursed for its out-of-pocket expenses for the cost of forms, postage, processing purchase and redemption orders, handling of proxies, and other similar expenses in connection with the above services.

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

            State Street may, at its own expense, delegate its transfer agency obligations to BFDS or an affiliate registered as a transfer agent under applicable law, provided that State Street shall remain liable for the performance of all of its transfer agency duties under the Transfer Agency and Service Agreement, notwithstanding any such delegation. Pursuant to this provision in the agreement, State Street has delegated its transfer agency obligations to BFDS. For those services provided by it, BFDS is entitled to receive the same schedule of fees as State Street. Communications to the transfer agent should be directed to Excelsior Funds, c/o BFDS, P.O. Box 8529, Boston, MA 02266-8529 (or, if by overnight or certified mail, 66 Brooks Drive, Braintree, MA 02184).

            Prior to September 24, 2001, Chase Global Funds Services Company served as the Trust's transfer agent pursuant to a transfer agency agreement substantially similar to the Transfer Agency and Service Agreement currently in effect for the Trust.

                              INDEPENDENT AUDITORS

            Ernst & Young LLP, independent auditors, 200 Clarendon Street, Boston, MA 02116, serve as auditors of the Trust. The Funds' Financial Highlights included in the Prospectuses and the financial statements for the fiscal year ended March 31, 2003 incorporated by reference in this Statement of Additional Information have been audited by Ernst & Young LLP for the periods included in their reports thereon which appear therein.

                                     COUNSEL

            Legal matters in connection with the issuance of shares of stock of the Fund are passed upon by Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022.

                                    TAXATION

            The following supplements the tax information contained in the Prospectus.

            For federal income tax purposes, each series of the Trust is treated as a separate corporate entity and has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally relieves a Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with applicable requirements. If, for any reason, a Fund does not qualify for a taxable year for the special federal tax treatment afforded regulated investment companies, such Fund would be subject to federal tax on all of its taxable income at regular corporate rates, without any deduction for distributions to shareholders. In such event, dividend distributions would be taxable as ordinary income to shareholders to the extent of the Fund's current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

            A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Funds intend to make sufficient distributions or deemed distributions of their ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

            Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

            Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury as backup withholding 28% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund when required to do so either that they are not subject to backup withholding or that they are "exempt recipients." Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder's ultimate federal income tax liability if proper documentation is provided.

            Any investment by a Fund in zero coupon bonds, certain securities purchased at a market discount, and similar instruments will cause a Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, a Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

            While certain of the Funds might invest in municipal securities, the interest on which might otherwise be exempt from tax, it is generally not expected that any Fund will satisfy the requirements under the Code to pass-through such exempt income to shareholders as tax-exempt dividends.

            Any Fund's transactions in options, futures contracts, and forward currency exchange contracts will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. In addition, foreign exchange gains or losses realized by any Fund will generally be treated as ordinary income or loss by the Fund. Investment by a Fund in certain "passive foreign investment companies" may also have to be limited in order to avoid a tax on the Fund. Such a Fund may elect (if such election is available) to mark to market any investments in "passive foreign investment companies" on the last day of each year. This election may cause a Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

            The tax principles applicable to transactions in financial instruments and futures contacts and options that may be engaged in by the International Equity Fund, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to Shareholders as ordinary income. In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the PFIC shares.

            If the International Equity Fund holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, the Fund may elect to "pass through" to the Fund's shareholders foreign income taxes paid. If the Fund so elects, shareholders will be required to treat their pro rata portion of the foreign income taxes paid by the Fund as part of the amounts distributed to them by the Fund and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the International Equity Fund does not qualify or elect to pass through to the Fund's shareholders foreign income taxes paid, shareholders will not be able to claim any deduction or credit for any part of the foreign income taxes paid by the Fund.

            The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action. Shareholders are advised to consult their tax advisers concerning their specific situations and the application of state, local and foreign taxes.

                            DESCRIPTION OF THE TRUST

            The Trust's Trust Instrument permits the Trustees of the Trust to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share) of each class of each Fund and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in each Fund. The Trust reserves the right to create and issue any number of series or classes; investments in each series participate equally in the earnings, dividends and assets of the particular series only and no other series. Currently, the Trust has six active series, although additional series may be established from time to time.

            The shares of the Mid Cap Value, High Yield and Optimum Growth Funds are classified into two separate classes of shares representing Retail Shares and Institutional Shares. Retail Shares have different expenses than Institutional Shares which may affect performance.

            Each share (irrespective of class designation) of a Fund represents an interest in that Fund that is proportionate with the interest represented by each other share. Shares have no preference, preemptive, conversion or similar rights. Shares when issued are fully paid and nonassessable, except as set forth below. Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote and will vote in the aggregate and not by class or series, except as otherwise expressly required by law. Separate votes, however, are taken by each class or series on matters affecting an individual class or series. For example, a change in investment policy for a series would be voted upon only by shareholders of the series involved. Shareholders of all series of the Trust will vote together to elect Trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series of the Trust could control the outcome of these votes.

            The Trust is not required to and has no current intention to hold annual meetings of shareholders, although the Trust will hold special meetings of shareholders when in the judgment of the Board of Trustees of the Trust it is necessary or desirable to submit matters for a shareholder vote. Shareholders have the right to remove one or more Trustees of the Trust at a shareholders meeting by a vote of two-thirds of the outstanding shares of the Trust. Shareholders also have the right to remove one or more Trustees of the Trust without a meeting by a declaration in writing by a majority of the shareholders. Upon liquidation or dissolution of a Fund, shareholders would be entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

            The assets of the Trust received for the issue or sale of the shares of each class of each series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such class and series and constitute the underlying assets of such class and series. The underlying assets of each series are segregated on the books of account, and are to be charged with the liabilities in respect to such series and with such a share of the general liabilities of the Trust. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, have the power to determine which liabilities are allocable to a given class or series, or which are general or allocable to two or more series. In the event of the dissolution or liquidation of the Trust or any series, the holders of the shares of any series are entitled to receive as a class the value of the underlying assets of such shares available for distribution to shareholders.

            The Trustees may amend the Trust Instrument without shareholder approval, except shareholder approval is required for any amendment (a) which affects the voting rights of shareholders under the Trust Instrument, (b) which affects shareholders' rights to approve certain amendments to the Trust Instrument, (c) required to be approved by shareholders by law or the Registration Statement, or (d) submitted to shareholders for their approval by the Trustees in their discretion. Pursuant to Delaware business trust law and the Trust Instrument, the Trustees may, without shareholder approval, (i) cause the Trust to merge or consolidate with one or more entities, if the surviving or resulting entity is the Trust or another open-end management investment company registered under the 1940 Act, or a series thereof, that will succeed to or assume the Trust's registration under the 1940 Act, or (ii) cause the Trust to incorporate under the laws of the State of Delaware.

            The Trust Instrument provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees, or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

            Under Delaware law, shareholders of a Delaware business trust are entitled to the same limitation on personal liability which is extended to shareholders of private for profit corporations organized under the General Corporation Law of the State of Delaware. However, the courts of other states may not apply Delaware law and shareholders may, under certain circumstances be held personally liable for the obligations of the Trust. The Trust Instrument contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Fund property for any shareholder held personally liable for the obligations of a Fund solely by reason of his being or having been a shareholder. The Trust Instrument also provides for the maintenance, by or on behalf of the Trust and each Fund, of appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and each Fund, their shareholders, Trustees, officers, employees and agents, covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law did not apply, inadequate insurance existed and a Fund itself was unable to meet its obligations.

                             PROXY VOTING PROCEDURES

            The Board of Trustees has delegated the responsibility to vote proxies to the Adviser, subject to the Board's oversight. The Adviser's policies, which follow, are reviewed periodically, and, accordingly are subject to change. The Adviser has established a proxy committee to oversee the voting of proxies. The Proxy Committee is responsible for the review of proxies related to shareholdings in U.S. Trust accounts and forming recommendations for voting proxy resolutions. The Proxy Committee policies, procedures and voting recommendations are based entirely upon considerations of investment value and the financial interests of account principals and beneficiaries.

            Wherever possible, the Adviser relinquishes to the account principal the voting proxy for Charles Schwab securities held in a U.S. Trust account. The principal may designate a co-trustee, or any other person authorized by the governing instrument, to vote the shares.

            The Proxy Committee has determined that U.S. Trust's voting policy is summarized by the following:

     1. U.S. Trust votes in accordance with the views and recommendations of corporate management on routine issues related to domestic and international equities. Routine issues are defined in Appendix C.

     2. On non-routine issues, U.S. Trust's own policies and procedures will apply and votes shall be cast accordingly. U.S. Trust's own policies are defined in Appendix D.

     3. When a voting issue arises that is not routine or is not specifically enumerated in the U.S. Trust policy, U.S. Trust will vote in accordance with the view of the company's management.

     4. It is the responsibility of U.S. Trust's analysts and investment professionals to highlight potentially significant proxy issues -in the companies we own and follow and to suggest voting recommendations to the Proxy Committee based upon their in-depth knowledge of the company and the issues involved. In addition, the contributions from investment professionals throughout U.S. Trust should not be limited to routine and non-routine issues solely, and encompass other issues that have an impact on the corporate governance of these companies.

     5. In the event that the Proxy Committee determines that it is in the best interests of clients to depart from the objective policies set forth in Paragraphs 1-3 above, and it determines, based upon a variety of factors reflected in procedures that the Proxy Committee has adopted, that a proposed vote would raise a conflict of interest issue, the Proxy Committee shall present such issue to an independent group. Such presentation shall include all relevant information regarding the matter to be voted on and the nature of the conflict. The independent group shall direct the Proxy Committee as to the proper course of action.

           In addition, the U.S. Trust Proxy committee utilizes the services of Institutional Shareholder Services (ISS) for research and proxy handling. ISS's research and input on issues is available to the committee and may be utilized as the committee seeks to address or challenge ourselves on specific corporate issues.

                                 CODE OF ETHICS

            The Trust, U.S. Trust New York, U.S. Trust Company and the Distributor have adopted codes of ethics that allow for personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Funds.

                                  MISCELLANEOUS

            As used herein, "assets allocable to the Fund" means the consideration received upon the issuance of shares in a Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular portfolio of the Trust. In determining a Fund's net asset value, assets allocable to each class of the Fund are charged with the direct liabilities in respect of such class and with a share of the general liabilities of the Trust which are normally allocated in proportion to the relative asset values of the Trust's portfolios at the time of allocation. Subject to the provisions of the Trust's Trust Instrument determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to a Fund, are conclusive.

           As of June 30, 2003, U.S. Trust and its affiliates held of record 98.19%, 98.16%, 68.76%, 98.27%, 70.87%, 95.57% and 93.28% of the Equity, Mid Cap
Value, Optimum Growth, International Equity, Income, Total Return Bond and High Yield Funds' outstanding institutional shares, respectively, as agent or custodian for their customers, but did not own such shares beneficially because they did not have voting investment discretion with respect to such shares. As of the same date, U.S. Trust and its affiliates held of record 70.49%, 46.55% and 80.99% of the Mid Cap Value, Optimum Growth and High Yield Funds' outstanding retail shares, respectively, as agent or custodian for their customers, but did not own such shares beneficially because they did not have voting or investment discretion with respect to such shares.

           As of June 30, 2003, the name, address and percentage ownership of each person that owned beneficially 5% or more of the outstanding Shares of a Fund were as follows: EQUITY: White Plains Hospital Retirement Plan, 1 Davis Ave., White Plains, New York, 10601, 6.35%; Cash BP for Employees of Westlb Adm. Inc., 1211 6th Avenue, New York, New York, 10036, 6.47%; Interboro Ins. DB PL, 155 Minneola Blvd., Minneola, New York, 11501, 6.45%; Albany Law School Restricted, 80 New Scotland Avenue, Albany, New York, 12008, 6.93%; MID CAP VALUE FUND (Institutional Shares): U.S. Trust Retirement Fund, c/o United States Trust Company of New York, 114 West 47th Street, New York, New York, 10036, 44.40%; Eugene Higgins Small Cap & Mid Cap Value, c/o United States Trust Company of New York, 114 West 47th Street, New York, New York, 10036, 12.02%; MID CAP VALUE FUND (Retail Shares): Charles Schwab & Co., 101 Montgomery St., San Francisco, California, 94104, 19.48%; OPTIMUM GROWTH FUND (Institutional Shares): U.S. Trust Retirement Fund, c/o United States Trust Company of New York, 114 West 47th Street, New York, New York, 10036, 75.04%; U.S. Trust of North Carolina Gift Donor Oper. Account, c/o United States Trust Company of New York, 114 West 47th Street, New York, New York, 10036, 16.61%; Charles Schwab & Co., 101 Montgomery St., San Francisco, California, 94104, 30.88%; OPTIMUM GROWTH FUND (Retail Shares): UD Ward M. Miller, Jr. IRA RO 12/7/99 379 Ridgewood Ave., Glen Ridge, New Jersey, 07028, 10.46%; Richmond Strategies Inc. DB Plan, 919 N. Broadway, Yonkers, New York, 10701, 7.98%; J.B. Davis Living Trust, 2043 Northmont Drive, Asheboro, North Carolina, 27205, 15.51%; Benjamin J. Frazier Alternative, 2633 NC Highway 49 S, Asheboro, North Carolina, 27205, 7.04%; Charles Schwab & Co., 101 Montgomery St., San Francisco, California, 94104, 11.09%; INTERNATIONAL EQUITY FUND: The Florence Gould Foundation, 80 Pine Street, New York, New York, 10005, 21.05%; The Liberty Fund, 8335 Allison Pointe Trail, Indianapolis, Indiana, 46250, 21.95%; Cash BP for Employees of Westlb Adm. Inc., 1211 6th Avenue, New York, New York, 10036, 5.14%; INCOME FUND:
Eugene Higgins Residuary, c/o United States Trust Company of New York, 114 West 47th Street, New York, New York, 10036, 58.77%; St. Mary's Hospital for Children, Bayside, New York, 11360, 7.77%; GMAC Active Fixed Income, 1600 Tysons Blvd., Suite 1400, McLean, Virginia, 22102, 7.71%; Bank of New York Clearing Services LLC, 111 East Kilbourn Ave., Milwaukee, Wisconsin, 53202, 8.54%; and Bank of New York Clearing Services LLC, 111 East Kilbourn Avenue, Milwaukee, Wisconsin, 53202, 5.77%; TOTAL RETURN BOND FUND: The Florence Gould Foundation, c/o United States Trust Company of New York, 114 West 47th Street, New York, New York, 10036, 17.27%; and The Liberty Fund, 8335 Allison Pointe Trail, Indianapolis, Indiana, 46250, 14.18%; HIGH YIELD FUND (Institutional Shares):
United States Trust Company Retirement Fund, c/o U.S. Trust Company of New York, 114 West 47th Street, New York, New York, 10036, 34.97%; HF Canouan Trust Fixed Income, c/o Davis Wright Tremaine LLC, 1740 Broadway, New York, New York, 10019, 12.87%; Ralph P. Muller, c/o American Investment Partners, 88 NE 5th Ave., Delray Beach, Florida, 33483, 8.33%; and HIGH YIELD FUND (Retail Shares):
Charles Schwab & Co., 101 Montgomery St., San Francisco, California, 94104,
9.62%.

                              FINANCIAL STATEMENTS

            The audited financial statements and notes thereto in the Trust's Annual Reports to Shareholders for the fiscal year ended March 31, 2003 (the "2003 Annual Reports") for the Funds are incorporated in this Statement of Additional Information by reference. No other parts of the 2003 Annual Reports are incorporated by reference herein. The financial statements included in the 2003 Annual Reports for the Funds have been audited by the Trust's independent auditors, Ernst & Young LLP, whose reports thereon also appear in the 2003 Annual Reports and are incorporated herein by reference. Such financial statements have been incorporated herein in reliance on their reports given on their authority as experts in accounting and auditing. Additional copies of the 2003 Annual Reports may be obtained at no charge by telephoning BFDS at (800) 446-1012 (Retail Shares) or (800) 881-9358 (Institutional Shares).

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

            A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

            "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

            "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

            "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

            "B" - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

            "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

            "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

            Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

            Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:

            "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

            "Prime-2" - Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

            "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

            "Not Prime" - Issuers do not fall within any of the Prime rating categories.

            Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

            "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

            "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

            "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

            "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

            "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

            "D" - Securities are in actual or imminent payment default.

Long-Term Credit Ratings

            The following summarizes the ratings used by Standard & Poor's for long-term issues:

            "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

            "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

            "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

            "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

            Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

            "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

            "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

            "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

            "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

            "C" - A subordinated debt obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

            "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

            - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

            The following summarizes the ratings used by Moody's for long-term debt:

            "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

            "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

            "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

            "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

            "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

            "B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

            "Caa" - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

            "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

            "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

            Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

            The following summarizes long-term ratings used by Fitch:

            "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

            "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

            "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

            "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

            "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

            "B" - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

            "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

            "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

            Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

            PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category or to categories below "CCC".

Notes to Short-Term and Long-Term Credit Ratings

Standard & Poor's

            CreditWatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

            Rating Outlook: A Standard & Poor's Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

            o    Positive means that a rating may be raised.
            o    Negative means that a rating may be lowered.
            o    Stable means that a rating is not likely to change.
            o    Developing means a rating may be raised or lowered.
            o    N.M. means not meaningful.

Moody's

            Watchlist: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody's opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody's Investors Services, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

Fitch

            Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

            Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

            Rating Outlook: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Municipal Note Ratings

            A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

            "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

            "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

            "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

            In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody's Investment Grade ("MIG") and are divided into three levels - MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue's specific structural or credit features. The following summarizes the ratings by Moody's for these short-term obligations:

            "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

            "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

            "MIG-3"/"VMIG-3" - This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

            "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

            Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

            A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

            Moody's credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

            Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

                                   APPENDIX B

            The Funds may enter into futures contracts and options. Such transactions are described in this Appendix.

I.    Interest Rates Futures Contracts

            Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

            The Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, by using futures contracts.

            Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

            Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

            Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade and the Chicago Mercantile Exchange and the New York Futures Exchange. The Fund would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

            A public market now exists in futures contracts covering various financial instruments including long-term Treasury Bonds and Notes; Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities, three-month Treasury Bills; and ninety-day commercial paper. The Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

II. Stock Index Futures Contracts.

            General. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

            The Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

            In addition, the Fund may utilize stock index futures contracts in anticipation of changes in the composition of its holdings. For example, in the event that the Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

III. Futures Contracts on Foreign Currencies.

            A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by the Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

IV. Margin Payments.

            Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Fund's custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instrument fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V. Risks of Transactions in Futures Contracts.

            There are several risks in connection with the use of futures by the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the futures moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Fund. Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the future contract being used, or if otherwise deemed to be appropriate by the Fund. It is also possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

            Where futures are purchased to hedge against a possible increase in the price of securities or a currency before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities to be purchased.

            In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Fund may still not result in a successful hedging transaction over a short time frame.

            Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

            Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

            Successful use of futures by the Fund is also subject to the Fund's ability to predict correctly movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its Portfolio and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

VI.   Options on Futures Contracts

            The Fund may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

            Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts. Although permitted by their fundamental investment policies, the Fund does not currently intend to write futures options during the current fiscal year, and will not do so in the future absent any necessary regulatory approvals.

VII. Accounting and Tax Treatment.

            Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

            Generally, futures contracts held by the Fund at the close of the Fund's taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and sixty percent of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Fund holds the futures contract ("the 40-60 rule"). The amount of any capital gain or loss actually realized by the Fund in a subsequent sale or other disposition of those futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the contracts. With respect to futures contracts to sell, which will be regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Fund, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which will also be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, the Fund may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for federal income tax purposes as sold on the last business day of the Fund's taxable year, but gains and losses will be subject to such short sales, wash sales, loss deferral rules and the requirement to capitalize interest and carrying charges. Under temporary regulations, the Fund would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40-60 rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, no more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term. Opinions on futures contracts generally receive federal tax treatment similar to that described above.

            Certain foreign currency contracts entered into by the Fund may be subject to the "mark-to-market" process. If the Fund makes a Capital Asset Election with respect to such contracts, the contracts will be subject to the 40-60 rule, described above. Otherwise, such gain or loss will be treated as 100% ordinary gain or loss. To receive such federal income tax treatment, a foreign currency contract must meet the following conditions: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends;
(2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts which may be subject to various interpretations. Foreign currency contracts entered into by the Fund may result in the creation of one or more straddles for federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

            Some investments may be subject to special rules which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided In Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument. However, regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the "mark-to-market" rules, unless an election is made to have such currency rules apply. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations, certain transactions subject to the special currency rules that are part of a "Section 988 hedging transaction" (as defined in the Code and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" are not subject to the mark-to-market or loss deferral rules under the Code. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts that the Fund may make or may ender into will be subject to the special currency rules described above. Gain or loss attributable to the foreign currency component of transactions engaged in by the Fund which are not subject to special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

            Under the federal income tax provisions applicable to regulated investment companies, with respect to futures contracts and other financial instruments subject to the "mark-to-market" rules, the Internal Revenue Service has ruled in private letter rulings that a gain realized from such a futures contract or financial instrument will be treated as being derived from a security held for three months or more (regardless of the actual period for which the contract or instrument is held) if the gain arises as a result of a constructive sale under the "mark-to-market" rules, and will be treated as being derived from a security held for less than three months only if the contract or instrument is terminated (or transferred) during the taxable year (other than by reason of the mark-to-market rules) and less than three months have elapsed between the date the contract or instrument is acquired and the termination date. In determining whether the 30% test is met for a taxable year, increases and decreases in the value of the Fund's futures contracts and other investments that qualify as part of a "designated hedge," as defined in the Code, may be netted.

           Appendix C - Routine Issues

           The following items are defined as routine:

  1. Ratification of Auditors

  2. Change Date/Location of Annual Meeting

  3. Amend Articles/Charter - General Matters

  4. Change Company Name

  5. Classification of the Board of Directors

  6. Approval of Stock Splits/Reverse Splits

  7. Reduction of authorized common stock

  8. Increase in capital stock for shareholder rights plan

  9. Reduction of authorized preferred stock

  10. Issuance of shares in connection with an acquisition

  11. Formation of a holding company

  12. Amend Charter/ByLaws to include or remove anti-takeover provisions

  13. Eliminating the right to act by written consent

  14. Removing directors for cause

  15. Adopt/increase or reduce supermajority vote requirement

  16. Adopt or amend shareholder rights plan

  17. Eliminating the right to call a special meeting

  18. Renewal of shareholder rights plan

  19. Establishing term limits for directors

  20. Requiring two candidates for each board seat

  21. Confidential voting

  22. Discretionary voting of unmarked proxies

  23. Special reports on charitable/political contributions and activities

  24. Increasing or decreasing the number of directors

  25. Electing directors (excepting merger or contested)

  26. Shareholder proposals not Identified in Appendix D

           Appendix D - U.S. Trust Voting Policies for Non-Routine
Issues

           Many investment position/shareholders' rights voting questions are routine and recurring. To increase the efficiency of review and response to such questions, the Proxy Committee has adopted the following paragraphs as statements of U.S. Trust's policies on such recurring matters. Proxy questions will continue to be reviewed individually, but record memoranda of voting will refer to the relevant policy paragraph, whenever possible, rather than reiterating the policy in each case.

Paragraph 1 - Management proposals against cumulative voting for the election of directors

           Cumulative voting permits a shareholder to amass (cumulate) all his/her votes for directors and apportion these votes among one, or few, or all directors on a multi-candidate slate. This provision may facilitate the election of minority representatives to the board and can be significant in proxy contests and is often used by dissidents. While used predominantly at the turn of the 20th century, this practice is now relatively rare. U.S. Trust believes that electing directors is one of the most basic rights that an investor can exercise in stock ownership. We also believe strongly that all directors of any corporation should represent the shareholder interests. Furthermore, we assert that corporate managements often operate with the shareholder best interests in mind when selecting directors. Thus, our voting policy on management proposals against cumulative voting for the election of directors is to vote with management.

Paragraph 2 - Management proposals for extinguishing shareholder preemptive rights

           Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. These rights guarantee existing shareholders the first opportunity to purchase shares of a new issue of stock in the class they own, in an amount equal to the percentage of the class they already own. Our policy on management proposals to cancel shareholder preemptive rights to subscribe to new issues of equity-based securities is based broadly upon historical management actions as stewards of the shareholder. For companies having large, actively-traded equity capitalizations, we, as well as corporate managements agree with cancellation of preemptive rights. Individual shareholders proportionate ownership in such cases is not a material financial consideration and increased or maintained ownership may easily be obtained by market purchases. The additional expenses incurred in a rights offering of new securities, including the necessary discount under the prevailing market price, may be comparatively significant. However, in the long term, greater financing flexibility and reduced expenses afforded by not having preemptive rights are more in the interest of shareholders than the less meaningful property right to maintain proportionate ownership. Companies with smaller, less actively traded equity capitalizations, generally do not have the same financing flexibility as those companies aforementioned. Considering the former, in such cases, if management deems it prudent to extinguish such rights, then we support the viewpoint of management.

Paragraph 3 - Management  proposals to  establish or amend  various  forms of incentive compensation plans and retirement or severance benefits for key employees.

           U.S. Trust, supports effective and carefully administered incentive compensation plans, including stock options and other stock purchase rights to be awarded to key employees. Stock option awards to key executives, including "stock appreciation rights" or "contingent credits" are generally only applied to a small number of management employees within an organization who are presumed to exercise functions and responsibilities that measurably affect the operating and financial performance of the corporation. These awards act as incentives for such key employees in improving the overall financial performance of the corporation. These awards should be reasonable, given corporate circumstances, and developed at the discretion of the board of directors compensation or special committee evaluating such plans.

Paragraph 4 - Management  proposals  for  establishing  or amending  employee savings, employee stock ownership plans or investment plans.

           U.S. Trust believes that employee savings plans, including ESOP's (employee stock ownership plans) and ESPP's (employee stock purchase plans) among various other types of employee savings plans, are constructive in building employee ownership and loyalty of and to organizations, as well as driving corporate performance and allow employees to share in the growth potential of their employer. We believe this type of employee involvement is positive long-term for corporate performance. As such, if a corporation's management believes it prudent to establish or amend such plans, we concur.

Paragraph 5 - Management proposals for establishing or amending
              Executive Incentive Bonus Plans

           Continuing the logic in paragraph 3, U.S. Trust believes that executive incentive bonus plans are an integral part of management compensation structures. With proper planning, implementation and monitoring, such plans often provide long-term incentives for corporate executives to create shareholder value that can be sustained and grow through time. Provided that current management of the corporation is not a part of the compensation committee, and that such long-term compensation awards are not unduly great, we believe management proposals for establishing and amending executive incentive bonus plans are worthwhile.

Paragraph 6 - Management proposals to require annual election of all directors

           U.S. Trust believes that electing directors is one of the most basic rights that an investor can exercise in stock ownership. Historically, we have not been opposed to classified boards of directors, in which groups of directors are elected for terms of several years. However, some corporations may seek to provide independent thinking to the board more regularly than classified boards provide. Various studies have been conducted on the benefits of board independence, and most have found at least preliminary evidence that board independence is desirable. If management of the corporation does not seek to classify the board in any way, but rather would prefer to elect all directors annually, U.S. Trust supports the position of management.

Paragraph 7 - Management proposals for re-incorporation under the laws of a different state

           A change of the legal jurisdiction under which the corporation is governed is usually done to reduce taxes or to provide more favorable conditions and greater flexibility of corporate operations. Reduction of expenses or less restrictive governance conditions are generally in stockholders interest for corporations in the long -term. As such, we view these types of requests by management favorably. However, the individual circumstances surrounding the reincorporation are a key consideration in voting for the proposal.

Paragraph 8 - Amendments  to the  Charter or  By-Laws  to  provide  limits to liability of directors, in their role as directors; contractual agreements concerning directors' liability.

           In the long-term, it is in the shareholders' financial interest to have qualified, effective and experienced persons serve as directors. To obtain the services of such persons as "outside" directors, we believe it is necessary to offer competitive compensation and protection from exposure to unreasonable personal liability potentially arising from serving as a director. In 1986, the State of Delaware enacted legislation to limit the liability exposure of directors of Delaware corporations in response to growing problems of litigation and corporate governance. Historically, we have treated corporate actions to comply with changes in local or Federal law and regulations as routine. As such, we believe the treatment of granting liability and indemnification provisions to go hand-in-hand with electing directors and determining their compensation, and thus view it as routine and vote with management on such proposals.

Paragraph 9 - Management proposals for the approval of asset sales, reorganizations & restructurings

           Corporations generally cite a variety of reasons for reorganizing, restructuring and asset sales. In the end, these transactions generally happen for two reasons: 1) the asset causes diseconomies of scale and impacting the economic value of the corporation, and 2) the company believes it can sell the asset for a financial gain to a buyer who can make better use of it. We further believe that management best understands the corporations' assets and their marketable economic value and generally seeks the appropriate courses to pursue when assets are creating diseconomies. Thus, our voting policy reflects that of management's judgment. However, when a sale, reorganization or restructuring is combined with a proxy contest, such situations should be treated as non-routine.

Paragraph 10 - Shareholder  Proposals to establish a nominating  committee of the board of directors.

           A separate nominating committee, composed entirely or in the majority of outside directors, is often proposed by certain shareholders as a protection against the

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perpetuation of a management group through control over the selection of replacement or successor directors. There is no reason to believe that such a committee would perform the nominating function better than one composed of the board in its entirety. It is more likely that a controversial candidate or disagreement among the directors as a group would be avoided or resolved without a nominating committee.

Paragraph 11 - Management proposals to require directors to own 1,000, 2,000 or some similarly large number of shares.

           Traditionally director compensation has been composed of annual cash retainers, meeting fees, and committee fees. Starting in the late 1980's additional forms of compensation were added as generally acceptable forms of compensation. One of these forms of compensation includes stock ownership, either through outright purchase or stock option grants. Like employee stock ownership, director stock ownership aligns the interests of directors and shareholders. Whether through outright purchase (with the director's cash compensation) or through option grant, if the management of a corporation subscribes to the above premise and proposes to require directors to own shares in the corporation they represent, and the share amounts are not unreasonable relative to their compensation, then our voting policy is to vote with management.

Paragraph 12 - Shareholder  proposals  to  prohibit  re-election  of outside directors after an arbitrary period of time or upon retirement from their primary employment

           The usual reason cited for such proposals is to have "fresh faces" on the board of directors. We feel that arbitrarily discarding knowledgeable, experienced directors after an arbitrary time limit, or upon retirement from their primary employment is foolish and opposite shareholder interests. We believe management and the board of directors best understands the board's composition, strengths and weaknesses and know best when to make changes to its composition.

Paragraph 13 - Shareholder  proposals to prohibit one person from holding the offices of Chairman and CEO simultaneously.

           At U.S. Trust we believe that a corporations management and board are best at determining whether or not its Chairman and chief executive officer should be split into two positions. Generally, competent and capable CEO's can handle both the CEO and Chairman positions simultaneously. Additionally some smaller capitalization corporations as well as reorganized companies may have a limited roster of executive officers. On the other hand some believe that having the same person hold the positions simultaneously calls into question whether the board can adequately oversee and evaluate the performance of its senior officers. In the end, we believe that a company's board of directors and management are the best in making such a determination, knowing the stresses, responsibilities and constraints on the individuals in these positions.

Paragraph 14 - Shareholder proposals to report on fees paid to the independent auditors


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           The annual audit of a company's accounts and statements is a complex process. The cost of the audit is determined mainly by the specific characteristics of each company, which may not be comparable even for companies within the same industry. Thus the comparison of one auditor's fees with those of another auditor for a different company is not meaningful.

Paragraph 15 - Shareholder proposals on the reporting of
               government service of employees

           The preparation of a report which would disclose any previous government service of employees would entail additional incremental cost to the corporation and would interfere with the day to day responsibilities of the employees of the organization.

Paragraph 16 - Shareholder  proposals to report on employment  and recruiting practices in relation to the gender or any other characteristics of employees in various job classifications.

           The vast majority of companies make concerted efforts to comply with federal and state laws that prohibit employment discrimination. The frequent preparation of detailed reports on such subjects would be costly and would not provide useful information to the shareholders or the public.

Paragraph 17 - Shareholder proposals to prohibit dealings with certain countries

           U.S. companies universally attempt to comply carefully with laws and regulations governing foreign trade for the simple business reason that to do otherwise incurs major problems and expenses. At the same time, establishing a policy prohibiting business dealings with any country is a foreign policy issue and is a function reserved to the U.S. government.

Paragraph 18 - Shareholder proposals to proclaim political  non-partisanship, prohibit political contributions and various practices, to report on past government affiliations of employees or retained outside contractors, and to report upon "lobbying" activities.

           With few exceptions, companies comply with Federal and state laws and regulations regarding political and lobbying activities and prohibiting contributions or corporate funds. Companies also generally avoid prescribing or monitoring contributions as individuals, which could be an illegal invasion of their rights as citizens. Companies also avoid incurring potential conflicts of interest from previous affiliations of employees or affiliations of principals in outside contractors such as law firms, consultants and investment bankers. It is expensive and bad business practice to do otherwise. Reporting on affiliations of large number of employees would provide little use to shareholders and would be associated with unnecessary expense.

Paragraph 19 - Shareholder  proposals  for special  reports on aspects of the business, markets, prices and product policies


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           Most product policy, market position, pricing and similar statistical data relating to the past performance or future direction of a company's operations fall into one of two categories: 1) proprietary information - of which publication is not in the shareholder's best interests and 2) analytical and operating data - for which publication is in the shareholder best interests. We believe management is the best judge of determining and releasing type two data and for withholding type one data.

Paragraph 20 - Management proposals to create a governance committee

           It is in the best interest of corporations to ensure that they are meeting appropriate standards of good corporate governance. To that end, a committee of the board should be established to oversee relevant aspects of corporate governance and to maintain the checks and balances necessary to successfully navigate the hazards of today's business environment. At U.S. Trust, we support the efforts of a company to improve its governance structure and believe that the board and management are best suited to determine whether or not to establish a separate governance committee or to elect to handle those issues through an existing committee of the board.

Paragraph 21 - Shareholder proposals to limit the number of other public company boards on which the CEO serves

           The usual reason cited in proposals to limit the number of public company boards on which the CEO can serve is that the CEO may find his or her limited time taken from the primary responsibilities of running the company. However, we believe that service on multiple boards may enhance the CEO's performance by broadening his or her experience and facilitating the development of a strong peer network. At U.S. Trust we feel that management and the board are best suited to determine the impact of multiple board memberships on the performance of the CEO and, therefore, our voting policy is to vote with management.

Paragraph 22 - Shareholder proposals to limit consulting fees to an amount less than audit fees

           Today's corporations face a complex, challenging and rapidly evolving business environment. In the pursuit of superior shareholder returns, company management will often enlist the advice and assistance of consulting firms. Depending on the circumstances, the best source of consulting advice may be provided by a firm related to that which audits the company's accounts and financial statements. The costs associated with annual audits or consulting engagements are determined by a wide array of changing facts and circumstances. We believe that the proposed limitation could interfere with the successful management of the organization and is therefore not in the best interests of the company's shareholders.

Paragraph 23 - Shareholder proposals to require the expensing of stock options

           Current accounting standards permit, but do not require, the expensing of stock options. At this time, a standard methodology for the expensing of stock options does

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not exist. We believe that until this issue is thoroughly resolved and the relevant regulatory agencies reach agreement, management is in the best position to determine whether or not a company's stock options should be expensed. At U.S. Trust, our voting policy is to vote with management on this issue.

Paragraph 24 - Shareholder proposals to require that a majority of the board be independent

           U.S. Trust believes that the freedom from both actual conflicts of interest and the appearance of such conflicts are important elements of the effectiveness of the board of directors. While we feel that the vast majority of affiliated and inside directors execute their duties with the utmost degree of objectivity, they may be viewed by some as being less able to effectively analyze company strategy and performance. As such, we are not opposed to proposals requiring that the majority of the board be composed of independent.

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